UNDISCOVERED MANAGERS
ANNUAL REPORT

--------------------------------------------------------------------------------
August 31, 2002

                                         [PHOTO]


                                         Undiscovered Managers
                                         BEHAVIORAL GROWTH FUND

                                         Undiscovered Managers
                                         BEHAVIORAL VALUE FUND

                                         Undiscovered Managers
                                         REIT FUND

                                         Undiscovered Managers
                                         SPECIAL SMALL CAP FUND

                                         Undiscovered Managers
                                         SMALL CAP VALUE FUND

                                         Undiscovered Managers
                                         MID CAP VALUE FUND

                                         UM MERGER & ACQUISITION FUND

                                         UM SMALL CAP GROWTH FUND

                                         UM INTERNATIONAL SMALL CAP EQUITY FUND

                                         UM INTERNATIONAL EQUITY FUND

INVESTMENT ADVISER
Undiscovered Managers, LLC
700 North Pearl Street, Suite 1625
Dallas, Texas 75201

DISTRIBUTOR
PFPC Distributors Inc.
3200 Horizon Drive
King of Prussia, Pennsylvania 19406

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286



The report and the financial statements contained herein are submitted for the general information of the shareholders of Undiscovered Managers Funds. The report is not authorized for distribution to prospective investors in Undiscovered Managers Funds unless preceded or accompanied by the current prospectus.

Welcome to our fifth annual report. We appreciate your continued support through this period of unprecedented market upheaval. We believe strongly that your continued support in Undiscovered Managers Funds (the "Funds") is due in no small part to our managers' strict adherence to their disciplined investment processes.

This report includes financial statements for the Funds during the past year and includes a list of the securities owned in each of the Funds' portfolios as of August 31, 2002. You will also find commentaries on the Funds by each of their respective sub-advisers, as well as an opinion from the Funds' auditors, Deloitte & Touche LLP.

Thank you again for your continued interest and participation. If you have any questions about this report or about the Funds, please do not hesitate to call us at (888) 242-3514.

Sincerely,

/s/ MARK P. HURLEY

Mark P. Hurley

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance of the Fund's Investor Class would have been lower than the Fund's Institutional Class performance shown since the Investor Class has higher expenses than the Institutional Class.


             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                  BEHAVIORAL GROWTH          RUSSELL 2500
                                                        FUND                 GROWTH INDEX
                                                  -----------------          ------------
                                                                  ONE YEAR
Institutional Class                                    (15.62)%                (24.77)%
Investor Class                                         (15.71)%                (24.77)%
                                                                SINCE INCEPTION
Institutional Class (Inception date: 12/31/97)           0.71%                  (3.19)%
Investor Class (Inception date: 7/31/98)                (3.43)%                 (3.93)%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2500 Growth Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


2 UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Growth Fund performed well in the fiscal year ending August 31, 2002, returning -15.62%. The Fund out-performed during the year relative to its benchmark, the Russell 2500 Growth Index, which returned -24.77%. Strength came from retailing, health care and durables. Technology and commercial services were areas of disappointing performance.

BEST PERFORMERS

MICHAELS STORES - This retailer of arts and crafts and home furnishings was the largest contributor to the portfolio in the last year. Higher margins, solid comparable store sales and better inventory management have lead to strong earnings growth.

VARIAN MEDICAL SYSTEMS - This supplier of integrated cancer-care systems has been an outstanding performer in the last year. The company is benefiting from new product introductions and strong demand from both domestic and international markets.

TRIGON HEALTHCARE - This managed healthcare company was acquired by Anthem Inc. As of August 31, 2002, the Fund no longer held this security.

POOR PERFORMERS

ROXIO CORP. - This producer of digital media software produced a large earnings disappointment for the company's calendar year second quarter. The Fund sold its position in this security.

SICOR - A specialty pharmaceutical company that develops, manufactures and markets multi-source injectable pharmaceuticals continues to produce earnings growth but has been a poor stock performer in the past 12 months. Competitive concerns and a general market dislike of pharmaceutical companies have lead to this poor performance. The Fund still holds this security.

PRECISION CASTPARTS - This manufacturer of metal components and products was sold after the company guided earnings and sales lower following the September 11 tragedy. The Fund has sold this position.


                                                   UNDISCOVERED MANAGERS FUNDS 3

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                  BEHAVIORAL VALUE    RUSSELL 2000
                                                        FUND          VALUE INDEX
                                                  ----------------    ------------
                                                                ONE YEAR
Institutional Class                                     (16.16)%        (5.60)%
                                                            SINCE INCEPTION
Institutional Class (Inception date: 12/28/98)           11.15%          7.34%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Value Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.



4     UNDISCOVERED MANAGERS FUNDS

Over the fiscal year ended August 31, 2002, the Fund underperformed the index, with a return of -16.16% vs -5.60% for the Russell 2000 Value Index. The longer term performance continues to be well ahead of the benchmark, with annualized returns since we began managing the Fund three and three-quarter years ago of 11.15% vs 7.34% for the Russell 2000 Value Index.

In general, this year was a good one on a relative basis for value stocks, and particularly for small cap value stocks. The Fund was penalized for its lower concentration in financial stocks relative to its benchmark, and relatively higher exposure to economically sensitive sectors such as retail and electronic technology.

We believe the strategy will identify and capitalize on situations where the market is overlooking strong signs of improving operating performance.

PURCHASES

ARTHROCARE, a medical products manufacturer for both the arthroscopy and ear, nose, and throat surgery markets, was bought because of its successful efforts to reduce manufacturing costs and develop new higher margin products scheduled for introduction later this year. Both these efforts should enable gross margins to expand while also accelerating sales growth through 2003. The CEO, CFO, and one director all purchased stock recently, and the company also has been actively buying back stock on the open market.

TWEETER HOME ENTERTAINMENT, a high-end retailer of audio and video consumer electronics, was bought because of its successful cost reduction efforts combined with the sales growth opportunity the company sees from increased demand for flat panel televisions. The CEO, CFO, and one director all have purchased stock recently on the open market.

CITY HOLDING COMPANY, a retail bank based in West Virginia, was bought as a result of its successful efforts to improve the credit quality of its loan portfolio and hence improve profitability through the implementation of a disciplined centralized loan review program and the disposal of poor quality loans from its balance sheet. The CEO, CFO, and three VPs have all purchased stock on the open market recently.

SABA SOFTWARE, a provider of corporate training software, was bought as a result of its efforts to reduce costs and restructure its management team and sales force to stimulate sales growth. The CEO has purchased approximately $1m of stock on the open market over the past several months.

SALES

SALEM COMMUNICATIONS, a radio broadcaster focusing on religious and family issues, was sold because it had reached a premium valuation relative to its history and peer group as measured on market-cap to free cash flow and enterprise value to EBITDA metrics. This premium valuation held true even using optimistic assumptions about the maturation of its early stage radio properties.

CAREMARK RX, a provider of pharmacy benefit management (PBM) services to corporations, HMOs, and employee groups, was sold as it had reached a premium valuation relative to its historical ranges at the same time that sales of stock by officers and directors was accelerating.


                                                   UNDISCOVERED MANAGERS FUNDS 5

UNDISCOVERED MANAGERS REIT FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                              REIT FUND         MORGAN STANLEY REIT INDEX
                                              ---------         -------------------------
                                                            ONE YEAR
Institutional Class                             9.27%                      8.15%
                                                        SINCE INCEPTION
Institutional Class (Inception date: 1/1/98)    7.62%                      4.32%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Morgan Stanley REIT Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


6 UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers REIT fund delivered a total return of 9.27% during the fiscal year ended August 31, 2002. This exceeded the 8.15% total return of the Fund's benchmark, the Morgan Stanley REIT index. The portfolio, as well as the entire REIT industry, benefited from a trend, beginning in early 2000, that favored investments believed to offer stable and predictable cash flows, lower risks, easy-to-understand business models and high current dividend yields. REIT stocks, we believe, satisfy all those requirements.

And yet the trend benefiting investments in REIT organizations may also be based on a longer-term consideration: Diversification. In the latter part of the 1990s, many investors believed that portfolio diversification was unnecessary and even foolish; they invested only in growth stocks. Today these investors are beginning to understand the risks, as well as the rewards, of investing in such equities, and are becoming much more aware of the benefits of owning multiple asset classes, which should help to smooth the performance of investment portfolios. A recent study issued by Ibbotson Associates concluded that, on the basis of REIT stocks' historical total returns and low correlations with other asset classes, investing in these equities as part of a diversified portfolio would tend to both reduce risk and increase returns. To the extent that investors become convinced that a diversified portfolio is beneficial, the increased interest in REIT equities witnessed during the last few years could be a sustainable trend.

Interestingly enough, this trend is occurring against a backdrop of weak real estate fundamentals during the past 18 months. The 2001 recession is now apparently "over," but job growth remains anemic, business spending has been curtailed dramatically and the consumer, while relatively healthy, remains cautious. Under these difficult conditions, it has not been easy for real estate owners (including, of course, REITs) to lease vacant space. Office and apartment owners have been particularly hard-hit, as occupancy and rental rates have been falling for a number of quarters. While there is some evidence that market conditions are stabilizing (along with the labor markets), there has traditionally been a lag between economic recovery and improving real estate markets. Thus we expect that most real estate markets will remain weak for at least another 12 months.

These conditions have led to flat growth in REITs' cash flows. We expect that cash flows will grow by only 1-2% in 2002, and rebound only modestly next year. However, in most real estate sectors new supply has been cut back, and this should lead to much better supply/demand conditions in the latter part of next year. Meanwhile, interest rates remain very low, and the broader equities market continues to struggle. These factors have tended to support commercial real estate valuations, and may serve to keep REIT stocks attractive for many institutional and individual investors (particularly given their high dividend yields and relatively stable cash flows) despite continued softness in most real estate sectors and markets.

The Fund's relatively good performance during these difficult stock market and economic conditions has reinforced our belief that investing in companies with the best management teams, asset portfolios and balance sheets, when available at attractive prices, is the best long-term strategy for conservative REIT investors. We will continue to focus on companies offering what we believe are reasonably good long-term earnings growth prospects with relatively low risk. The portfolio is presently underweighted as compared to its benchmark in the apartment and hotel sectors, given the low earnings growth visibility and higher risks there, and overweighted as compared to its benchmark in manufactured home communities (and slightly overweighted in retail). Selectivity is more important than ever during these market conditions.

Finally, we continue to try to keep portfolio turnover relatively low. Stable market conditions within the REIT industry have helped us accomplish this during the past 12 months, and we have made few major changes to the portfolio other than those resulting from the buyout of two portfolio investments (Charles Smith Residential and Storage USA). One significant new holding this past year has been Simon Property Group. Simon is the largest mall REIT, with an equity market cap of over $8 billion. Throughout most of the year, we have believed that the consumer would sustain a modest U.S. economic recovery. We also believe that mall owners, enjoying long-term leases, will continue to enjoy relatively stable cash flow growth, as well as low interest rates. Simon should continue to do well in such an environment.


                                                   UNDISCOVERED MANAGERS FUNDS 7

UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                    SPECIAL SMALL     RUSSELL 2000
                                                      CAP FUND           INDEX
                                                    -------------     ------------
                                                                ONE YEAR
Institutional Class                                     (5.77)%         (15.44)%
                                                            SINCE INCEPTION
Institutional Class (Inception date: 12/30/97)           4.46%           (0.63)%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


8 UNDISCOVERED MANAGERS FUNDS

In an extremely difficult market environment, small capitalization value stocks continued their relatively strong performance in the fiscal year ended August 31, 2002. The Special Small Cap Fund lost (5.77%), roughly matching the return of the Russell 2000 Value Index, compared with losses of over 15% for the Russell 2000 Index and 18% for the S&P 500 Index. Our long-time focus on management integrity and earnings quality helped us avoid investing in companies that are having the accounting scandals that have plagued many companies in the past year.

A few of our stocks had some long, strange trips. Both Tenneco Automotive and U.S. Industries headed south on the interstate (I-35 and I-96, respectively). For those with more conventional perspective, these stocks bottomed at $1.35 and $1.96. During the past twelve months, Tenneco actually appreciated over 300% after dropping nearly 65%, leaving it with a 63% gain. U.S. Industries had only slightly less dramatic action, following a 50% drop with a 75% gain. We were just relieved not to find these companies below one dollar at fiscal yearend. While both of these companies had extremely over-leveraged positions, they were generating excess cash flow from operations during their worst periods, which is why we remained shareholders.

On the other side of the spectrum, one of our best performing stocks, Landstar System, actually made it into triple digits before recently splitting two for one. Landstar has been successful in developing a non-capital intensive freight transportation network, with most truck-ownership costs being borne by independent owners/entrepreneurs. This can also be viewed as an Internet success story, since Landstar makes heavy use of the Internet to match drivers with available freight.

We continue to invest in companies where interest of management and shareholders are closely aligned. Our investment approach focuses on risk minimization, even within the normally less volatile small capitalization value category. Consequently, we are hoping for less exciting times in the year ahead.

PURCHASES

ENPRO INDUSTRIES: This industrial manufacturer was spun-off from Goodrich in mid-2002, along with Goodrich's asbestos liability. Our analysis indicates that EnPro is being valued at much too severe a discount because of the uncertainty regarding asbestos litigation.

MACROVISION: This company provides encryption protection against piracy to software producers. The largest market is currently DVD entertainment software. Macrovision has declined over 75% from its high in 2000, and has recently enacted a buyback program.

SALES

MILACRON: Milacron's orders for machinery have remained depressed for an extended period, forcing the company to stop repurchasing shares as earnings dropped below the breakeven level. A newly negotiated credit line put financial restrictions on Milacron's cash flow.

REGIS CORP.: Regis acquired a chain of hair salons in a combination stock and cash transaction.


                                                   UNDISCOVERED MANAGERS FUNDS 9

UNDISCOVERED MANAGERS SMALL CAP VALUE FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance of the Fund's Investor Class would have been lower than the Fund's Institutional Class performance shown since the Investor Class has higher expenses than the Institutional Class.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                      SMALL CAP       RUSSELL 2000
                                                      VALUE FUND      VALUE INDEX
                                                      ----------      ------------
                                                               ONE YEAR
Institutional Class                                     (1.40)%         (5.60)%
Investor Class                                          (1.76)%         (5.60)%
                                                            SINCE INCEPTION
Institutional Class (Inception date: 12/30/97)           9.02%           3.84%
Investor Class (Inception date: 7/31/98)                 8.06%           4.44%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Value Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


10 UNDISCOVERED MANAGERS FUNDS

At this time last year it appeared that the U.S. economy was headed into a deep recession. However, despite the tremendous uncertainty and poor expectations for economic growth, the consumer continued to spend, which resulted in a less severe recession than was expected. Furthermore, thanks to Mr. Greenspan, interest rates remained low throughout the year driving interest margins higher for financial services firms. Mortgage rates also remained low during the year resulting in higher demand for housing thus creating a "wealth effect" for consumers. The "wealth effect" was realized through refinancing and large increases in the market value of homes, which enhanced the disposable income of consumers.

During the past year Undiscovered Managers Small Cap Value Fund outperformed its benchmark, the Russell 2000 Value Index, by approximately four percent. Due to the aforementioned characteristics of the economy, the best performing stocks of the year have been those with the most consistent earning power, primarily companies whose earnings benefit from lower interest rates and those that sell to the consumer as an end market. Our outperformance was the result of superior stock selection in the consumer, financial services and health care sectors.

Within the consumer durable sector, stocks such as Arvinmeritor, the auto parts manufacturer, and Lennar Homebuilders led the outperformance. Within the Financial Service sector, stocks such as Sovereign Bancorp and Webster Financial each returned over 40% during the year. Another name in the financial group was RenaissainceRe, an insurance stock that benefited from higher insurance rates after the 9/11 tragedy. Lastly, superior stock selection in the health care group drove high returns. Companies such as Oxford Health and Lincare Holdings outperformed the Fund's benchmark.


                                                  UNDISCOVERED MANAGERS FUNDS 11

UNDISCOVERED MANAGERS MID CAP VALUE FUND (FORMERLY "HIDDEN VALUE FUND")

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                        MID CAP VALUE           RUSSELL MIDCAP
                                                            FUND                  VALUE INDEX
                                                        -------------           --------------
                                                                      ONE YEAR
Institutional Class                                        (3.17)%                   (4.87)%
                                                                   SINCE INCEPTION
Institutional Class (Inception date: 12/31/97)              3.17%                     4.16%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell Midcap Value Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


12 UNDISCOVERED MANAGERS FUNDS

At this time last year it appeared that the U.S. economy was headed into a deep recession. However, despite the tremendous uncertainty and poor expectations for economic growth, the consumer continued to spend, which resulted in a less severe recession than was expected. Furthermore, thanks to Mr. Greenspan, interest rates remained low throughout the year driving interest margins higher for financial services firms. Mortgage rates also remained low during the year resulting in higher demand for housing thus creating a "wealth effect" for consumers. The "wealth effect" was realized through refinancing and large increases in the market value of homes, which enhanced the disposable income of consumers.

During the past year Undiscovered Managers Mid Cap Value Fund outperformed its benchmark, the Russell Midcap Value Index, by approximately 1.70%. Due to the aforementioned characteristics of the economy, the best performing stocks of the year have been those with the most consistent earning power, primarily companies whose earnings benefit from lower interest rates and those that sell to the consumer as an end market. Our outperformance was the result of superior stock selection in the consumer, financial services and health care sectors.

Within the consumer durable sector, stocks such as Lear, the auto parts manufacturer, and Maytag led the outperformance. Within the Financial Service sector, stocks such as Radian and Charter One Financial each returned over 25% during the year. ITT industries, an industrial conglomerate, performed extremely well during the year posting a return of 52%. Lastly, superior stock selection in the health care group drove high returns. Companies such as Oxford Health and Lincare Holdings outperformed the Fund's benchmark.

Along with the financial services, consumer durables and health care sectors, the industrial sector presented many attractive candidates for purchase due to low valuations and optimistic future earning power coming out of a recession. Accordingly, we recently bought SPX Corp, which is a diversified industrial company with over $4 billion in sales and an impressive track record of growth through synergistic acquisitions. Since 1995, when the current management came on board, the company has been transformed from a $1 billion auto parts manufacturer into a multi-industry powerhouse with almost $1 billion in operating cash flow. The company has over 40 disparate businesses with key end markets as diverse as construction, autos, storage networks, life sciences and food processing. While dramatically growing sales, the company has also expanded operating margins from 3.8% in 1995 to 12.1% currently. In May of 2001, the company made its best acquisition when it acquired United Dominion Industries. Cost savings and synergies from the integration will add dramatically to profits and allow SPX to report a 20% earnings gain this year despite difficult economic conditions. We purchased the stock at a very cheap 11.5 times 2002 earnings. SPX also has a reasonably strong balance sheet which allows it to use its $350 million in annual free cash flow for share repurchases and future accretive acquisitions.


                                                  UNDISCOVERED MANAGERS FUNDS 13

UM MERGER & ACQUISITION FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                        MERGER & ACQUISITION            S&P 500
                                                                FUND                     INDEX
                                                        --------------------            -------
                                                                            ONE YEAR
Institutional Class                                           (3.36)%                   (18.04)%
                                                                         SINCE INCEPTION
Institutional Class (Inception date: 10/2/00)                  1.98%                    (19.82)%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The S&P 500 Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


14 UNDISCOVERED MANAGERS FUNDS

At this time last year it appeared that the U.S. economy was headed into a deep recession. However, despite the tremendous uncertainty and poor expectations for economic growth, the consumer continued to spend, which resulted in a less severe recession than was expected. Furthermore, thanks to Mr. Greenspan, interest rates remained low throughout the year driving interest margins higher for financial services firms. Mortgage rates also remained low during the year resulting in higher demand for housing thus creating a "wealth effect" for consumers. The "wealth effect" was realized through refinancing and large increases in the market value of homes, which enhanced the disposable income of consumers.

During the past year UM Merger & Acquisition Fund outperformed its benchmark, the S&P 500, by approximately 14.7 percent. The outperformance resulted from the fact that a significant proportion of the deals invested in were either straight cash transactions or included cash as part of the transaction. Therefore, the rate of return was independent of the broad stock market, which struggled over the past year. Furthermore, due to the aforementioned characteristics of the economy, the best performing stock deals of the year have been those that involved companies whose earnings benefit from lower interest rates and those that sell to the consumer as an end market, particularly in the housing market.

The following two deals we participated in during the year represent the themes discussed in the performance commentary above:

On November 20, 2001 Mohawk Industries, Inc. (MHK), the leading producer of woven and tufted broadloom carpet and rugs for residential and commercial applications, agreed to buy Dal-Tile International Inc. (DTL), the largest manufacturer, distributor and marketer of ceramic tile in the U.S. The deal made strategic sense given Dal-Tile's large exposure to large commercial contractors. Mohawk has predominately marketed to the residential segment; thus the merger would result in outstanding cross-selling opportunities. Under the terms of the deal, DTL stockholders were to receive 50% in cash and 50% in stock, comprised of $11.00 in cash and .2213 shares of MHK for each share of DTL. On December 12, 2001 the Fund purchased DTL for $22.39 a share. Given the consumer demand for housing and DTL's low valuation of 9x EV/EBITDA, we felt that, in the event that the deal dissolved, the downside risk of owning DTL was low. The deal closed on March 20, 2002 and we realized a Return on Invested Capital ("ROIC") of 7.85% for 100 days.

On September 6, 2001 UNB Corp. and BancFirst announced that they would combine both companies in a merger of equals, creating a premier Ohio-based financial services company. UNB Corp., which had assets in excess of $1 billion, is a full- service financial services organization with 21 retail Financial Centers serving clients in northeast Ohio offering a broad range of loan, deposit and trust products, and other financial services. BancFirst Ohio Corp. was a $1.5 billion bank holding company with 27 retail Financial Centers serving clients throughout central Ohio offering business lending, complete trust services and financial planning services. The merged company, named Unizan Financial Corp., has assets of $2.7 billion. The combined company will benefit from a larger footprint in Ohio in which BancFirst and UNB can sell their products, cost synergies and greater liquidity for their stock. This was a stock deal where the terms of the agreement called for BancFirst Ohio Corp. shareholders to receive, for each BancFirst Ohio Corp. share, 1.325 shares of UNB Corp. common stock. On September 6, 2001 we purchased UNB Corp. for $17.08 a share and the deal closed on March 11, 2002. On April 1, 2002 we sold the combined company, Unizan Financial, for $18.88, resulting in a ROIC of 10.53% for 207 days.


                                                  UNDISCOVERED MANAGERS FUNDS 15

UM SMALL CAP GROWTH FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                       SMALL CAP      RUSSELL 2000
                                                      GROWTH FUND     GROWTH INDEX
                                                      -----------     ------------
                                                                ONE YEAR
Institutional Class                                     (29.50)%        (26.02)%
                                                            SINCE INCEPTION
Institutional Class (Inception date: 10/2/00)           (31.35)%        (29.83)%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Growth Index is an unmanaged index. An individual cannot invest directly in any index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/02. Past performance is not predictive of future performance. The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


16 UNDISCOVERED MANAGERS FUNDS

UM Small Cap Growth Fund was down 29.50% over the period of 9/1/01 to 8/31/02, versus -26.02% for the Russell 2000 Growth Index. Security selection within each sector was strong throughout the period, though sector allocations have subtracted from performance year-to-date through July '02.

Underperformance from September 2001 through July 2002 and recent outperformance in August 2002 were largely a result of our increased emphasis on computer services, software and systems companies, biotechnology research and production companies, and emerging pharmaceutical companies. We increased our exposure in these areas during the latter part of the 3rd Quarter 2001 as the market responded to the September 11 tragedy. While this overweighting and strong security selection in these industry groups contributed significantly to our outperformance in 2001, an anemic economic recovery, extreme market pessimism and 1st Quarter 2002 profit taking have hampered performance thus far in 2002.

However, July and August 2002 may have marked a shift in market sentiment away from the strong value bias that has persisted for over two years. After dramatically outperforming small cap growth stocks since the market top in March 2000, small cap value stocks performed in line with their growth counterparts in July and August as the Russell 2000 Value Index returned -15.24% over the two month period versus -15.41% for the Russell 2000 Growth Index. This may foreshadow an end to the value bias in the market as investors begin to look for higher return opportunities from the growth side of the equation, particularly in high-growth sectors and industry groups. Growth stock valuations have suffered a severe contraction, both in absolute and relative terms, and now represent the most compelling opportunities in the stock market. Small cap growth stocks now trade at an average P/E ratio of 37 times earnings, down from a staggering 128 times earnings at June 30, 2000, while small cap value stocks trade at 30 times earnings compared with 13 times earnings 2 1/2 years ago. This parity in valuation reflects the extreme pessimism in the stock market and perhaps the best opportunity for growth investors in over five years.

Meanwhile, the economic recovery appears to be underway, yet not without interruption. GDP growth slowed unexpectedly to 1.1% in the 2nd Quarter 2002 after growing at an impressive 5% annualized rate in the 1st Quarter 2002, its highest growth rate since the 4th Quarter 1999. Earnings announcements, while mixed, have clearly improved over the past year, particularly for companies within the Fund's portfolio. While we expect the recovery to continue to progress slowly, and pessimism to remain fairly high through the end of the year, a low interest rate environment with low inflation, and stable wages will provide a solid foundation for continued economic growth. As the economy improves, the next eighteen months appear quite promising for small cap growth stocks with low relative valuations and low expectations.

Our increased emphasis on high-growth industry groups over the past three quarters has readied the Fund to take full advantage of a growing economy. We believe the best opportunities for growth are technology, biotech and emerging pharmaceuticals companies, where we expect accelerating sales of products and services to translate rapidly into stock price appreciation, particularly now that we are coming out of a value-biased investment environment. The Small Cap Growth portfolio accurately reflects our conviction that improving economic conditions and a growing economy will reward high-growth sectors and industry groups first and to a much greater degree than other areas of the market. However, as our clients and others familiar with Mazama, the Fund's sub-adviser, know, our portfolio construction process is driven by bottom-up security selection and not tactical allocation to individual sectors or industry groups. Our exposure in each sector and industry group reflects the degree to which we find compelling investment ideas that meet our selection criteria. With that, we are very encouraged by signs that our emphasis on high-growth technology and healthcare stocks is timely and will be rewarded.


                                                  UNDISCOVERED MANAGERS FUNDS 17

UM INTERNATIONAL SMALL CAP EQUITY FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in the benchmark securities indices. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided with respect to the Fund and the SSB World ex. US EMI Growth Index for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/02 and with respect to the indices for the period beginning on 1/1/99 through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                  INTERNATIONAL SMALL     MSCI EAFE SMALL CAP   SSB WORLD EX. US EMI
                                                    CAP EQUITY FUND             INDEX               GROWTH INDEX
                                                  -------------------     -------------------   --------------------
                                                                               ONE YEAR
Institutional Class                                     (27.26)%                (7.53)%              (11.67)%
With 1.00% redemption fee (1)                           (27.99)%                (7.53)%              (11.67)%
                                                                             SINCE INCEPTION
Institutional Class (Inception date: 12/30/98)*         (7.21)%                 (0.79)%               (6.53)%
With 1.00% redemption fee (1)                           (7.46)%                 (0.79)%               (6.53)%

(1)Includes 1.00% redemption fee for shares sold in less than one year.

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The MSCI EAFE Small Cap Index and SSB World ex. US EMI Growth Index are unmanaged indices. An individual cannot invest directly in any index. The Fund changed its benchmark from the MSCI EAFE Small Cap Index to the SSB World ex. US EMI Growth Index because it better represents the Fund's investment holdings.

*Total return information provided with respect to the Fund for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/02 and with respect to the indices for the period beginning on 1/1/99 through 8/31/02.

The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The indices' performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


18 UNDISCOVERED MANAGERS FUNDS

The fiscal year was characterized by two key events, the tragic events of September 11 and the fallout from the accounting woes of Enron, Tyco, et al. With these headlines, world equity markets performed poorly during the fiscal year ending August 31, 2002. In terms of absolute return, Far Eastern markets led the way with -15.13%, as measured by the MSCI Far East Index, while Europe was down -17.67%, as measured by the MSCI Europe Index. North America Index was down -19.53%, as measured by the MSCI North America Index. While the events of 9/11 did not in and of themselves have a long-term impact on market performance, the resulting War on Terror and the possible extension of that war into Iraq have worked to place the global recovery on hold, which has had a direct impact on the performance of world markets and the Fund. The effects of the accounting woes are not yet fully known and appear to have had a much longer lasting impact on world markets, as they point to more systemic problems, that may drag equity markets and individual companies for quite some time. These events, while not having a direct impact on foreign markets are having a spillover effect. European and Far Eastern companies, particularly in emerging markets, do not have the same kinds of accounting exposure as felt by US companies, but will certainly be impacted by the delay in the global recovery that these events have caused.

The Fund was hurt by a wide gap between the value and growth segments of the market, where value outperformed growth. Non-thematic segments of the market led the way while traditionally thematic oriented segments performed poorly. The Fund is underweighted in sectors with a high value bias, such as financials, materials and capital goods, which all performed well. As there is little thematic exposure in these sectors in the small cap area, we will continue to have an underweight in these sectors in the Fund's portfolio.

The Outsourcing & Productivity and Branding & Promotion themes contributed most to the Fund's underperformance. Outsourcing & Productivity, the Fund's most heavily weighted theme, was also the largest contributor to negative performance. SEZ Holding was the largest individual contributor to negative performance in the theme as well as the Fund overall. SEZ is highly correlated to the semiconductor industry as a supplier of equipment to semiconductor producers, and volatility in its stock price remains high given the tentativeness investors exhibit toward the current economic recovery. Teleplan International, which also performed poorly, has been penalized for poor communication to investors. The firm's stock price fell when one of its biggest competitors in France, A Novo, reduced its 2002 earnings forecast. Although Teleplan has actually maintained its earnings forecast, analysts have used the A Novo revision as an opportunity to adjust industry numbers downward, and Teleplan's stock price suffered from the market's negative response.

Outsourcing & Productivity continues to be the most important theme within the structure of the Fund and will remain so going forward. Market changes over the last decade have pushed larger companies to focus their business strategies on core competencies in order to build and maintain competitive advantage. This has given small cap companies the opportunity to compete by pursuing focused strategies as providers of support activities that larger companies disengage from as they concentrate resources in core businesses. Smaller companies, by creating economies of scale and pursuing a strategy with clear focus in one outsourced segment, have the opportunity to succeed by becoming big players in these areas. An important part of the Fund's stock selection is designed to capture this growth.

While no theme performed positively on an absolute basis, the no theme holdings and Deregulation were the best performing themes. William Hill, the UK gaming company recently added under the Deregulation theme helped performance, as did Mimasu. The top performing individual company was Nobel Biocare, the Swedish dental implant company, as it reported positive results and continues to experience strong growth and healthily margins.

Purchases

J.D. Wetherspoon (United Kingdom)
Theme: Branding & Promotion

JDW develops and operates public houses (pubs). The company owns and operates approximately 530 pubs


                                                  UNDISCOVERED MANAGERS FUNDS 19

(growing 15-20% a year) located in England and Ireland, with the majority of the pubs in London. Branding and Promotion is the primary driving theme behind JDW, as the company is building a brand based on a concept of "how to run pubs". The concept includes standards of service, cleanliness, food, beverages, drinks etc. When a customer sees a JDW, they know they will find "value for money". Mastering information is a secondary theme for JDW as they have built an infrastructure in which they benchmark, measure and optimize. The information is collected, processed, and redistributed to pub managers where they are then able to benefit from experiences of pubs throughout the company.

Chubb PLC (United Kingdom)
Theme: Outsourcing & Productivity

Chubb is a leading worldwide security services provider. The company differentiates itself from its international competitors by the breadth of its security services. Chubb offers electronic security systems, fire protection systems, security personnel and monitoring services. These capabilities are delivered through an extensive international presence under a leading brand name. The Chubb brand is associated with premium quality, specifically in the Asia/Pacific region, UK, Ireland, Canada and South Africa. The company is focused on high valueadded services for the commercial segment of the market. Offerings include design, integration and installation of technically advanced security systems through to alarm monitoring services and development of appropriate response to such alarms. In addition to organic growth, acquisitions are a central element in Chubb's growth strategy. However, management doesn't believe in big acquisitions. The focus is on smaller and medium-sized acquisitions that can widen the customer base in existing markets and establish a foothold in new markets. Security services are a main segment poised to benefit from the strong trend towards outsourcing. Chubb is well positioned to capitalize on the Outsourcing & Productivity theme, as the outsourcing trend is global and Chubb is one of the strongest players in the high value added end of systems and services and carries a very strong brand.

Sales

Gamesa (Spain)

We have sold Gamesa, as it has been one of the best performing holdings during the year. The stock price has had a strong relative performance towards its peers (Vestas, NEG Micon). Going forward however, Gamesa has big challenges in front of it given the decision to pull out of its cooperation agreement with Vestas. Furthermore, with the company's home Spanish market reaching maturity, Gamesa will need to devote resources to enter new geographical markets in order to be successful.


20 UNDISCOVERED MANAGERS FUNDS

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                                                  UNDISCOVERED MANAGERS FUNDS 21

UM INTERNATIONAL EQUITY FUND

                                    [GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information provided with respect to the Fund for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/02 and with respect to the index for the period beginning on 1/1/99 through 8/31/02.

Past performance is not predictive of future performance.

Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/02

                                                      INTERNATIONAL    MSCI EAFE
                                                       EQUITY FUND       INDEX
                                                      -------------    ---------
                                                                ONE YEAR
Institutional Class                                     (24.26)%        (14.95)%
                                                             SINCE INCEPTION
Institutional Class (Inception date: 12/30/98)*          (7.35)%         (7.27)%

----------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The MSCI EAFE Index is an unmanaged index. An individual cannot invest directly in any index.

*Total return information provided with respect to the Fund for the period beginning with the commencement of the Fund's investment operations on 12/30/98 through 8/31/02 and with respect to the index for the period beginning on 1/1/99 through 8/31/02. Past performance is not predictive of future performance.

The total return information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the Adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.


22 UNDISCOVERED MANAGERS FUNDS

During the fiscal year ending August 31, 2002, the Fund returned -24.26% vs. the return of its benchmark, the MSCI EAFE Index, of -14.95% for relative performance of -9.31%. Since inception (12/30/98), the Fund has returned -7.35% on an annualized basis vs. the return of its benchmark of -7.29% for an underperformance of -0.06%.

Sector allocation contributed negatively to the Fund's performance, as the Fund was underweight as compared to its benchmark in the strongest performing sectors: consumer staples, materials, and energy. The more thematically oriented sectors were hard hit by the macroeconomic scenario over the past year. This was seen particularly in telecom, which was severely hampered by many factors, including the Worldcom scandal, and financials, which was hit by the scandal affecting Merrill Lynch, et al. These sectors are particularly exposed in our themes and thus the overall decline in these sectors hurt the Fund's performance.

The Saving For Retirement, Cross Selling, and Longer Life - Better Life themes contributed most to the fund's underperformance. Saving for Retirement and Cross Selling are heavily exposed to financial companies, such as the life insurance company, Alleanza. The lack of any positive effect from restructuring and cost adjustments has severely hampered Fortis, while the subdued US wealth management market performance is forcing Skandia to be on the defensive. The firm's activity expansion in several European markets and strong position in option-based products are still overshadowed by the slowdown in several other product areas related to the international equity markets. The Longer Life - Better Life theme contributed negatively as the pharmaceutical sector has been under pressure partly as a result of a flight toward more cyclical stocks and partly because price pressures from generic drugs are beginning to feed through to performance. Shire Pharmaceuticals in its fiscal year results announcement urged caution on earnings expectations while intensifying competition with the company's key product for treatment of hyperactivity and the cost of launching new products will result in zero earnings growth. Prior to the results announcement, growth was forecast at 10%.

Positive contributions to performance were derived from Fulfil Your Dreams, as well as from stocks included for diversification and no theme holdings. Within Fulfil Your Dreams, positive contributors to performance are the equity prices of P&O Princess Cruises and Gucci. The market conditions for cruise operators picked up after experiencing dramatic deterioration in autumn 2001. This had a positive effect on the price of P&O. Among the companies included in the Fund's portfolio for diversification purposes, the paper producer UPM-Kymmene made a positive contribution on the back of a more benign price trend. Pechiney made a small negative contribution, burdened by low aluminum prices and the fear of structural overcapacity. Among the companies not related to a theme, the Japanese technology-oriented companies such as Hoya and Canon contributed positively, despite their sensitivity to movements in the US dollar.

Purchases

Television Francaise - TF1 (France)
Theme: Branding and Promotion

TF1 is the leading commercial TV company in France, accounting for over 30% of the French market. The French advertising market still makes up a significantly lower portion of GDP than in comparable countries. One of the key reasons for the structurally less widespread use of advertising in France is regulation targeting several consumer-related goods and services. A significant portion of these regulations should be liberalized in the coming years. Also economic trends show signs of a pick-up in demand throughout Europe, especially in France and Italy.

Adecco (Switzerland)
Theme: Mastering Human Capital

Adecco is the world's leading supplier of human resources services, commanding a market share of 12-13%. Temp services still form the core of the company's activities, but in recent years Adecco has moved to be more of a partner to its customers. The company is also moving into recruitment, education, job training and other


                                                  UNDISCOVERED MANAGERS FUNDS 23
similar HR functions. Adecco is currently number one in eight and number two in four of the world's 13 largest markets, which represent 95% of the global market for these types of services. Against this background the company is uniquely positioned to profit from an industry with structurally strong growth prospects based on outsourcing, deregulation and a changing labor market.

Sales

ARM Holdings (Great Britain) & ASML (Netherlands)

The position in Adecco was financed through the sale of the positions in ARM Holdings and ASML. There is nothing fundamentally wrong with these two companies, but the earnings transparency of technology companies will be extremely limited in the near term. This makes Adecco a more attractive investment from a portfolio perspective.

St. Gobain (France)

St. Gobain has been in the Fund for several years contributing to diversification through the cyclical nature of the glass and buildings materials divisions. However, the focus of the company has changed, as St. Gobain has been searching for growth alternatives and diversified into distribution of building products. More than 30% of the business is now in this area, but there is no sign of improvement in overall growth or profitability. As such, the case for investing in the stock should be more the change in profile and possible thematic strength than diversification.

24 UNDISCOVERED MANAGERS FUNDS

                      This page intentionally left blank.









                                                  UNDISCOVERED MANAGERS FUNDS 25

BEHAVIORAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                          VALUE
SHARES                                                                   (NOTE 2)
------                                                                   ---------

COMMON STOCKS - 98.41%

                           AIRLINES - 1.31%
        24,200             JetBlue Airways Corp.* ..............      $    931,700
                                                                      ------------
                           APPAREL MANUFACTURERS - 1.54%
        30,400             Columbia Sportswear Co.* ............         1,101,088
                                                                      ------------
                           CHEMICALS - 1.54%
        25,800             Cabot Microelectronics Corp.*........         1,095,210
                                                                      ------------
                           COMPUTER HARDWARE & SOFTWARE - 9.51%
        81,650             Activision, Inc.* ...................         2,275,585
       274,400             Ascential Software Corp.* ...........           600,936
        54,800             Concurrent Computer Corp.* ..........           153,988
        47,200             Hyperion Solutions Corp.* ...........         1,071,440
        61,200             NetIQ Corp.* ........................         1,187,280
       108,100             The TriZetto Group, Inc.* ...........           705,893
       193,500             Western Digital Corp.* ..............           785,610
                                                                      ------------
                                                                         6,780,732
                                                                      ------------
                           COMPUTERS - MEMORY DEVICES - 1.73%
        76,200             SanDisk Corp.* ......................         1,235,202
                                                                      ------------
                           CONSULTING SERVICES - 1.71%
        64,400             Kroll, Inc.* ........................         1,217,804
                                                                      ------------
                           CONSUMER PRODUCTS - 6.41%
        60,200             Fossil, Inc.* .......................         1,315,972
        90,100             NBTY, Inc.* .........................         1,371,322
        92,900             The Dial Corp. ......................         1,877,509
                                                                      ------------
                                                                         4,564,803
                                                                      ------------
                           CONSUMER SERVICES - 3.32%
        46,900             Expedia, Inc., Class A* .............         2,365,636
                                                                      ------------
                           DISTRIBUTION - 1.31%
        32,400             Hughes Supply, Inc. .................           930,852
                                                                      ------------
                           DIVERSIFIED MANUFACTURING - 3.36%

        27,600             Carlisle Companies, Inc. ............         1,236,480
        48,200             Pittston Brink's Group ..............         1,161,620
                                                                      ------------
                                                                         2,398,100
                                                                      ------------
                           FOOD STORES - 1.38%
        87,500             Wild Oats Markets, Inc.* ............           983,500
                                                                      ------------
                           HEALTH CARE SERVICES - 3.53%
        22,700             Accredo Health, Inc.* ...............         1,162,921
        24,100             Quest Diagnostics, Inc.* ............         1,350,805
                                                                      ------------
                                                                         2,513,726
                                                                      ------------
                           HEALTH MAINTENANCE - 2.00%
        45,700             Coventry Health Care, Inc.* .........         1,426,754
                                                                      ------------
                           HOTEL/GAMING - 3.25%
        35,800             International Game Technology*.......         2,315,544
                                                                      ------------
                           INSURANCE - 2.41%
        39,000             Hilb, Rogal and Hamilton Co..........         1,714,050
                                                                      ------------

                           INTERNET SERVICES - 2.96%
        53,700             Overture Services, Inc.* ............      $  1,087,532
        89,100             United Online, Inc.* ................         1,025,541
                                                                      ------------
                                                                         2,113,073
                                                                      ------------
                           MACHINERY - 1.68%
        62,600             AGCO Corp.* ..........................        1,196,912
                                                                      ------------
                           MEDICAL - MANAGEMENT SERVICES - 1.37%
       121,700             VitalWorks, Inc.* ....................          977,251
                                                                      ------------
                           MEDICAL PRODUCTS - 15.13%
        35,400             Affymetrix, Inc.* ....................          637,554
        27,400             Diagnostic Products Corp. ............        1,098,740
        33,200             Mentor Corp...........................        1,097,592
        42,200             Pharmaceutical Resources, Inc.* ......        1,103,530
       104,800             SICOR, Inc.* .........................        1,703,000
        56,200             STERIS Corp.* ........................        1,282,484
        90,800             Varian Medical Systems, Inc. .........        3,861,724
                                                                      ------------
                                                                        10,784,624
                                                                      ------------
                           METAL FABRICATE/HARDWARE - 5.91%
        38,600             Quanex Corp...........................        1,563,300
        56,400             Timken Co.............................        1,029,864
        91,200             Worthington Industries, Inc...........        1,618,800
                                                                      ------------
                                                                         4,211,964
                                                                      ------------
                           RENTAL/LEASING COMPANIES - 2.56%
        33,400             Rent-A-Center, Inc.* .................        1,824,976
                                                                      ------------
                           RESTAURANTS - 1.89%
        67,400             Lone Star Steakhouse & Saloon, Inc....        1,346,652
                                                                      ------------
                           RETAIL - 16.22%
        73,700             Coach, Inc.* .........................        1,815,231
        58,000             Dillard's, Inc. ......................        1,424,480
        90,200             Hollywood Entertainment Corp.*                1,217,700
        51,500             Kenneth Cole Productions, Inc.* ......        1,230,850
        48,600             Linens 'n Things, Inc.* ..............        1,048,302
        44,400             Michaels Stores, Inc.* ...............        2,064,156
        51,400             Too, Inc.* ...........................        1,213,554
        95,800             Winn-Dixie Stores, Inc. ..............        1,547,170
                                                                      ------------
                                                                        11,561,443
                                                                      ------------
                           SCHOOLS - 1.80%
        28,800             Career Education Corp.* ..............        1,284,192
                                                                      ------------
                           TECHNOLOGY - 1.77%
        43,400             IDEXX Laboratories, Inc.* ............        1,262,506
                                                                      ------------
                           TELECOMMUNICATIONS EQUIPMENT - 1.44%
       104,350             Tekelec* .............................        1,024,613
                                                                      ------------
                           TRAVEL & RECREATION - 1.37%
        23,400             Hotels.com, Class A* .................          974,376
                                                                      ------------
                           TOTAL COMMON STOCKS
                           (Cost $64,332,473)....................       70,137,283
                                                                      ------------

---------
* Non-Income producing security

26 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002



                                                                          VALUE
SHARES                                                                   (NOTE 2)
------                                                                   ---------


WARRANTS - 0.28%

                           CONSUMER SERVICES - 0.28%
         9,440             Expedia, Inc. expiration 2009* ............  $   199,373
                                                                        -----------
                           TOTAL WARRANTS
                           (Cost $132,299) ...........................      199,373
                                                                        -----------
                           TOTAL INVESTMENTS - 98.69%
                           (Cost $64,464,772) ........................   70,336,656
                                                                        -----------
                           NET OTHER ASSETS AND LIABILITIES - 1.31%...      932,380
                                                                        -----------
                           NET ASSETS - 100.00% ......................  $71,269,036
                                                                        ===========


-----------
* Non-Income producing security

                                                  UNDISCOVERED MANAGERS FUNDS 27
                        See Notes to Financial Statements

BEHAVIORAL VALUE FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002



                                                                           VALUE
SHARES                                                                    (NOTE 2)
------                                                                   ---------


COMMON STOCKS - 95.52%

                           ADVERTISING - 1.50%
         7,300             ADVO, Inc.* ................. .............. $    253,967
       133,800             Digital Generation Systems, Inc.*  .........      165,912
                                                                        ------------
                                                                             419,879
                                                                        ------------
                           AEROSPACE/DEFENSE - 1.34%
        21,100             Teledyne Technologies, Inc.* ...............      375,580
                                                                        ------------
                           AGRICULTURE - 1.60%
        24,600             Delta and Pine Land Co. ....................      447,720
                                                                        ------------
                           AUTOMOBILE - 1.69%
       125,900             Titan International, Inc. ..................      474,643
                                                                        ------------
                           BUSINESS SERVICES - 3.57%
       118,400             Century Business Services, Inc.* ...........      319,680
       137,738             Edgewater Technology, Inc.*.. ..............      645,991
         1,400             Harland (John H.) Co. ......................       36,680
                                                                        ------------
                                                                           1,002,351
                                                                        ------------
                           CABLE TELEVISION - 0.40%
        35,600             Charter Communications, Inc., Class A* ....       112,496
                                                                        ------------
                           CHEMICALS - 1.19%
        21,600             Airgas, Inc.* ..............................      332,640
                                                                        ------------
                           COMMERCIAL SERVICES - 1.05%
        29,600             infoUSA, Inc.* .............................      150,960
         9,900             PRG-Schultz International, Inc.* ...........      142,758
                                                                        ------------
                                                                             293,718
                                                                        ------------
                           COMPUTER HARDWARE & SOFTWARE - 8.50%
        37,900             Actuate Corp.* .............. ..............       86,753
        17,700             Advanced Digital Information Corp.* ........       98,412
        91,700             CompuCom Systems, Inc.* ....................      533,511
       173,200             Epicor Software Corp.* .....................      251,140
       135,500             Intertrust Technologies Corp.* .............      399,725
        49,600             InterVoice-Brite, Inc.* ....................       79,707
        52,600             NYFIX, Inc.* ...............................      263,000
        45,800             Radiant Systems, Inc.* .....................      438,764
        57,300             Western Digital Corp.* .....................      232,638
                                                                        ------------
                                                                           2,383,650
                                                                        ------------

                           CONSUMER PRODUCTS - 1.34%
        27,860             Central Garden & Pet Co.* ..................      376,667
                                                                        ------------
                           CONSUMER SERVICES - 1.21%
        40,000             Pinnacle Entertainment, Inc.* ..............      340,000
                                                                        ------------
                           DISTRIBUTION - 0.56%
        44,860             CellStar Corp.* ............................      155,664
                                                                        ------------
                           DIVERSIFIED MANUFACTURING - 1.51%
        36,150             Griffon Corp.* .............................      422,955
                                                                        ------------
                           ELECTRIC SERVICES - 2.42%
        55,700             Westar Energy, Inc. ........................      679,540
                                                                        ------------

                           ELECTRONICS - 2.04%
        22,900             Checkpoint Systems, Inc.* .................. $    263,350
        37,100             Three-Five Systems, Inc.* ..................      212,954
        10,100             Universal Electronics, Inc.* ...............       97,980
                                                                        ------------
                                                                             574,284
                                                                        ------------
                           ENTERTAINMENT - 2.08%
        54,000             Championship Auto Racing Teams, Inc.* ......      274,860
        50,000             Midway Games, Inc.* ........................      307,500
                                                                        ------------
                                                                             582,360
                                                                        ------------
                           FINANCIAL SERVICES - 9.10%
        12,000             City Holding Co. ...........................      313,800
         9,700             Doral Financial Corp. ......................      411,183
        89,000             Gold Banc Corp., Inc. ......................      883,770
         2,600             Greater Bay BanCorp. .......................       65,520
         4,800             Hudson United BanCorp. .....................      138,624
        18,200             Metris Companies, Inc. .....................       72,800
         2,900             Park National Corp. ........................      281,300
         4,430             Republic BanCorp., Inc. ....................       60,027
        23,650             SWS Group, Inc. ............................      324,478
                                                                        ------------
                                                                           2,551,502
                                                                        ------------
                           FOOD/WHOLESALE - 0.27%
         7,600             Fleming Companies, Inc. ....................       76,760
                                                                        ------------
                           INSURANCE - 4.93%
        13,300             21st Century Insurance Group ...............      172,235
        23,600             First American Corp. .......................      506,692
         9,900             MONY Group, Inc.............................      268,785
        12,900             PMI Group (The), Inc. ......................      437,310
                                                                        ------------
                                                                           1,385,022
                                                                        ------------
                           INTERNET SERVICES - 0.37%
        19,300             WatchGuard Technologies, Inc.* .............      102,483
                                                                        ------------
                           INTERNET SOFTWARE - 2.07%
        64,300             Interwoven, Inc.* ..........................      160,750
       104,700             Openwave Systems, Inc.* ....................      104,700
       116,100             Saba Software, Inc.* .......................      315,792
                                                                        ------------
                                                                             581,242
                                                                        ------------
                           MANUFACTURING - 8.07%
        57,900             Foamex International, Inc. .. ..............      318,450
        17,100             Lincoln Electric Holdings, Inc. .......... .      415,701
        24,400             McDermott International, Inc.* .............      172,020
        65,600             RTI International Metals, Inc.* ............      663,872
         7,900             Stanley Works (The).........................      275,552
        77,900             UNOVA, Inc.* ...............................      419,881
                                                                        ------------
                                                                           2,265,476
                                                                        ------------

                           MEDICAL-BIOMEDICAL/GENE - 0.99%
        43,600             ArQule, Inc.* ..............................      276,860
                                                                        ------------
                           MEDICAL/MANAGEMENT SERVICES - 0.82%
        26,800             Per-Se Technologies, Inc.* .................      229,676
                                                                        ------------



28 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                           VALUE
SHARES                                                                    (NOTE 2)
------                                                                   ---------

                           MEDICAL PRODUCTS - 6.86%
        28,200             ArthroCare Corp.* .......................... $    383,802
         8,662             IVAX Corp.*.................................      118,669
        67,600             OrthoLogic Corp.* ..........................      271,076
        68,600             Sola International, Inc.* ..................      641,410
        22,800             Ventana Medical Systems, Inc.* .............      508,440
                                                                        ------------
                                                                           1,923,397
                                                                        ------------
                           MEDICAL SUPPLIES & SERVICES - 1.78%
        35,000             Prime Medical Services, Inc.*...............      374,500
        25,700             Res-Care, Inc.* ............................      123,360
                                                                        ------------
                                                                             497,860
                                                                        ------------
                           METAL FABRICATE/HARDWARE - 0.45%
         7,600             Shaw Group, Inc.* ..........................      127,300
                                                                        ------------
                           NETWORKING PRODUCTS - 0.60%
        33,800             Aeroflex, Inc.* ............................      166,972
                                                                        ------------
                           OFFICE/BUSINESS EQUIPMENT - 0.14%
         2,700             Kimball International, Inc., Class B  ......       39,879
                                                                        ------------
                           OIL & GAS - 3.71%
        41,400             Global Industries, Ltd.* ...................      202,032
       101,500             Newpark Resources, Inc.* ...................      418,180
        12,400             Stone Energy Corp.* ........................      421,600
                                                                        ------------
                                                                           1,041,812
                                                                        ------------
                           PAPER & RELATED PRODUCTS -  1.64%
        66,100             Longview Fibre Co.* ........................      460,056
                                                                        ------------
                           PUBLISHING - 1.52%
       358,000             PRIMEDIA, Inc.* ............................      426,020
                                                                        ------------
                           REAL ESTATE DEVELOPMENT - 0.92%
        17,500             Corrections Corporation of America* ........      258,125
                                                                        ------------
                           RETAIL - 7.81%
        32,500             Foot Locker, Inc.* .........................      308,750
        10,600             Footstar, Inc.* ............................      113,950
        30,300             Gadzooks, Inc.* ............................      212,100
        20,400             Pier 1 Imports, Inc. .......................      365,160
       163,600             Rite Aid Corp.* ............................      343,560
        30,500             The Sports Authority, Inc.* ................      164,090
        43,600             Tweeter Home Entertainment Group, Inc.* ....      313,484
        22,900             Winn-Dixie Stores, Inc. ....................      369,835
                                                                        ------------
                                                                           2,190,929
                                                                        ------------
                           SEMICONDUCTORS - 0.35%
        73,000             Vitesse Semiconductor Corp.* ...............       97,090
                                                                        ------------
                           TECHNOLOGY - 2.01%
        61,800             Symbol Technologies, Inc. ..................      563,616
                                                                        ------------
                           TELECOMMUNICATIONS - 2.22%
        23,300             Broadwing, Inc.* ...........................       75,026
        46,300             MasTec, Inc.* ..............................      164,365
        69,000             PTEK Holdings, Inc.* .......................      382,950
                                                                        ------------
                                                                             622,341
                                                                        ------------
                           TELECOMMUNICATIONS EQUIPMENT - 1.04%
        29,100             Andrew Corp.* .............................. $    290,709
                                                                        ------------
                           TEXTILES - 1.79%
        66,800             Unifi, Inc.* ...............................      501,000
                                                                        ------------
                           TOBACCO - 0.56%
        91,100             Star Scientific, Inc.* .....................      157,603
                                                                        ------------
                           TRANSPORTATION - 2.13%
       111,600             OMI Corp.* .................................      406,224
        10,900             Overseas Shipholding Group, Inc. ...........      191,186
                                                                        ------------
                                                                             597,410
                                                                        ------------
                           WIRE & CABLE PRODUCTS - 1.06%
        21,200             General Cable Corp. ........................       89,464
        74,400             Western Wireless Corp., Class A* ...........      207,576
                                                                        ------------
                                                                             297,040
                                                                        ------------
                           WIRELESS COMMUNICATIONS - 0.31%
        31,868             Netro Corp.* ...............................       86,681
                                                                        ------------
                           TOTAL COMMON STOCKS
                           (Cost $28,864,086) .........................   26,789,008
                                                                        ------------
TOTAL INVESTMENTS - 95.52%
(Cost $28,864,086) ....................................................   26,789,008
                                                                        ------------
NET OTHER ASSETS AND LIABILITIES - 4.48% ..............................    1,256,204
                                                                        ------------
NET ASSETS - 100.00% .................................................. $ 28,045,212
                                                                        ============

-----------
* Non-Income producing security



                                                  UNDISCOVERED MANAGERS FUNDS 29

                        See Notes to Financial Statements

REIT FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                          VALUE
SHARES                                                                   (NOTE 2)
------                                                                   ---------

COMMON STOCKS - 97.73%

                           APARTMENTS - 14.63%
       274,000             Archstone-Smith Trust ....................  $   7,219,900
       120,000             Avalonbay Communities, Inc. ..............      5,430,000
        96,400             Equity Residential .......................      2,691,488
        29,000             Essex Property Trust, Inc. ...............      1,531,200
        56,000             Home Properties of New York, Inc. ........      1,927,520
                                                                      --------------
                                                                          18,800,108
                                                                      --------------
                           DIVERSIFIED R.E. - 8.63%
       149,000             Cousins Properties, Inc. .................      3,561,100
       182,000             Vornado Realty Trust .....................      7,520,240
                                                                      --------------
                                                                          11,081,340
                                                                      --------------
                           FACTORY OUTLETS - 5.73%
       217,000             Chelsea Property Group, Inc. .............      7,356,300
                                                                      --------------
                           HEALTH CARE R.E. - 3.34%
        57,500             Health Care Property Investors, Inc. .....      2,472,500
       153,000             Windrose Medical Properties Trust* .......      1,820,700
                                                                      --------------
                                                                           4,293,200
                                                                      --------------
                           HOTELS & OTHER LODGING PLACES - 2.38%
       301,000             Host Marriott Corp.* .....................      3,052,140
                                                                      --------------
                           INDUSTRIAL - 9.40%
       221,500             AMB Property Corp. .......................      6,589,625
        19,700             CenterPoint Properties Corp. .............      1,115,020
       175,000             ProLogis .................................      4,364,500
                                                                      --------------
                                                                          12,069,145
                                                                      --------------
                           MANUFACTURED HOUSING - 7.48%
       231,000             Manufactured Home Communities, Inc. ......      7,692,300
        49,000             Sun Communities, Inc. ....................      1,911,490
                                                                      --------------
                                                                           9,603,790
                                                                      --------------
                           OFFICE BUILDINGS - 22.03%
       177,000             Alexandria Real Estate Equities, Inc. ....      7,775,610
       140,700             Boston Properties, Inc. ..................      5,329,716
        99,000             CarrAmerica Realty Corp. .................      2,702,700
       229,000             Equity Office Properties Trust ...........      6,384,520
        51,600             Kilroy Realty Corp. ......................      1,253,364
        33,800             Prentiss Properties Trust ................        988,650
       166,000             Reckson Associates Realty Corp. ..........      3,867,800
                                                                      --------------
                                                                          28,302,360
                                                                      --------------
                           REGIONAL MALLS - 13.14%
       109,000             General Growth Properties, Inc. ..........      5,492,510
       172,000             Simon Property Group, Inc. ...............      6,121,480
        68,000             Taubman Centers, Inc. ....................      1,030,200
       139,000             The Macerich Co. .........................      4,236,720
                                                                      --------------
                                                                          16,880,910
                                                                      --------------
                           SHOPPING CENTERS - 5.72%
       191,500             IRT Property Co. .........................      2,269,275
        55,000             Kimco Realty Corp. .......................      1,746,250
        69,000             Regency Centers Corp. ....................      2,190,750
        30,000             Weingarten Realty Investors ..............      1,149,000
                                                                      --------------
                                                                           7,355,275
                                                                      --------------
                           STORAGE - 5.25%
       119,000             Public Storage, Inc. ..................... $    3,796,100
        90,500             Shurgard Storage Centers, Inc., Class A ..      2,950,300
                                                                      --------------
                                                                           6,746,400
                                                                      --------------
                           TOTAL COMMON STOCKS
                           (Cost $109,142,036) ......................    125,540,968
                                                                      --------------
TOTAL INVESTMENTS - 97.73%
(Cost $109,142,036) .................................................    125,540,968
                                                                      --------------
NET OTHER ASSETS AND LIABILITIES - 2.27% ............................      2,914,695
                                                                      --------------
NET ASSETS - 100.00% ................................................  $ 128,455,663
                                                                      ==============

-----------
* Non-Income producing security


30 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

SPECIAL SMALL CAP FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                                VALUE
SHARES                                                                        (NOTE 2)
------                                                                        --------


COMMON STOCKS - 97.59%


                           ADVERTISING AGENCY - 2.21%
         6,500             Valassis Communications, Inc.* ...............    $    244,660
                                                                             ------------
                           AEROSPACE - 3.09%
        16,400             Goodrich Corp. ...............................         342,268
                                                                             ------------
                           AUTOMOBILE - 3.74%
         8,300             Midas, Inc. ..................................          58,681
         3,000             Strattec Security Corp.* .....................         139,950
        35,500             Tenneco Automotive, Inc.* ....................         215,840
                                                                             ------------
                                                                                  414,471
                                                                             ------------
                           BANKS - 2.24%
         6,000             First BanCorp. ...............................         247,800
                                                                             ------------
                           BITUMINOUS COAL LIGNITE MINING - 1.42%
        19,300             Massey Energy Co. ............................         157,295
                                                                             ------------
                           BUILDING PRODUCTS - 1.15%
         6,300             Universal Forest Products, Inc. ..............         127,323
                                                                             ------------
                           BUSINESS SERVICES - 2.03%
        24,300             IKON Office Solutions, Inc. ..................         224,775
                                                                             ------------
                           CAPITAL GOODS - 3.04%
         7,300             Hardinge, Inc. ...............................          62,050
         7,300             Lawson Products, Inc. ........................         202,794
        14,700             Royal Appliance Manufacturing Co.* ...........          72,030
                                                                             ------------
                                                                                  336,874
                                                                             ------------
                           CASINO/GAMBLING - 1.19%
        15,300             MTR Gaming Group, Inc.* ......................         132,039
                                                                             ------------
                           CHEMICALS - 6.13%
        18,700             Octel Corp.* .................................         426,547
        11,300             Sensient Technologies Corp. ..................         252,781
                                                                             ------------
                                                                                  679,328
                                                                             ------------
                           COMPUTER HARDWARE & SOFTWARE - 1.17%
         8,600             Electronics for Imaging, Inc.* ...............         129,258
                                                                             ------------
                           CONSUMER PRODUCTS - 7.54%
        20,800             Interstate Bakeries Corp. ....................         506,480
        21,000             Wolverine World Wide, Inc. ...................         329,070
                                                                             ------------
                                                                                  835,550
                                                                             ------------
                           DISTRIBUTION - 3.10%
        12,500             United Stationers, Inc.* .....................         343,750
                                                                             ------------
                           DIVERSIFIED MANUFACTURING - 3.73%
        31,580             EnPro Industries, Inc.* ......................         124,425
         7,000             Lancaster Colony Corp. .......................         288,330
                                                                             ------------
                                                                                  412,755
                                                                             ------------
                           ELECTRONICS - 1.27%
         2,200             ESCO Technologies, Inc.* .....................          63,470
         8,000             Universal Electronics, Inc.* .................          77,608
                                                                             ------------
                                                                                  141,078
                                                                             ------------
                           EMPLOYMENT SERVICES - 0.06%
         2,300             Administaff, Inc.* ...........................           6,210
                                                                             ------------
                           ENERGY & UTILITIES - 2.95%
        17,100             Castle Energy Corp. ..........................    $     68,400
        22,000             El Paso Electric Co.* ........................         258,500
                                                                             ------------
                                                                                  326,900
                                                                             ------------
                           ENGINEERING - 2.12%
         8,500             Fluor Corp. ..................................         235,110
                                                                             ------------
                           FINANCIAL SERVICES - 9.81%
        14,000             Bank of Hawaii Corp. .........................         404,320
        15,400             PFF BanCorp, Inc. ............................         496,650
         6,273             Sterling BanCorp. ............................         185,681
                                                                             ------------
                                                                                1,086,651
                                                                             ------------
                           HEALTH CARE SERVICES - 2.63%
        10,050             CorVel Corp.* ................................         291,450
                                                                             ------------
                           HOUSEHOLD PRODUCTS - 0.63%
        22,800             US Industries, Inc.* .........................          70,224
                                                                             ------------
                           INDUSTRIAL MACHINERY - 1.62%
        13,900             Wabtec Corp. .................................         179,171
                                                                             ------------
                           MARINE TRANSPORTATION - 0.91%
         9,400             Maritrans, Inc. ..............................         101,050
                                                                             ------------
                           MEDICAL PRODUCTS - 0.52%
        10,100             First Horizon Pharmaceutical Corp.* ..........          58,075
                                                                             ------------
                           OIL & GAS - 0.90%
         8,500             Nuevo Energy Co.* ............................          99,960
                                                                             ------------
                           PACKAGED SOFTWARE - 4.36%
        34,900             Macrovision Corp.* ...........................         483,016
                                                                             ------------
                           PAPER & RELATED PRODUCTS - 0.91%
        10,400             Wausau-Mosinee Paper Corp. ...................         100,880
                                                                             ------------
                           PROPERTY/CASUALTY INSURANCE - 5.15%
         7,900             LandAmerica Financial Group, Inc. ............         285,980

        15,450             Penn-America Group, Inc. .....................         142,140
         8,900             Presidential Life Corp. ......................         142,400
                                                                             ------------
                                                                                  570,520
                                                                             ------------
                           REAL ESTATE INVESTMENT TRUST (REIT) - 3.54%
        12,400             Highwoods Properties, Inc. ...................         296,360
         5,600             Koger Equity, Inc. ...........................          96,040
                                                                             ------------
                                                                                  392,400
                                                                             ------------
                           RESTAURANTS - 2.02%
        10,050             Applebee's International, Inc. ...............         223,211
                                                                             ------------
                           RETAIL - 10.58%
        28,600             Dress Barn, Inc.* ............................         350,350
        34,300             Stein Mart, Inc.* ............................         245,245
        13,200             The Men's Wearhouse, Inc.* ...................         249,480
         9,800             Whitehall Jewellers, Inc.* ...................         114,758
         7,000             Zale Corp.* ..................................         212,450
                                                                             ------------
                                                                                1,172,283
                                                                             ------------




                                                  UNDISCOVERED MANAGERS FUNDS 31

                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                                VALUE
SHARES                                                                         (NOTE 2)
------                                                                        ---------


                           TEXTILES - 0.95%
        15,400             National Service Industries, Inc. ............   $    105,490
                                                                            ------------

                           TRANSPORTATION - 4.88%
         7,800             Landstar System, Inc.* .......................        395,070
         5,400             USFreightways Corp. ..........................        145,800
                                                                            ------------
                                                                                 540,870
                                                                            ------------
                           TOTAL COMMON STOCKS
                           (Cost $10,095,640) ...........................     10,812,695
                                                                            ------------
TOTAL INVESTMENTS - 97.59%
(Cost $10,095,640) ......................................................     10,812,695
                                                                            ------------
NET OTHER ASSETS AND LIABILITIES - 2.41% ................................        267,489
                                                                            ------------
NET ASSETS - 100.00% ....................................................   $ 11,080,184
                                                                            ============



-----------
* Non-Income producing security


32 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                            VALUE
SHARES                                                                     (NOTE 2)
------                                                                    ---------



COMMON STOCKS - 94.60%

                           BASIC MATERIALS - 4.18%
        70,000             AptarGroup, Inc. ........................... $   2,247,000
        44,200             Pentair, Inc. ..............................     1,920,048
        60,000             Reliance Steel & Aluminum Co. ..............     1,452,000
                                                                        -------------
                                                                            5,619,048
                                                                        -------------
                           BUILDING & CONSTRUCTION - 6.43%
       150,000             Apogee Enterprises, Inc. ...................     1,798,500
       110,000             Granite Construction, Inc. .................     2,013,000
        70,000             Lennar Corp. ...............................     3,696,000
        60,000             NCI Building Systems, Inc.* ................     1,134,000
                                                                        -------------
                                                                            8,641,500
                                                                        -------------
                           BUSINESS SERVICES - 1.26%
        68,100             Reynolds & Reynolds Co., Class A ...........     1,692,285
                                                                        -------------

                           CHEMICALS - 3.19%
        50,000             Cambrex Corp. ..............................     1,915,500
        91,000             Ferro Corp. ................................     2,379,650
                                                                        -------------
                                                                            4,295,150
                                                                        -------------
                           COMMERCIAL SERVICES - 0.18%
        16,500             CPI Corp. ..................................       247,170
                                                                        -------------
                           COMPUTER SOFTWARE & SERVICES - 2.16%
       245,000             Perot Systems Corp., Class A* ..............     2,903,250
                                                                        -------------
                           CONSUMER PRODUCTS - 2.44%
        80,000             Rayovac Corp.* .............................     1,088,000
        45,000             Scotts Co. (The), Class A* .................     2,192,850
                                                                        -------------
                                                                            3,280,850
                                                                        -------------
                           DISTRIBUTION - 1.12%
        55,000             United Stationers, Inc.* ...................     1,512,500
                                                                        -------------
                           DIVERSIFIED MANUFACTURING - 1.83%
        29,500             ESCO Technologies, Inc.* ...................       851,075
        59,800             Raven Industries, Inc. .....................     1,614,600
                                                                        -------------
                                                                            2,465,675
                                                                        -------------
                           ELECTRONICS - 4.15%
        70,000             AMETEK, Inc. ...............................     2,408,000
        70,000             Arrow Electronics, Inc.* ...................     1,140,300
        75,000             C&D Technologies, Inc. .....................     1,218,750
        38,000             Park Electrochemical Corp. .................       813,200
                                                                        -------------
                                                                            5,580,250
                                                                        -------------
                           FINANCIAL SERVICES - 10.50%
        60,000             American Capital Strategies, Ltd. ..........     1,308,600
        94,500             Columbia Banking System, Inc.* .............     1,086,750
        50,000             FirstMerit Corp. ...........................     1,246,500
        20,000             First State BanCorporation .................       491,800
         4,000             National Bankshares, Inc. ..................       112,000
       126,000             Prosperity Bancshares, Inc. ................     2,401,560
        56,441             Republic BanCorp., Inc. ....................       764,776
       155,000             Sovereign BanCorp., Inc. ...................     2,374,600
       102,000             Unizan Financial Corp. .....................     2,040,000
        60,000             Webster Financial Corp. ....................     2,288,400
                                                                        -------------
                                                                           14,114,986
                                                                        -------------
                           FOOD & BEVERAGE - 4.70%
       155,000             Chiquita Brands International, Inc.* .......     2,534,250
        36,000             Dean Foods Co.* ............................     1,362,600
       137,000             Smithfield Foods, Inc. * ...................     2,429,010
                                                                        -------------
                                                                            6,325,860
                                                                        -------------
                           HEALTH MAINTENANCE - 2.11%
        70,000             Oxford Health Plans, Inc.* .................     2,838,500
                                                                        -------------
                           HOTEL/GAMING - 1.96%
        94,000             Argosy Gaming Co.* ......................... $   2,632,000
                                                                        -------------
                           HOTELS - 1.35%
       200,000             Prime Hospitality Corp.* ...................     1,812,000
                                                                        -------------
                           INSTRUMENTATION/ELECTRONIC TESTING - 0.64%
       150,000             PerkinElmer, Inc. ..........................       855,000
                                                                        -------------
                           INSURANCE - 5.49%
       115,000             HCC Insurance Holdings, Inc. ...............     2,788,750
        55,000             Radian Group, Inc. .........................     2,390,300
        63,000             RenaissanceRe Holdings, Ltd. ...............     2,198,700
                                                                        -------------
                                                                            7,377,750
                                                                        -------------
                           INTERNET SERVICES - 0.73%
       150,000             OneSource Information Services, Inc.* ......       976,500
                                                                        -------------

                           MACHINERY - 2.49%
        65,900             Manitowoc Co., Inc. ........................     2,174,700
        60,000             Terex Corp.* ...............................     1,179,000
                                                                        -------------
                                                                            3,353,700
                                                                        -------------
                           MEDICAL PRODUCTS - 7.76%
        50,000             Cooper Companies, Inc. .....................     2,269,500
        90,000             Datascope Corp. ............................     2,641,500
       110,000             Lincare Holdings, Inc.* ....................     3,525,500
        65,000             Vital Signs, Inc. ..........................     1,998,750
                                                                        -------------
                                                                           10,435,250
                                                                        -------------
                           METALS & METAL PRODUCTS - 1.69%
        85,000             Mueller Industries, Inc.* ..................     2,278,000
                                                                        -------------
                           NETWORKING PRODUCTS - 1.10%
       300,000             3Com Corp.* ................................     1,479,000
                                                                        -------------
                           OIL & GAS - 4.17%
        50,000             Atmos Energy Corp. .........................     1,072,000
        65,000             Key Production Co., Inc.* ..................     1,210,300
       100,000             Pride International, Inc.* .................     1,338,000
        56,000             Tom Brown, Inc.* ...........................     1,360,800
        61,200             Vintage Petroleum, Inc. ....................       620,568
                                                                        -------------
                                                                            5,601,668
                                                                        -------------
                           PAPER & RELATED PRODUCTS - 0.97%
       135,000             Wausau-Mosinee Paper Corp. .................     1,309,500
                                                                        -------------
                           POWER - 0.66%
        50,500             Powell Industries, Inc.* ...................       891,830
                                                                        -------------
                           PUBLISHING - 4.87%
        60,800             Banta Corp. ................................     2,282,432
       110,000             Journal Register Co.* ......................     2,005,300
        60,000             Valassis Communications, Inc.* .............     2,258,400
                                                                        -------------
                                                                            6,546,132
                                                                        -------------
                           REAL ESTATE INVESTMENT TRUST (REIT) - 1.72%
        70,000             First Industrial Realty Trust, Inc. ........     2,317,000
                                                                        -------------
                           RESTAURANTS - 0.99%
        60,000             Applebee's International, Inc. .............     1,332,600
                                                                        -------------

                                                  UNDISCOVERED MANAGERS FUNDS 33

                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                            VALUE
SHARES                                                                     (NOTE 2)
------                                                                    ---------


                           RETAIL - 5.82%
        55,000             BJ's Wholesale Club, Inc.* ................. $   1,350,250
       200,000             Foot Locker, Inc.* .........................     1,900,000
        36,500             Furniture Brands International, Inc.* ......       921,625
        60,000             Group 1 Automotive, Inc.* ..................     1,638,000
        55,900             Ross Stores, Inc. ..........................     2,018,549
                                                                        -------------
                                                                            7,828,424
                                                                        -------------
                           TELECOMMUNICATIONS - 1.60%
        61,200             CommScope, Inc.* ...........................       413,712
        60,000             Scientific-Atlanta, Inc. ...................       884,400
        15,000             Warwick Valley Telephone Co. ...............       856,500
                                                                        -------------
                                                                            2,154,612
                                                                        -------------
                           TRANSPORTATION - 6.34%
        90,000             ArvinMeritor, Inc. .........................     2,105,100
        85,000             Interpool, Inc. ............................     1,131,350
       122,000             Kirby Corp.* ...............................     2,757,200
        50,000             Landstar System, Inc.* .....................     2,532,500
                                                                        -------------
                                                                            8,526,150
                                                                        -------------
                           TOTAL COMMON STOCKS
                           (Cost $123,205,810) ........................   127,224,140
                                                                        -------------
TOTAL INVESTMENTS - 94.60%
(Cost $123,205,810) ...................................................   127,224,140
                                                                        -------------
NET OTHER ASSETS AND LIABILITIES - 5.40% ..............................     7,267,645
                                                                        -------------

NET ASSETS - 100.00% .................................................. $ 134,491,785
                                                                        =============


-----------
* Non-Income producing security


34 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                                 VALUE
SHARES                                                                         (NOTE 2)
------                                                                         ---------


COMMON STOCKS - 94.55%

                           ADVERTISING AGENCY - 2.87%
         2,900             Omnicom Group, Inc. ............................. $    175,450
                                                                             ------------
                           AUTOMOBILE PARTS - 2.51%
         3,300             Lear Corp.* .....................................      153,780
                                                                             ------------
                           BASIC MATERIALS - 2.76%
         3,000             PPG Industries, Inc. ............................      168,810
                                                                             ------------
                           BUILDING & REAL ESTATE - 2.76%
         3,200             Lennar Corp. ....................................      168,960
                                                                             ------------
                           BUSINESS SERVICES - 3.05%
         7,500             Reynolds & Reynolds Co., Class A ................      186,375
                                                                             ------------
                           CAPITAL GOODS - 5.20%
         5,000             Crane Co. .......................................      114,250
         3,000             ITT Industries, Inc. ............................      203,940
                                                                             ------------
                                                                                  318,190
                                                                             ------------
                           DIVERSIFIED MANUFACTURING - 1.90%
         3,000             Textron, Inc. ...................................      116,550
                                                                             ------------
                           ELECTRONICS - 3.84%
         6,000             Arrow Electronics, Inc.* ........................       97,740
        14,500             Sanmina-SCI Corp.* ..............................       51,330
         6,000             Vishay Intertechnology, Inc.* ...................       85,920
                                                                             ------------
                                                                                  234,990
                                                                             ------------
                           FINANCIAL SERVICES - 14.67%
         6,615             Charter One Financial, Inc. .....................      222,925
         4,000             Dun & Bradstreet Corp.* .........................      141,160
         5,000             Mercantile Bankshares Corp. .....................      203,350
         6,900             SouthTrust Corp. ................................      181,056
         4,800             Union Planters Corp. ............................      149,088
                                                                             ------------
                                                                                  897,579
                                                                             ------------
                           FOOD & BEVERAGE - 4.22%
         5,500             ConAgra Foods, Inc. .............................      144,595
         6,400             Smithfield Foods, Inc.* .........................      113,472
                                                                             ------------
                                                                                  258,067
                                                                             ------------
                           HARDWARE & TOOLS - 2.00%
         3,500             Stanley Works (The) .............................      122,080
                                                                             ------------
                           HEALTH MAINTENANCE - 3.98%
         6,000             Oxford Health Plans, Inc.* ......................      243,300
                                                                             ------------
                           INSURANCE - 9.67%
         4,900             Fidelity National Financial, Inc. ...............      146,755
         4,000             Radian Group, Inc. ..............................      173,840
         4,800             RenaissanceRe Holdings, Ltd. ....................      167,520
         3,400             St. Paul Companies, Inc. ........................      103,428
                                                                             ------------
                                                                                  591,543
                                                                             ------------
                           MEDICAL PRODUCTS - 5.44%
         4,400             Becton, Dickinson and Co. .......................      134,332
         6,200             Lincare Holdings, Inc.* .........................      198,710
                                                                             ------------
                                                                                  333,042
                                                                             ------------
                           OIL & GAS - 4.85%
         3,000             EOG Resources, Inc. .............................      104,520
         4,500             Pride International, Inc.* ......................       60,210
         4,000             Unocal Corp. ....................................      132,280
                                                                             ------------
                                                                                  297,010
                                                                             ------------
                           PUBLISHING - 9.53%
         2,000             Gannett Co, Inc. ................................ $    151,920
         4,000             Knight-Ridder, Inc. .............................      242,920
         5,000             Valassis Communications, Inc.* ..................      188,200
                                                                             ------------
                                                                                  583,040
                                                                             ------------
                           REAL ESTATE INVESTMENT TRUST (REIT) - 2.52%
         4,600             Mack-Cali Realty Corp. ..........................      154,330
                                                                             ------------
                           RESTAURANTS - 2.88%
         6,000             Outback Steakhouse, Inc.* .......................      176,160
                                                                             ------------
                           RETAIL - 8.45%
         4,500             BJ's Wholesale Club, Inc.* ......................      110,475
         4,000             RadioShack Corp. ................................       87,160
         6,200             Ross Stores, Inc. ...............................      223,882
         3,700             Safeway, Inc.* ..................................       95,534
                                                                             ------------
                                                                                  517,051
                                                                             ------------
                           SEMICONDUCTORS - 0.96%
         8,000             LSI Logic Corp.* ................................       58,640
                                                                             ------------
                           TELECOMMUNICATIONS - 0.49%
        15,000             Corning, Inc.* ..................................       30,000
                                                                             ------------
                           TOTAL COMMON STOCKS
                           (Cost $5,721,092) ...............................    5,784,947
                                                                             ------------
TOTAL INVESTMENTS - 94.55%
                           (Cost $5,721,092) ...............................    5,784,947
                                                                             ------------
NET OTHER ASSETS AND LIABILITIES - 5.45% ...................................      333,336
                                                                             ------------
NET ASSETS - 100.00% ....................................................... $  6,118,283
                                                                             ============

-----------
* Non-Income producing security



                                                  UNDISCOVERED MANAGERS FUNDS 35

                        See Notes to Financial Statements

MERGER & ACQUISITION FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                             VALUE
SHARES                                                                     (NOTE 2)
------                                                                     ---------


COMMON STOCKS - 99.30%

                           AGRICULTURE - 0.30%
            34             Monsanto Co. ................................  $       625
                                                                          -----------
                           AUTO PARTS - 3.94%
           300             Donnelly Corp. ..............................        8,178
                                                                          -----------
                           BEVERAGES - 2.97%
           600             Pepsi-Gemex S.A. ............................        6,174
                                                                          -----------
                           CHEMICALS - 4.19%
           300             ChemFirst, Inc. .............................        8,697
                                                                          -----------
                           FINANCIAL SERVICES - 10.60%
           900             Centennial BanCorp. .........................        7,425
           400             Three Rivers BanCorp., Inc. .................        6,700
           300             Vista BanCorp., Inc. ........................        7,890
                                                                          -----------
                                                                               22,015
                                                                          -----------
                           FOOD & BEVERAGE - 4.12%
           125             Dreyer's Grand Ice Cream, Inc. ..............        8,562
                                                                          -----------
                           HEALTH MAINTENANCE - 3.22%
           106             Anthem, Inc.* ...............................        6,690
                                                                          -----------
                           INSTRUMENTATION/ELECTRONIC TESTING - 5.90%
           700             FEI Co.* ....................................       12,265
                                                                          -----------
                           MANUFACTURING - 1.58%
           100             Cooper Industries, Ltd., Class A ............        3,272
                                                                          -----------
                           MEDICAL/GENERIC DRUGS - 8.10%
           200             Pharmacia Corp. .............................        8,740
           147             Schering AG ADR .............................        8,085
                                                                          -----------
                                                                               16,825
                                                                          -----------
                           MEDICAL-BIOMEDICAL/GENE - 2.86%
           132             Amgen, Inc.* ................................        5,944
                                                                          -----------
                           METAL FABRICATE/HARDWARE - 4.05%
           700             Chase Industries, Inc.* .....................        8,414
                                                                          -----------
                           OIL & GAS - 17.48%
           300             Conoco, Inc. ................................        7,365
         4,000             EEX Corp. ...................................        7,840
           197             ENSCO International, Inc. ...................        5,254
           400             Key Production Co., Inc.* ...................        7,448
           160             Phillips Petroleum Co. ......................        8,413
                                                                          -----------
                                                                               36,320
                                                                          -----------
                           REAL ESTATE INVESTMENT TRUST (REIT) - 5.62%
         2,800             First Union Real Estate Equity
                           & Mortgage Investments ......................        6,272
         1,200             Malan Realty Investors, Inc.* ...............        5,400
                                                                          -----------
                                                                               11,672
                                                                          -----------
                           RENTAL AUTO EQUIPMENT - 1.86%
           200             McGrath RentCorp. ...........................        3,864
                                                                          -----------
                           SEMICONDUCTOR EQUIPMENT - 3.90%
         1,800             SpeedFam-IPEC, Inc.* ........................        8,100
                                                                          -----------
                           TECHNOLOGY - 6.59%
           806             Identix, Inc.* ..............................  $     5,078
           150             TRW, Inc. ...................................        8,610
                                                                          -----------
                                                                               13,688
                                                                          -----------
                           TELECOMMUNICATIONS - 3.85%
           250             AT&T Canada, Inc.* ..........................        8,007
                                                                          -----------
                           TOYS - 3.89%
         1,900             Toymax International, Inc.* .................        8,075
                                                                          -----------
                           WATER SUPPLY - 4.28%
           200             American Water Works Co., Inc. ..............        8,894
                                                                          -----------
                           TOTAL COMMON STOCKS
                           (Cost $220,110) .............................      206,281
                                                                          -----------
                           TOTAL INVESTMENTS - 99.30%
                           (Cost $ 220,110) ............................      206,281
                                                                          -----------
                           NET OTHER ASSETS AND LIABILITIES - 0.70% ....        1,454
                                                                          -----------
                           NET ASSETS - 100.00% ........................  $   207,735
                                                                          ===========


-----------
* Non-Income producing security

ADR AMerican Depository Receipt


36 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                              VALUE
SHARES                                                                       (NOTE 2)
------                                                                      ---------


COMMON STOCKS - 96.61%

                           AIR TRANSPORTATION - 0.18%
        26,011             Hawaiian Airlines, Inc.* ....................... $      73,611
                                                                            -------------
                           APPAREL MANUFACTURERS - 3.36%
        18,000             Coach, Inc.* ...................................       443,340
        20,479             Polo Ralph Lauren Corp.* .......................       443,575
        21,100             Quicksilver, Inc.* .............................       472,851
                                                                            -------------
                                                                                1,359,766
                                                                            -------------
                           BROKER SERVICES - 2.75%
       256,400             E*TRADE Group, Inc.* ...........................     1,112,776
                                                                            -------------
                           CHEMICALS - 1.14%
        43,700             Symyx Technologies, Inc.* ......................       460,161
                                                                            -------------
                           COMPUTER HARDWARE & SOFTWARE - 9.80%
        19,800             Advent Software, Inc.* .........................       340,164
         6,050             Carreker Corp.* ................................        55,418
         3,400             Echelon Corp.* .................................        43,724
         3,700             Foundry Networks, Inc.* ........................        32,375
        11,500             Henry (Jack) & Associates, Inc. ................       187,680
       167,850             Immersion Corp.* ...............................       285,345
       358,650             ONYX Software Corp.* ...........................       738,819
         9,400             Pinnacle Systems, Inc.* ........................        88,642
       395,300             Red Hat, Inc.* .................................     1,877,675
         9,400             Roxio, Inc.* ...................................        38,540
        61,800             Viewpoint Corp.* ...............................       271,920
                                                                            -------------
                                                                                3,960,302
                                                                            -------------
                           DATA SERVICES - 0.72%
         8,200             Fair, Isaac & Co., Inc. ........................       290,690

                           DENTAL SUPPLY & EQUIPMENT - 0.31%
        42,100             Align Technology, Inc.* ........................       126,300
                                                                            -------------
                           ELECTRIC GENERATION - 0.20%
        37,100             Active Power, Inc.* ............................        81,620
                                                                            -------------
                           ELECTRONICS - 2.43%
        13,700             FLIR Systems, Inc.* ............................       519,915
        13,600             InVision Technologies, Inc.* ...................       464,168
                                                                            -------------
                                                                                  984,083
                                                                            -------------
                           ENTERTAINMENT - 5.21%
        34,300             Pixar, Inc.* ...................................     1,675,212
        17,100             Take-Two Interactive Software, Inc.* ...........       429,210
                                                                            -------------
                                                                                2,104,422
                                                                            -------------
                           FINANCIAL SERVICES - 4.89%
        21,000             BankAtlantic BanCorp., Inc., Class A ...........       215,250
       208,102             Corillian Corp.* ...............................       209,975
        56,750             Digital Insight Corp.* .........................       925,025
        36,550             Friedman, Billings, Ramsey
                            Group, Inc., Class A* .........................       397,664
        16,900             LendingTree, Inc.* .............................       228,995
                                                                            -------------
                                                                                1,976,909
                                                                            -------------
                           HEALTH MAINTENANCE - 0.45%
         5,500             American Medical Security Group, Inc.* .........        81,950
         3,800             Centene Corp.* .................................       101,080
                                                                            -------------
                                                                                  183,030
                                                                            -------------
                           INTERNET SERVICES - 5.06%
         5,900             Alloy, Inc.* ................................... $      63,484
        67,100             CheckFree Corp.* ...............................       830,027
       188,000             DoubleClick, Inc.* .............................     1,058,440
         4,700             MatrixOne, Inc.* ...............................        22,560
         4,900             WebEx Communications, Inc.* ....................        72,177
                                                                            -------------
                                                                                2,046,688
                                                                            -------------
                           MEDICAL-BIOMEDICAL/GENE - 6.00%
         9,200             ArQule, Inc.* ..................................        58,420
        57,829             Cell Genesys, Inc.* ............................       669,081
        13,000             Diversa Corp.* .................................       117,000
         7,600             Gene Logic, Inc.* ..............................        60,876
        12,150             Illumina, Inc.* ................................        47,750
        52,100             Incyte Genomics, Inc.* .........................       318,852
        11,400             Inhale Therapeutic Systems, Inc.* ..............        74,670
        32,000             Lexicon Genetics, Inc.* ........................       167,040
        11,700             Neose Technologies, Inc.* ......................        80,379
       282,100             Paradigm Genetics, Inc.* .......................       155,155
        12,200             Telik, Inc.* ...................................       171,166
       109,400             Third Wave Technologies* .......................       222,082
        71,100             Transgenomic, Inc.* ............................       282,978
                                                                            -------------
                                                                                2,425,449
                                                                            -------------
                           MEDICAL/GENERIC DRUGS - 5.83%
        46,800             Celgene Corp.* .................................       813,384
        70,600             Cubist Pharmaceuticals, Inc.* ..................       515,380
        69,700             Endo Pharmaceuticals Holdings, Inc.* ...........       666,332
        33,100             Versicor, Inc.* ................................       360,128
                                                                            -------------
                                                                                2,355,224
                                                                            -------------
                           MEDICAL PRODUCTS - 5.46%
       129,600             AeroGen, Inc.* .................................       110,160
       153,200             Alkermes, Inc.* ................................     1,257,772
        15,000             Andrx Group* ...................................       369,450
         6,200             Atrix Laboratories, Inc.* ......................       108,500
        71,800             Bioject Medical Technologies, Inc.* ............       190,270
        36,900             Bruker Daltonics, Inc.* ........................       170,847
                                                                            -------------
                                                                                2,206,999
                                                                            -------------
                           MEDICAL TECHNOLOGIES - 0.44%
         3,900             Computer Programs & Systems, Inc.* .............        95,277
        15,300             QuadraMed Corp.* ...............................        22,491
         7,600             VitalWorks, Inc.* ..............................        61,028
                                                                            -------------
                                                                                  178,796
                                                                            -------------
                           MINING - 0.34%
         7,400             Arch Coal, Inc. ................................       135,420
                                                                            -------------
                           OIL & GAS - 0.52%
        20,750             Core Laboratories N.V.* ........................       210,820
                                                                            -------------
                           RESTAURANTS - 0.71%
         7,100             P.F. Chang's China Bistro, Inc.* ...............       224,644
        15,100             Smith & Wollensky Restaurant Group, Inc.* ......        63,269
                                                                            -------------
                                                                                  287,913
                                                                            -------------
                           RETAIL - 4.74%
        18,600             Chico's FAS, Inc.* .............................       326,244
        19,800             Cost Plus, Inc.* ...............................       484,110
        24,800             Insight Enterprises, Inc.* .....................       279,248
        13,600             Kenneth Cole Productions, Inc.* ................       325,040
        12,100             Pacific Sunwear of California, Inc.* ...........       263,175
        11,000             Stage Stores, Inc.* ............................       238,260
                                                                            -------------
                                                                                1,916,077
                                                                            -------------


-----------
* Non-Income producing security

                                                  UNDISCOVERED MANAGERS FUNDS 37
                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                              VALUE
SHARES                                                                       (NOTE 2)
------                                                                       ---------

                           SCHOOLS - 3.00%
        61,200             Princeton Review, Inc. * ....................... $     378,216
         6,700             Strayer Education, Inc. ........................       371,321
        32,500             Sylvan Learning Systems, Inc.* .................       461,175
                                                                            -------------
                                                                                1,210,712
                                                                            -------------
                           SEMICONDUCTOR EQUIPMENT - 0.51%
         5,900             DuPont Photomasks, Inc.* .......................       143,724
         8,500             Mykrolis Corp.* ................................        61,710
                                                                            -------------
                                                                                  205,434
                                                                            -------------
                           SEMICONDUCTORS - 9.05%
         7,600             Credence Systems Corp.* ........................        87,780
        17,700             HPL Technologies, Inc.* ........................           177
       146,100             Lattice Semiconductor Corp.* ...................       932,118
        11,300             Microsemi Corp.* ...............................        73,213
       280,400             Pixelworks, Inc.* ..............................     1,587,064
        12,200             Rudolph Technologies, Inc.* ....................       153,720
        18,600             Skyworks Solutions, Inc.* ......................        78,120
       110,800             TriQuint Semiconductor, Inc.* ..................       587,240
        12,100             Zoran Corp.* ...................................       159,357
                                                                            -------------
                                                                                3,658,789
                                                                            -------------
                           TECHNOLOGY - 9.50%
         7,900             CoorsTek, Inc.* ................................       169,850
       152,000             Digimarc Corp.* ................................     1,393,840
       129,300             Identix, Inc.* .................................       814,590
        92,600             Macrovision Corp.* .............................     1,281,584
        25,200             Mentor Graphics Corp.* .........................       178,920
                                                                            -------------
                                                                                3,838,784
                                                                            -------------
                           TELECOMMUNICATIONS - 5.73%
        20,900             ClearOne Communications, Inc.* .................       246,620
        21,800             Metro One Telecommunications, Inc.* ............       265,742
        17,400             Plantronics, Inc.* .............................       319,464
       133,900             Polycom, Inc.* .................................     1,313,559
       220,800             Sonus Networks, Inc.* ..........................       170,016
                                                                            -------------
                                                                                2,315,401
                                                                            -------------
                           THERAPEUTICS - 8.28%
        40,915             Abgenix, Inc.* .................................       316,682
        46,600             Amylin Pharmaceuticals, Inc.* ..................       562,182
        41,100             AtheroGenics, Inc.* ............................       289,344
        24,300             AVI BioPharma, Inc.* ...........................        96,471
        68,100             Corixa Corp.* ..................................       418,815
        65,800             Dendreon Corp.* ................................       227,010
        19,800             Esperion Therapeutics, Inc.* ...................       123,354
        52,800             Genta, Inc.* ...................................       409,728
        29,100             Isis Pharmaceuticals, Inc.* ....................       294,492
        51,000             La Jolla Pharmaceutical Co.* ...................       248,880
        51,000             Tularik, Inc.* .................................       357,000
                                                                            -------------
                                                                                3,343,958
                                                                            -------------
                               TOTAL COMMON STOCKS
                                (Cost $52,788,444) ........................    39,050,134
                                                                            -------------
                           TOTAL INVESTMENTS - 96.61%
                                (Cost $52,788,444) ........................    39,050,134
                                                                            -------------
                           NET OTHER ASSETS AND LIABILITIES - 3.39% .......     1,368,345
                                                                            -------------
                           NET ASSETS - 100.00% ........................... $  40,418,479
                                                                            =============



-----------
* Non-Income producing security


38 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

INTERNATIONAL SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                                    VALUE
SHARES                                                                             (NOTE 2)
------                                                                            ---------


COMMON STOCKS - 94.74%

                           AUSTRIA - 2.06%
         9,800             BWT AG ..........................................    $    155,691
         2,200             Pankl Racing Systems AG (Berlin)* ...............          25,243
         1,000             Pankl Racing Systems AG (EASDAQ)* ...............          11,866
                                                                                ------------
                                                                                     192,800
                                                                                ------------
                           DENMARK - 1.39%
         5,500             NEG Micon A/S* ..................................         130,029
                                                                                ------------
                           FINLAND - 0.66%
         4,000             TietoEnator Oyj .................................          61,586
                                                                                ------------
                           FRANCE - 5.75%
        18,000             Elior ...........................................         116,680
        14,000             Generale de Sante* ..............................         216,238
         5,721             Publicis Groupe .................................         126,347
         5,000             UBI Soft Entertainment S.A.* ....................          78,454
                                                                                ------------
                                                                                     537,719
                                                                                ------------
                           GERMANY - 5.68%
         4,000             AWD Holding AG ..................................          63,665
        13,000             BE Semiconductor Industries N.V.* ...............          62,596
         3,300             Rhoen-Klinikum AG ...............................         127,345
         3,500             Suess MicroTec AG* ..............................          28,626
        13,000             Teleplan International N.V.* ....................          78,532
         6,670             Vossloh AG ......................................         169,806
                                                                                ------------
                                                                                     530,570
                                                                                ------------
                           HONG KONG - 1.53%
        90,000             Asia Satellite Telecommunications
                            Holdings, Ltd. .................................         133,846
        24,000             Legend Group, Ltd. ..............................           9,000
                                                                                ------------
                                                                                     142,846
                                                                                ------------
                           IRELAND - 1.25%
         9,000             Riverdeep Group Plc ADR* ........................         116,550
                                                                                ------------
                           ITALY - 6.86%
         5,900             Banca Popolare Commercio e Industria Scrl* ......          41,370
        29,687             Brembo S.p.A. ...................................         154,009
        14,000             Bulgari S.p.A. ..................................          65,764
        40,475             Ferretti S.p.A. .................................         172,266
        15,500             Marzotto S.p.A. .................................          87,250
         3,000             Tod's S.p.A. ....................................         120,623
                                                                                ------------
                                                                                     641,282
                                                                                ------------
                           JAPAN - 30.34%
        24,000             Asia Securities Printing Co., Ltd. ..............    $    151,816
         8,000             Bandai Co., Ltd. ................................         295,534
        39,000             Daifuku Co., Ltd. ...............................         146,375
         3,100             Dentsu Tec, Inc. ................................          90,988
        14,500             Happinet Corp. ..................................         127,188
        12,000             Hudson Soft Co., Ltd. ...........................          72,871
        24,000             Japan Airport Terminal Co., Ltd. ................         174,284
        20,000             Kawasumi Laboratories, Inc. .....................         168,684
         1,800             Konami Corp. ....................................          45,013
         4,000             Lasertec Corp. ..................................          87,378
        12,040             Megane Top Co., Ltd. ............................         189,894
         6,000             Meitec Corp. ....................................         163,961
         7,000             Mimasu Semiconductor Industry Co., Ltd. .........          79,998
        19,000             Ministop Co., Ltd. ..............................         277,232
        16,000             Nissin Co., Ltd. ................................         122,127
        14,880             Paltek Corp. ....................................          69,025
            11             Paris Miki, Inc. ................................             205
        10,000             Secom Techno Service Co., Ltd. ..................         234,471
           680             Starbucks Coffee Japan, Ltd. ....................         166,322
         6,000             Ushio, Inc. .....................................          62,042
        11,900             Wilson Learning Worldwide, Inc. .................          48,477
        16,600             Woodland Corp. ..................................          61,603
                                                                                ------------
                                                                                   2,835,488
                                                                                ------------
                           NETHERLANDS - 6.18%
         5,592             Fugro N.V. ......................................         268,712
         4,419             Koninklijke Frans Maas Groep N.V. ...............          88,405
        10,400             QIAGEN N.V.* ....................................          63,234
        11,100             Tele Atlas N.V.* ................................          21,771
        11,580             United Services Group N.V. ......................         135,933
                                                                                ------------
                                                                                     578,055
                                                                                ------------
                           NORWAY - 1.43%
        19,200             Tomra Systems ASA ...............................         133,823
                                                                                ------------
                           SINGAPORE - 4.37%
       500,000             Informatics Holdings, Ltd .......................         408,599
                                                                                ------------
                           SPAIN - 6.05%
         6,500             Aldeasa S.A. ....................................          93,066
        37,500             Corporacion Mapfre, S.A. ........................         230,948
        12,820             Prosegur, Compania de Seguridad, S.A. ...........         148,352
        18,900             Sol Melia, S.A. .................................          92,673
                                                                                     565,039
                                                                                ------------
                           SWEDEN - 0.78%
        15,000             Eniro AB ........................................          72,863
                                                                                ------------
                           SWITZERLAND - 8.36%
         3,480             Amazys Holding AG ...............................          27,017
           750             Centerpulse AG* .................................         110,330
         2,650             Charles Voegele Holding AG* .....................          68,872
           750             Leica Geosystems AG* ............................          32,487
         5,500             Nobel Biocare Holding AG* .......................         293,214
           440             PubliGroupe S.A. ................................          67,439
         6,100             SEZ Holding AG* .................................         129,064
         5,000             Swisslog Holding AG* ............................          53,312
                                                                                ------------
                                                                                     781,735
                                                                                ------------

-----------
* Non-Income producing security
ADR American Depository Receipt
GDR Global Depository Receipt



                                                  UNDISCOVERED MANAGERS FUNDS 39

                        See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                                     VALUE
SHARES                                                                             (NOTE 2)
------                                                                            ---------



                           UNITED KINGDOM - 12.05%
         8,100             Autonomy Corp. Plc (EASDAQ)* ....................    $     16,540
        12,000             Autonomy Corp. Plc (London)* ....................          25,988
        60,000             Chubb Plc .......................................         123,443
        81,000             Cordiant Communications Group Plc ...............          69,541
        27,000             Eidos Plc* ......................................          50,120
        13,000             Geest Plc .......................................         100,750
        70,200             IQE Plc* ........................................          17,550
        28,000             J.D. Wetherspoon Plc ............................         125,393
        12,000             NDS Group Plc ADR* ..............................         108,000
        10,000             PizzaExpress Plc ................................          67,291
        75,000             Securicor Plc ...................................         115,728
       115,000             SkyePharma Plc* .................................          96,953
         3,100             SurfControl Plc ADR* ............................          41,850
         5,200             Torridon Plc GDR* ...............................               0
        42,000             William Hill Plc* ...............................         167,623
                                                                                ------------
                                                                                   1,126,770
                                                                                ------------
                           TOTAL COMMON STOCKS
                           (Cost $14,476,828) ..............................       8,855,754
                                                                                ------------
                           WARRANTS - 0.00%

                           SWITZERLAND - 0.00%
         5,000             Swisslog Holding AG Warrants ....................              33
                                                                                ------------
                           TOTAL WARRANTS
                           (Cost $824) .....................................              33
                                                                                ------------
                           TOTAL INVESTMENTS - 94.74%
                           (Cost $14,477,652) ..............................       8,855,787
                                                                                ------------
                           NET OTHER ASSETS AND LIABILITIES - 5.26% ........         491,889
                                                                                ------------
                           NET ASSETS - 100.00% ............................    $  9,347,676
                                                                                ============


-----------
* Non-Income producing security
ADR American Depository Receipt
GDR Global Depository Receipt


SECTOR                                % OF         VALUE
DIVERSIFICATION                     NET ASSETS    (NOTE 2)
---------------                     ----------    --------
Advertising Agency .............      3.79%      $  354,315
Airport Development ............      1.86%         174,284
Apparel Manufacturers ..........      2.22%         207,873
Automobile Parts ...............      2.05%         191,117
Banks ..........................      0.44%          41,370
Commercial Services ............      5.33%         498,551
Computer Hardware ..............      0.66%          61,603
Computer Services ..............      3.43%         320,619
Computer Software ..............      4.33%         404,858
Computer Systems ...............      0.10%           9,000
Consulting Services ............      0.52%          48,477
Data Services ..................      0.51%          47,759
Electrical Products ............      2.77%         258,865
Electronics ....................      1.32%         123,443
Electronics/Semiconductor ......      1.98%         184,927
Engineering ....................      2.87%         268,712
Financial Services .............      1.99%         185,792
Food Distributors ..............      2.33%         217,430
Gaming .........................      1.79%         167,623
Heavy Power Equipment ..........      1.39%         130,029
Hotels/Resorts .................      0.99%          92,673
Human Resources ................      1.45%         135,933
Insurance ......................      2.47%         230,948
Internet Data Processing .......      1.16%         108,000
Leisure Facilities .............      1.34%         125,393
Machinery ......................      1.57%         146,375
Medical-Biomedical/Gene ........      0.68%          63,234
Medical/Hospitals ..............      3.68%         343,583
Medical Products ...............      7.16%         669,181
Optical & Photo ................      0.00%             205
Publishing .....................      0.78%          72,863
Recycling ......................      1.43%         133,823
Retail .........................      9.93%         928,440
Schools ........................      4.37%         408,599
Semiconductor Equipment ........      2.36%         220,286
Ship Building ..................      1.84%         172,266
Specialty Printing .............      1.62%         151,816
Technology .....................      0.92%          85,832
Telecommunications/Wireless ....      1.43%         133,847
Toys ...........................      3.16%         295,534
Transportation Services ........      0.95%          88,405
Water Supply ...................      1.67%         155,691
Wholesale Distributors .........      2.10%         196,213
                                    ------       ----------
TOTAL INVESTMENTS ..............     94.74%       8,855,787
OTHER ASSETS AND LIABILITIES ...      5.26%         491,889
                                    ------       ----------
NET ASSETS .....................    100.00%      $9,347,676
                                    ======       ==========



40 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002

                                                                                       VALUE
    SHARES                                                                            (NOTE 2)
    ------                                                                            --------
COMMON STOCKS -- 100.10%

                   BELGIUM - 1.50%
      543          Fortis.......................................................... $      9,686
                                                                                    ------------

                   DENMARK - 0.99%
      210          Novo Nordisk A/S, Class B.......................................        6,365
                                                                                    ------------

                   FINLAND - 2.11%
      400          Nokia Oyj.......................................................        5,342
      260          UPM-Kymmene Oyj.................................................        8,287
                                                                                    ------------
                                                                                          13,629
                                                                                    ------------

                   FRANCE - 10.89%
      310          Aventis S.A.....................................................       18,256
      200          CNP Assurances..................................................        7,522
      260          Essilor International S.A.......................................       10,224
      100          Pechiney S.A., Class A..........................................        3,662
      280          Television Francaise............................................        5,709
      175          TotalFinaElf S.A................................................       24,953
                                                                                    ------------
                                                                                          70,326
                                                                                    ------------

                   GERMANY - 5.14%
       65          AMB Generali Holding AG.........................................        5,121
      150          Deutsche Bank AG................................................        9,295
      135          Fresenius AG....................................................        4,369
       65          SAP AG..........................................................        5,005
      200          Siemens AG......................................................        9,426
                                                                                    ------------
                                                                                          33,216
                                                                                    ------------

                   HONG KONG - 1.90%
    2,200          China Mobile, Ltd.*.............................................        6,078
   16,450          Legend Group, Ltd...............................................        6,169
                                                                                    ------------
                                                                                          12,247
                                                                                    ------------

                   ISRAEL - 1.18%
      115          Teva Pharmaceutical Industries,
                   Ltd. ADR........................................................        7,625
                                                                                    ------------

                   ITALY - 5.76%
    1,145          Alleanza Assicurazioni..........................................        8,736
    1,010          Sanpaolo IMI S.p.A..............................................        8,389
    1,530          Telecom Italia S.p.A............................................       12,168
    2,090          UniCredito Italiano S.p.A.......................................        7,912
                                                                                    ------------
                                                                                          37,205
                                                                                    ------------

                   JAPAN - 21.68%
       30          Bellsystem24, Inc...............................................        6,465
    1,000          Canon, Inc......................................................       34,243
      300          FamilyMart Co., Ltd.............................................        7,237
      400          Honda Motor Co., Ltd............................................       16,935
      200          Hoya Corp.......................................................       12,550
    1,000          Kaneka Corp.....................................................        6,385
    1,000          Nomura Holdings, Inc............................................       13,183
        6          NTT DoCoMo, Inc.................................................       12,752
      500          Secom Co., Ltd..................................................       23,067
      200          Shin-Etsu Chemical Co.,.Ltd.....................................        7,220
                                                                                    ------------
                                                                                         140,037
                                                                                    ------------

                   KOREA - 1.62%
       76          Samsung Electronics Co., Ltd. GDR#..............................       10,488
                                                                                    ------------
                                                                                       VALUE
    SHARES                                                                            (NOTE 2)
    ------                                                                            --------
                   NETHERLANDS - 6.16%
      130          DSM N.V......................................................... $      5,671
       80          Gucci Group N.V................................................         7,151
      318          Koninklijke Numico Coupons*....................................             0
      218          Koninklijke Numico N.V.........................................         4,291
      443          Koninklijke (Royal) Philips
                   Electronics N.V................................................         8,863
      135          Royal Dutch Petroleum Co.......................................         6,090
      390          TPG N.V........................................................         7,691
                                                                                    ------------
                                                                                          39,757
                                                                                    ------------

                   SINGAPORE - 1.28%
    2,000          Datacraft Asia, Ltd. ADR.......................................         1,490
    1,000          DBS Group Holdings, Ltd........................................         6,800
                                                                                    ------------
                                                                                           8,290
                                                                                    ------------

                   SPAIN - 1.06%
      746          Telefonica, S.A.*..............................................         6,840
                                                                                    ------------

                   SWEDEN - 2.11%
      595          ForeningsSparbanken AB (Swedbank)..............................         6,465
    2,640          Skandia Forsakrings AB.........................................         7,171
                                                                                    ------------
                                                                                          13,636
                                                                                    ------------

                   SWITZERLAND - 9.09%
      130          Adecco S.A.....................................................         5,683
      107          Nestle S.A.....................................................        22,960
       59          Swiss Re.......................................................         4,168
      550          UBS AG*........................................................        25,913
                                                                                    ------------
                                                                                          58,724
                                                                                    ------------

                   TAIWAN - 0.46%
      360          Taiwan Semiconductor
                   Manufacturing Co., Ltd..ADR*...................................         2,941
                                                                                    ------------

                   UNITED KINGDOM - 27.17%
      600          British Sky Broadcasting Group Plc*............................         5,662
    1,205          Cadbury Schweppes Plc..........................................         8,719
    3,300          Centrica Plc...................................................         9,597
    3,700          Chubb Plc......................................................         7,612
    2,265          Compass Group Plc..............................................        11,510
      500          Exel Plc.......................................................         5,708
    1,039          GlaxoSmithKline Plc............................................        19,544
    5,350          Invensys Plc...................................................         6,373
    2,890          Lloyds TSB Group Plc...........................................        24,990
    2,225          National Grid Group Plc........................................        15,540
    1,730          P&0 Princess Cruises Plc.......................................        11,240
    2,720          Shell Transport & Trading Co., Plc.............................        18,240
      530          Shire Pharmaceuticals Group Plc*...............................         5,091
    9,591          Vodafone Group Plc.............................................        15,356
    1,395          WPP Group Plc..................................................        10,272
                                                                                    ------------
                                                                                         175,454
                                                                                    ------------

                   Total Common Stocks............................................       646,466
                   (Cost $625,450)                                                  ------------

----------
  *  Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
  # Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933


                                                  UNDISCOVERED MANAGERS FUNDS 41

                       See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2002


                                                                                       VALUE
    SHARES                                                                            (NOTE 2)
    ------                                                                            --------
                   TOTAL INVESTMENTS - 100.10%
                   (Cost $625,450)................................................       646,466
                                                                                    ------------
                   NET OTHER ASSETS AND LIABILITIES - (0.10)%.....................  $       (644)
                                                                                    ------------
                   NET ASSETS - 100.00%...........................................  $    645,822
                                                                                    ============

----------
  *  Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
  # Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933

SECTOR                                       % OF                   VALUE
DIVERSIFICATION                            NET ASSETS              (NOTE 2)
---------------                            ----------              --------
Advertising Agency.........................    1.59%             $     10,272
Apparel Manufacturers......................    1.11%                    7,151
Auto Manufacturers.........................    2.62%                   16,936
Banks......................................   15.40%                   99,451
Cable Television...........................    1.76%                   11,370
Chemicals..................................    2.98%                   19,275
Commercial Services........................    1.00%                    6,465
Computers, Networks & Software.............    1.73%                   11,174
Courier Services...........................    1.19%                    7,691
Drugs......................................    9.48%                   61,250
Electronics................................   10.15%                   65,570
Energy & Utilities Natural Gas.............    1.49%                    9,597
Financial Services.........................    2.04%                   13,183
Food And Beverage..........................    7.35%                   47,479
Human Resources............................    0.88%                    5,683
Insurance..................................    5.07%                   32,718
Manufacturing Industries...................    2.45%                   15,799
Metals.....................................    0.57%                    3,661
Office/Business Equipment..................    5.30%                   34,243
Oil And Gas................................    7.63%                   49,283
Optical & Photo............................    3.53%                   22,775
Paper & Related Products...................    1.28%                    8,286
Retail.....................................    1.12%                    7,237
Semiconductors.............................    0.46%                    2,941
Telecommunications.........................    8.24%                   53,195
Telecommunications Equipment...............    1.06%                    6,833
Transportation.............................    0.88%                    5,708
Travel & Recreation........................    1.74%                   11,240
TOTAL INVESTMENTS..........................  100.10%                  646,466
                                             ------              ------------
OTHER ASSETS AND LIABILITIES...............   (0.10)%                    (644)
                                             ------              ------------
NET ASSETS.................................  100.00%             $    645,822
                                             ======              ============

42 UNDISCOVERED MANAGERS FUNDS

                        See Notes to Financial Statements

                      This page intentionally left blank.


                                                  UNDISCOVERED MANAGERS FUNDS 43

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002

                                                                 Behavioral        Behavioral           REIT         Special Small
                                                                Growth Fund        Value Fund          Fund(a)          Cap Fund
                                                               --------------    --------------    --------------   --------------

ASSETS:
   Investments:
        Investments at cost ................................   $   64,464,772    $   28,864,086    $  109,142,036   $   10,095,640
        Net unrealized appreciation (depreciation) .........        5,871,884        (2,075,078)       16,398,932          717,055
                                                               --------------    --------------    --------------   --------------
           Total investments at value ......................       70,336,656        26,789,008       125,540,968       10,812,695
   Cash ....................................................          825,873         1,299,882         3,221,157          354,831
   Foreign currencies, at value (b) ........................               --                --                --               --
   Unrealized appreciation on foreign currency contracts ...               --                --                --               --
   Receivables:
        Investments sold ...................................           29,464            58,615           118,947               --
        Fund shares sold ...................................          301,758           191,769           280,710               --
        Dividends, interest, and foreign tax reclaims ......           14,921             8,414           164,849           11,333
   Due from Advisor ........................................               --                --                --               --
   Organization costs ......................................            2,120                --             2,132            2,105
   Prepaid expenses and other assets .......................            5,995             2,079             5,482            1,017
                                                               --------------    --------------    --------------   --------------
           Total Assets ....................................       71,516,787        28,349,767       129,334,245       11,181,981
                                                               --------------    --------------    --------------   --------------

LIABILITIES:
   Payables:
      Investments purchased ................................               --           237,789           628,215            3,893
      Fund shares redeemed .................................          100,478                --            64,174           17,115
      Unrealized depreciation on foreign currency
         contracts .........................................               --                --                --               --
      Investment advisory fees - net .......................           63,079            26,958            99,241           33,633
      Service and distribution fees ........................            1,869                --                --               --
      Administration fees ..................................           15,085             5,921            26,310            4,815
      Due to custodian .....................................            6,984             3,358             5,271            1,575
      Trustees .............................................           18,704             2,716            18,127           15,152
      Accrued expenses and other payables ..................           41,552            27,813            37,244           25,614
                                                               --------------    --------------    --------------   --------------
           Total Liabilities ...............................          247,751           304,555           878,582          101,797
                                                               --------------    --------------    --------------   --------------
NET ASSETS .................................................   $   71,269,036    $   28,045,212    $  128,455,663   $   11,080,184
                                                               ==============    ==============    ==============   ==============

NET ASSETS CONSIST OF:
   Paid-in capital (no par value) ..........................   $  159,198,884    $   28,414,039    $  108,034,405   $    9,892,994
   Undistributed net investment income (loss) ..............               --              (180)        2,818,303               --
   Accumulated net realized gain (loss) on investments
      and foreign currency .................................      (93,801,732)        1,706,431         1,204,023          470,135
   Net unrealized appreciation (depreciation) on
      investments and foreign currency .....................        5,871,884        (2,075,078)       16,398,932          717,055
                                                               --------------    --------------    --------------   --------------
TOTAL NET ASSETS ...........................................   $   71,269,036    $   28,045,212    $  128,455,663   $   11,080,184
                                                               ==============    ==============    ==============   ==============

SHARES OF BENEFICIAL INTEREST
   Institutional Class:
   Net Assets ..............................................   $   64,968,177    $   28,045,212    $  128,455,663   $   11,080,184
   Shares of beneficial interest outstanding
      (unlimited shares authorized, no par value) ..........        5,320,961         1,609,759         8,379,523          793,430
                                                               --------------    --------------    --------------   --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
      PER SHARE ............................................   $        12.21    $        17.42    $        15.33   $        13.96
                                                               ==============    ==============    ==============   ==============
   Investor Class:
   Net Assets ..............................................   $    6,300,859               N/A               N/A              N/A
   Shares of beneficial interest outstanding (unlimited
      shares authorized, no par value) .....................          522,013               N/A               N/A              N/A
                                                               --------------    --------------    --------------   --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
      SHARE ................................................   $        12.07               N/A               N/A              N/A
                                                                ==============    ==============    ==============   ==============

----------

(a) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(b) Cost of foreign currencies for International Equity Fund is $16.


44 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                                                                                        Small Cap
                                                                   Small Cap         Mid Cap          Merger &           Growth
                                                                  Value Fund       Value Fund     Acquisition Fund         Fund
                                                                --------------   --------------   ----------------   --------------

ASSETS:
   Investments:
        Investments at cost .................................   $  123,205,810   $    5,721,092    $      220,110    $   52,788,444
        Net unrealized appreciation (depreciation) ..........        4,018,330           63,855           (13,829)      (13,738,310)
                                                                --------------   --------------    --------------    --------------
           Total investments at value .......................      127,224,140        5,784,947           206,281        39,050,134
   Cash .....................................................        6,694,391          351,330            38,829           901,507
   Foreign currencies, at value (b) .........................               --               --                --                --
   Unrealized appreciation on foreign currency contracts ....               --               --                --                --
   Receivables:
        Investments sold ....................................               --            2,313             8,340                --
        Fund shares sold ....................................          742,073               --                --           871,038
        Dividends, interest, and foreign tax reclaims .......           77,864            7,642               242               588
   Due from Advisor .........................................               --               --               370                --
   Organization costs .......................................            2,105            2,120                --                --
   Prepaid expenses and other assets ........................            5,852              361                12             3,111
                                                                --------------   --------------    --------------    --------------
           Total Assets .....................................      134,746,425        6,148,713           254,074        40,826,378
                                                                --------------   --------------    --------------    --------------

LIABILITIES:
   Payables:
      Investments purchased .................................               --               --            22,746           321,453
      Fund shares redeemed ..................................           50,628               --                --             5,732
      Unrealized depreciation on foreign currency
         contracts ..........................................               --               --                --                --
      Investment advisory fees - net ........................          105,912            2,272                --            33,354
      Service and distribution fees .........................            7,502               --                --                --
      Administration fees ...................................           27,871            1,288                43             8,283
      Due to custodian ......................................            3,857            1,070             1,350             7,094
      Trustees ..............................................           16,501            1,748                13             2,153
      Accrued expenses and other payables ...................           42,369           24,052            22,187            29,830
                                                                --------------   --------------    --------------    --------------
           Total Liabilities ................................          254,640           30,430            46,339           407,899
                                                                --------------   --------------    --------------    --------------
NET ASSETS ..................................................   $  134,491,785   $    6,118,283    $      207,735    $   40,418,479
                                                                ==============   ==============    ==============    ==============

NET ASSETS CONSIST OF:
   Paid-in capital (no par value) ...........................   $  130,201,871   $    6,119,464    $      213,900    $   60,190,563
   Undistributed net investment income (loss) ...............               --            8,865               786                --
   Accumulated net realized gain (loss) on investments
      and foreign currency ..................................          271,584          (73,901)            6,878        (6,033,774)
   Net unrealized appreciation (depreciation) on
      investments and foreign currency ......................        4,018,330           63,855           (13,829)      (13,738,310)
                                                                --------------   --------------    --------------    --------------
TOTAL NET ASSETS ............................................   $  134,491,785   $    6,118,283    $      207,735    $   40,418,479
                                                                ==============   ==============    ==============    ==============

SHARES OF BENEFICIAL INTEREST
   Institutional Class:
   Net Assets ...............................................   $  108,157,117   $    6,118,283    $      207,735    $   40,418,479
   Shares of beneficial interest outstanding
      (unlimited shares authorized, no par value) ...........        6,383,964          493,230            17,106         6,682,630
                                                                --------------   --------------    --------------    --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
      PER SHARE .............................................   $        16.94   $        12.40    $        12.14    $         6.05
                                                                ==============   ==============    ==============    ==============
   Investor Class:
   Net Assets ...............................................   $   26,334,668              N/A               N/A               N/A
   Shares of beneficial interest outstanding (unlimited
      shares authorized, no par value) ......................        1,574,705              N/A               N/A               N/A
                                                                --------------   --------------    --------------    --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
      SHARE .................................................   $        16.72              N/A               N/A               N/A
                                                                ==============   ==============    ==============    ==============


                                                                 International      International
                                                                   Small Cap           Equity
                                                                  Equity Fund           Fund
                                                                 --------------    --------------

ASSETS:
   Investments:
        Investments at cost ..................................   $   14,477,652    $      625,450
        Net unrealized appreciation (depreciation) ...........       (5,621,865)           21,016
                                                                 --------------    --------------
           Total investments at value ........................        8,855,787           646,466
   Cash ......................................................          555,785                --
   Foreign currencies, at value (b) ..........................               --                18
   Unrealized appreciation on foreign currency contracts .....               35                --
   Receivables:
        Investments sold .....................................           24,652            82,849
        Fund shares sold .....................................            4,980                --
        Dividends, interest, and foreign tax reclaims ........           23,548            11,884
   Due from Advisor ..........................................               --             3,084
   Organization costs ........................................               --                --
   Prepaid expenses and other assets .........................              620                99
                                                                 --------------    --------------
           Total Assets ......................................        9,465,407           744,400
                                                                 --------------    --------------

LIABILITIES:
   Payables:
      Investments purchased ..................................               --                --
      Fund shares redeemed ...................................           71,754                --
      Unrealized depreciation on foreign currency
         contracts ...........................................               --                24
      Investment advisory fees - net .........................           16,753                --
      Service and distribution fees ..........................               --                --
      Administration fees ....................................            2,003               246
      Due to custodian .......................................            1,046            73,520
      Trustees ...............................................            1,337               774
      Accrued expenses and other payables ....................           24,838            24,014
                                                                 --------------    --------------
           Total Liabilities .................................          117,731            98,578
                                                                 --------------    --------------
NET ASSETS ...................................................   $    9,347,676    $      645,822
                                                                 ==============    ==============

NET ASSETS CONSIST OF:
   Paid-in capital (no par value) ............................   $   19,494,056    $    4,086,388
   Undistributed net investment income (loss) ................          (12,531)            6,033
   Accumulated net realized gain (loss) on investments
      and foreign currency ...................................       (4,513,816)       (3,468,393)
   Net unrealized appreciation (depreciation) on
      investments and foreign currency .......................       (5,620,033)           21,794
                                                                 --------------    --------------
TOTAL NET ASSETS .............................................   $    9,347,676    $      645,822
                                                                 ==============    ==============

SHARES OF BENEFICIAL INTEREST
   Institutional Class:
   Net Assets ................................................   $    9,347,676    $      645,822
   Shares of beneficial interest outstanding
      (unlimited shares authorized, no par value) ............        1,055,472            77,457
                                                                 --------------    --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
      PER SHARE ..............................................   $         8.86    $         8.34
                                                                 ==============    ==============
   Investor Class:
   Net Assets ................................................              N/A               N/A
   Shares of beneficial interest outstanding (unlimited
      shares authorized, no par value) .......................              N/A               N/A
                                                                 --------------    --------------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
      SHARE ..................................................              N/A               N/A
                                                                 ==============    ==============


----------

(a) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(b) Cost of foreign currencies for International Equity Fund is $16.


                                                  UNDISCOVERED MANAGERS FUNDS 45
                        See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the year ended August 31, 2002

                                                                 Behavioral        Behavioral           REIT          Special Small
                                                                Growth Fund        Value Fund          Fund(a)          Cap Fund
                                                               --------------    --------------    --------------    --------------

INVESTMENT INCOME:
   Dividends ...............................................   $      124,814    $      184,980    $    4,879,210    $      160,632
   Foreign taxes withheld on dividend income ...............               --              (393)               --              (358)
   Interest ................................................            9,597             8,806            21,109             3,846
                                                               --------------    --------------    --------------    --------------
   Total investment income .................................          134,411           193,393         4,900,319           164,120
                                                               --------------    --------------    --------------    --------------

EXPENSES:
   Investment advisory fees ................................          895,331           363,076         1,071,562           244,568
   Administration fees .....................................          235,613            86,447           255,134            37,056
   Custodian fees ..........................................           43,500            21,000            27,800             9,100
   Professional fees .......................................           65,485            38,885            65,271            31,085
   Transfer agent fees .....................................           80,000            35,000            56,800            29,000
   Trustees' fees ..........................................            7,500             2,700             7,800             1,250
   Reports to shareholders .................................           12,500             3,700             6,575             1,750
   Amortization of organization costs ......................            6,392                --             6,380             6,407
   Offering costs ..........................................           23,800            11,700            15,190            13,000
   Service and distribution fees - Investor Class ..........           26,360                --               141                --
   Other ...................................................           30,919             6,221            15,907             3,376
                                                               --------------    --------------    --------------    --------------
      Total expenses before waiver/reimbursement ...........        1,427,400           568,729         1,528,560           376,592
      Less: Waiver/reimbursement ...........................         (175,851)          (84,628)          (99,670)          (49,263)
                                                               --------------    --------------    --------------    --------------
      Total expenses net of waiver/reimbursement ...........        1,251,549           484,101         1,428,890           327,329
                                                               --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS) ...............................       (1,117,138)         (290,708)        3,471,429          (163,209)
                                                               --------------    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments sold .....................................      (11,653,321)        1,828,661         1,741,676           615,049
      In-kind transactions .................................               --                --                --           975,237
      Foreign currency related transactions ................               --                --                --                --
   Net change in unrealized appreciation (depreciation)
      on:
      Investments ..........................................         (784,369)       (7,593,672)        4,093,450        (2,264,534)
      Foreign currency related transactions ................               --                --                --                --
                                                               --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS .............................................      (12,437,690)       (5,765,011)        5,835,126          (674,248)
                                                               --------------    --------------    --------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ..................................   $  (13,554,828)   $   (6,055,719)   $    9,306,555    $     (837,457)
                                                               ==============    ==============    ==============    ==============

----------

(a) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(b) Includes interest expense of $1,125.


46 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                               Small Cap          Mid Cap            Merger &        Small Cap
                                                                 Value             Value           Acquisition        Growth
                                                                  Fund              Fund              Fund             Fund
                                                             --------------    --------------    --------------    --------------

INVESTMENT INCOME:
   Dividends .............................................   $      993,808    $       81,702    $        3,389    $       16,771
   Foreign taxes withheld on dividend income .............               --                --               (10)               --
   Interest ..............................................           74,476             5,220               282             8,484
                                                             --------------    --------------    --------------    --------------
   Total investment income ...............................        1,068,284            86,922             3,661            25,255
                                                             --------------    --------------    --------------    --------------

EXPENSES:
   Investment advisory fees ..............................        1,185,721            59,675             2,033           421,030
   Administration fees ...................................          282,314            15,704               535           110,797
   Custodian fees ........................................           23,200             6,500             8,100            43,000
   Professional fees .....................................           69,785            26,685            24,185            42,985
   Transfer agent fees ...................................           82,200            26,000            11,900            39,000
   Trustees' fees ........................................            8,500               490                16             3,300
   Reports to shareholders ...............................            9,000               500                20             4,300
   Amortization of organization costs ....................            6,408             6,392                --                --
   Offering costs ........................................           24,916            13,883               101            10,202
   Service and distribution fees - Investor Class ........           69,984                --                --                --
   Other .................................................           17,332             1,057                54             6,319
                                                             --------------    --------------    --------------    --------------
      Total expenses before waiver/reimbursement .........        1,779,360           156,886            46,944           680,933
      Less: Waiver/reimbursement .........................         (128,415)          (75,225)          (44,162)         (149,106)
                                                             --------------    --------------    --------------    --------------
      Total expenses net of waiver/reimbursement .........        1,650,945            81,661             2,782           531,827
                                                             --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS) .............................         (582,661)            5,261               879          (506,572)
                                                             --------------    --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments sold ...................................        1,522,997           (18,468)            6,786        (4,875,569)
      In-kind transactions ...............................               --                --                --                --
      Foreign currency related transactions ..............               --                --                --                --
   Net change in unrealized appreciation
    (depreciation) on:
      Investments ........................................       (5,989,506)         (211,448)          (14,868)      (10,617,240)
      Foreign currency related transactions ..............               --                --                --                --
                                                             --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS ...........................................       (4,466,509)         (229,916)           (8,082)      (15,492,809)
                                                             --------------    --------------    --------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ................................   $   (5,049,170)   $     (224,655)   $       (7,203)   $  (15,999,381)
                                                             ==============    ==============    ==============    ==============
                                                              International
                                                                Small Cap       International
                                                                  Equity            Equity
                                                                   Fund              Fund
                                                             --------------    --------------

INVESTMENT INCOME:
   Dividends .............................................   $      123,155    $      108,385
   Foreign taxes withheld on dividend income .............          (17,668)           (5,079)
   Interest ..............................................            2,561               499
                                                             --------------    --------------
   Total investment income ...............................          108,048           103,805
                                                             --------------    --------------

EXPENSES:
   Investment advisory fees ..............................          121,628            17,084
   Administration fees ...................................           26,441             4,496
   Custodian fees ........................................           10,100            45,900
   Professional fees .....................................           28,585            24,985
   Transfer agent fees ...................................           24,500            22,411
   Trustees' fees ........................................              850               150
   Reports to shareholders ...............................            1,100               600
   Amortization of organization costs ....................               --                --
   Offering costs ........................................           11,337            10,820
   Service and distribution fees - Investor Class ........               --                --
   Other .................................................            2,778             2,156(b)
                                                             --------------    --------------
      Total expenses before waiver/reimbursement .........          227,319           128,602
      Less: Waiver/reimbursement .........................          (58,097)         (101,401)
                                                             --------------    --------------
      Total expenses net of waiver/reimbursement .........          169,222            27,201
                                                             --------------    --------------
NET INVESTMENT INCOME (LOSS) .............................          (61,174)           76,604
                                                             --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments sold ...................................       (1,470,793)       (1,382,936)
      In-kind transactions ...............................               --                --
      Foreign currency related transactions ..............           (9,461)           21,006
   Net change in unrealized appreciation
    (depreciation) on:
      Investments ........................................       (1,881,380)          757,965
      Foreign currency related transactions ..............            1,242               471
                                                             --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS ...........................................       (3,360,392)         (603,494)
                                                             --------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ................................   $   (3,421,566)   $     (526,890)
                                                             ==============    ==============

----------

(a) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(b) Includes interest expense of $1,125.


                                                  UNDISCOVERED MANAGERS FUNDS 47
                        See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                  Behavioral Growth Fund(a)           Behavioral Value Fund
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                             August 31, 2002   August 31, 2001   August 31, 2002   August 31, 2001
                                                             ---------------   ---------------   ---------------   ---------------

NET ASSETS AT BEGINNING OF PERIOD .........................   $  114,308,271    $  285,024,593    $   34,828,193    $   21,014,915
                                                              --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:
    Net investment income (loss) ..........................       (1,117,138)       (2,003,322)         (290,708)         (187,928)
    Net realized gain (loss) on investments, in-kind
       transactions and foreign currency transactions .....      (11,653,321)      (81,263,302)        1,828,661           733,841
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currency transactions ...         (784,369)      (51,603,485)       (7,593,672)        1,847,541
                                                              --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets resulting from
       operations .........................................      (13,554,828)     (134,870,109)       (6,055,719)        2,393,454
                                                              --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Institutional Class Shares:
       Net investment income ..............................               --                --                --                --
       Net realized gains .................................               --        (9,041,940)         (473,038)           (3,795)
    Investor Class Shares:
       Net investment income ..............................               --                --                --                --
       Net realized gains .................................               --          (701,639)               --                --
    C Class Shares:
       Net investment income ..............................               --                --                --                --
       Net realized gains .................................               --           (89,243)               --                --
                                                              --------------    --------------    --------------    --------------
    Total distributions to shareholders ...................               --        (9,832,822)         (473,038)           (3,795)
                                                              --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
    Institutional Class Shares:
       Proceeds from Shares issued ........................       25,559,728        76,606,559        14,718,555        14,933,474
       Issued to shareholders in reinvestment of
          distribution ....................................               --         8,812,603           437,078             3,397
       Cost of Shares redeemed ............................      (54,522,814)     (109,026,183)      (15,409,857)       (3,513,252)
                                                              --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Institutional Class Share transactions ..........      (28,963,086)      (23,607,021)         (254,224)       11,423,619
                                                              --------------    --------------    --------------    --------------
    Investor Class Shares:
       Proceeds from Shares issued ........................        2,217,444         3,120,865               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................               --           701,548               N/A               N/A
       Cost of Shares redeemed ............................       (2,738,765)       (4,873,772)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Investor Class Share transactions ...............         (521,321)       (1,051,359)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
    C Class Shares:
       Proceeds from Shares issued ........................              N/A           405,125               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................              N/A            79,481               N/A               N/A
       Cost of Shares redeemed ............................              N/A        (1,839,617)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
       Decrease in net assets derived from C Class Share
          transactions ....................................              N/A        (1,355,011)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
Increase (decrease) in net assets derived from
    capital share transactions ............................      (29,484,407)      (26,013,391)         (254,224)       11,423,619
                                                              --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................      (43,039,235)     (170,716,322)       (6,782,981)       13,813,278
                                                              --------------    --------------    --------------    --------------
NET ASSETS AT END OF PERIOD ...............................   $   71,269,036    $  114,308,271    $   28,045,212    $   34,828,193
                                                              ==============    ==============    ==============    ==============
Undistributed net investment income (loss) ................   $           --    $           --    $         (180)   $         (311)
                                                              --------------    --------------    --------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Institutional Class Shares:
       Sold ...............................................        1,805,218         4,031,736           726,176           764,012
       Issued to shareholders in reinvestment of
          distribution ....................................               --           451,465            21,691               193
       Redeemed ...........................................       (3,824,650)       (5,802,364)         (792,258)         (177,767)
                                                              --------------    --------------    --------------    --------------
          Total Institutional Class transactions ..........       (2,019,432)       (1,319,163)          (44,391)          586,438
                                                              --------------    --------------    --------------    --------------
    Investor Class Shares:
       Sold ...............................................          153,765           167,586               N/A               N/A
       Issued to shareholders in reinvestment of
          distributions ...................................               --            36,218               N/A               N/A
       Redeemed ...........................................         (198,433)         (268,608)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
          Total Investor Class transactions ...............          (44,668)          (64,804)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
    C Class Shares:
       Sold ...............................................              N/A            19,821               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................              N/A             4,146               N/A               N/A
       Redeemed ...........................................              N/A          (113,376)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
          Total C Class transactions ......................              N/A           (89,409)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
Net increase (decrease) in capital shares .................       (2,064,100)       (1,473,376)          (44,391)          586,438
                                                              ==============    ==============    ==============    ==============

----------

(a) On March 15, 2001 the Fund ceased offering C Class shares and all remaining C Class Shares were redeemed.

(b) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(c) The Fund commenced investment operations on October 2, 2000.

(d) On September 21, 2001, the Fund ceased offering Investor Class shares and all remaining Investor Class Shares were redeemed.


48 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                                      REIT Fund(a,d)                  Special Small Cap Fund
                                                                Year Ended        Year Ended        Year Ended        Year Ended
                                                             August 31, 2002   August 31, 2001   August 31, 2002   August 31, 2001
                                                             ---------------   ---------------   ---------------   ---------------

NET ASSETS AT BEGINNING OF PERIOD .........................   $   80,113,299    $   45,321,351    $   21,300,333    $   19,268,458
                                                              --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:
    Net investment income (loss) ..........................        3,471,429         2,463,929          (163,209)         (138,643)
    Net realized gain (loss) on investments, in-kind
       transactions and foreign currency transactions .....        1,741,676         1,871,806         1,590,286           504,915
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currency transactions ...        4,093,450         7,214,647        (2,264,534)        2,502,314
                                                              --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets resulting from
       operations .........................................        9,306,555        11,550,382          (837,457)        2,868,586
                                                              --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Institutional Class Shares:
       Net investment income ..............................       (2,302,185)       (1,634,024)               --           (79,583)
       Net realized gains .................................         (418,911)               --          (559,387)       (1,103,327)
    Investor Class Shares:
       Net investment income ..............................               --           (11,896)               --                --
       Net realized gains .................................               --                --                --                --
    C Class Shares:
       Net investment income ..............................               --           (12,123)               --                --
       Net realized gains .................................               --                --                --                --
                                                              --------------    --------------    --------------    --------------
    Total distributions to shareholders ...................       (2,721,096)       (1,658,043)         (559,387)       (1,182,910)
                                                              --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
    Institutional Class Shares:
       Proceeds from Shares issued ........................       74,360,431        36,370,997         4,876,699         1,345,646
       Issued to shareholders in reinvestment of
          distribution ....................................        2,718,352         1,627,083           556,139         1,179,517
       Cost of Shares redeemed ............................      (34,721,902)      (12,883,422)      (14,256,143)       (2,178,964)
                                                              --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Institutional Class Share transactions ..........       42,356,881        25,114,658        (8,823,305)          346,199
                                                              --------------    --------------    --------------    --------------
    Investor Class Shares:
       Proceeds from Shares issued ........................              272           265,092               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................               --            10,763               N/A               N/A
       Cost of Shares redeemed ............................         (600,248)          (97,244)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Investor Class Share transactions ...............         (599,976)          178,611               N/A               N/A
                                                              --------------    --------------    --------------    --------------
    C Class Shares:
       Proceeds from Shares issued ........................              N/A           118,379               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................              N/A             6,884               N/A               N/A
       Cost of Shares redeemed ............................              N/A          (518,923)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
       Decrease in net assets derived from C Class
          Share transactions ..............................              N/A          (393,660)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
Increase (decrease) in net assets derived from
    capital share transactions ............................       41,756,905        24,899,609        (8,823,305)          346,199
                                                              --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................       48,342,364        34,791,948       (10,220,149)        2,031,875
                                                              --------------    --------------    --------------    --------------
NET ASSETS AT END OF PERIOD ...............................   $  128,455,663    $   80,113,299    $   11,080,184    $   21,300,333
                                                              ==============    ==============    ==============    ==============
Undistributed net investment income (loss) ................   $    2,818,303    $    1,644,415    $           --    $           --
                                                              --------------    --------------    --------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Institutional Class Shares:
       Sold ...............................................        5,075,275         2,760,638           306,795            93,670
       Issued to shareholders in reinvestment of
          distribution ....................................          192,928           125,160            37,858            91,365
       Redeemed ...........................................       (2,367,620)         (978,789)         (950,512)         (153,664)
                                                              --------------    --------------    --------------    --------------
          Total Institutional Class transactions ..........        2,900,583         1,907,009          (605,859)           31,371
                                                              --------------    --------------    --------------    --------------
    Investor Class Shares:
       Sold ...............................................               20            20,120               N/A               N/A
       Issued to shareholders in reinvestment of
          distributions ...................................               --               829               N/A               N/A
       Redeemed ...........................................          (45,156)           (7,047)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
          Total Investor Class transactions ...............          (45,136)           13,902               N/A               N/A
                                                              --------------    --------------    --------------    --------------
    C Class Shares:
       Sold ...............................................              N/A             9,381               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................              N/A               533               N/A               N/A
       Redeemed ...........................................              N/A           (40,289)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
          Total C Class transactions ......................              N/A           (30,375)              N/A               N/A
                                                              --------------    --------------    --------------    --------------
Net increase (decrease) in capital shares .................        2,855,447         1,890,536          (605,859)           31,371
                                                              ==============    ==============    ==============    ==============


                                                                 Small Cap Value Fund(a)              Mid Cap Value Fund(b)
                                                               Year Ended        Year Ended        Year Ended        Year Ended
                                                            August 31, 2002   August 31, 2001   August 31, 2002   August 31, 2001
                                                            ---------------   ---------------   ---------------   ---------------

NET ASSETS AT BEGINNING OF PERIOD .........................  $   82,139,238    $   34,769,672    $    6,002,925    $    5,405,170
                                                             --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:
    Net investment income (loss) ..........................        (582,661)          (48,282)            5,261            37,534
    Net realized gain (loss) on investments, in-kind
       transactions and foreign currency transactions .....       1,522,997         3,347,350           (18,468)          223,480
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currency transactions ...      (5,989,506)        8,636,712          (211,448)          320,721
                                                             --------------    --------------    --------------    --------------
    Net increase (decrease) in net assets resulting from
       operations .........................................      (5,049,170)       11,935,780          (224,655)          581,735
                                                             --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Institutional Class Shares:
       Net investment income ..............................              --                --           (42,161)          (29,035)
       Net realized gains .................................      (2,116,866)       (1,741,711)         (181,372)         (185,320)
    Investor Class Shares:
       Net investment income ..............................              --                --                --                --
       Net realized gains .................................        (514,924)         (285,404)               --              (524)
    C Class Shares:
       Net investment income ..............................              --                --                --                --
       Net realized gains .................................              --           (39,402)               --                --
                                                             --------------    --------------    --------------    --------------
    Total distributions to shareholders ...................      (2,631,790)       (2,066,517)         (223,533)         (214,879)
                                                             --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
    Institutional Class Shares:
       Proceeds from Shares issued ........................      62,789,130        42,026,820           518,575           253,763
       Issued to shareholders in reinvestment of
          distribution ....................................       1,928,890         1,704,750           217,818           213,868
       Cost of Shares redeemed ............................     (23,409,736)       (8,324,599)         (172,847)         (210,682)
                                                             --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Institutional Class Share transactions ..........      41,308,284        35,406,971           563,546           256,949
                                                             --------------    --------------    --------------    --------------
    Investor Class Shares:
       Proceeds from Shares issued ........................      23,784,434         2,658,745               N/A                --
       Issued to shareholders in reinvestment of
          distribution ....................................         513,873           285,404               N/A               524
       Cost of Shares redeemed ............................      (5,573,084)         (382,868)              N/A           (26,574)
                                                             --------------    --------------    --------------    --------------
       Increase (decrease) in net assets derived from
          Investor Class Share transactions ...............      18,725,223         2,561,281               N/A           (26,050)
                                                             --------------    --------------    --------------    --------------
    C Class Shares:
       Proceeds from Shares issued ........................             N/A           460,944               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................             N/A            36,550               N/A               N/A
       Cost of Shares redeemed ............................             N/A          (965,443)              N/A               N/A
                                                             --------------    --------------    --------------    --------------
       Decrease in net assets derived from C Class
          Share transactions ..............................             N/A          (467,949)              N/A               N/A
                                                             --------------    --------------    --------------    --------------
Increase (decrease) in net assets derived from
    capital share transactions ............................      60,033,507        37,500,303           563,546           230,899
                                                             --------------    --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................      52,352,547        47,369,566           115,358           597,755
                                                             --------------    --------------    --------------    --------------
NET ASSETS AT END OF PERIOD ...............................  $  134,491,785    $   82,139,238    $    6,118,283    $    6,002,925
                                                             ==============    ==============    ==============    ==============
Undistributed net investment income (loss) ................  $           --    $           --    $        8,865    $       42,146
                                                             --------------    --------------    --------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Institutional Class Shares:
       Sold ...............................................       3,457,982         2,582,598            39,767            19,973
       Issued to shareholders in reinvestment of
          distribution ....................................         111,884           117,895            16,615            18,232
       Redeemed ...........................................      (1,329,391)         (506,117)          (14,682)          (17,172)
                                                             --------------    --------------    --------------    --------------
          Total Institutional Class transactions ..........       2,240,475         2,194,376            41,700            21,033
                                                             --------------    --------------    --------------    --------------
    Investor Class Shares:
       Sold ...............................................       1,345,168           166,179               N/A                --
       Issued to shareholders in reinvestment of
          distributions ...................................          30,121            19,861               N/A                44
       Redeemed ...........................................        (310,056)          (24,428)              N/A            (2,005)
                                                             --------------    --------------    --------------    --------------
          Total Investor Class transactions ...............       1,065,233           161,612               N/A            (1,961)
                                                             --------------    --------------    --------------    --------------
    C Class Shares:
       Sold ...............................................             N/A            30,748               N/A               N/A
       Issued to shareholders in reinvestment of
          distribution ....................................             N/A             2,568               N/A               N/A
       Redeemed ...........................................             N/A           (61,755)              N/A               N/A
                                                             --------------    --------------    --------------    --------------
          Total C Class transactions ......................             N/A           (28,439)              N/A               N/A
                                                             --------------    --------------    --------------    --------------
Net increase (decrease) in capital shares .................       3,305,708         2,327,549            41,700            19,072
                                                             ==============    ==============    ==============    ==============

----------

(a) On March 15, 2001 the Fund ceased offering C Class shares and all remaining C Class Shares were redeemed.

(b) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(c) The Fund commenced investment operations on October 2, 2000.

(d) On September 21, 2001, the Fund ceased offering Investor Class shares and all remaining Investor Class Shares were redeemed.


                                                  UNDISCOVERED MANAGERS FUNDS 49
                        See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                            Merger & Acquisition Fund(c)        Small Cap Growth Fund(c)
                                                            Year Ended      Period Ended      Year Ended       Period Ended
                                                          August 31, 2002  August 31, 2001  August 31, 2002   August 31, 2001
                                                          ---------------  ---------------  ---------------   ---------------

NET ASSETS at beginning of period ......................   $      214,937   $           --   $   40,391,474    $           --
                                                           --------------   --------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income (loss) ........................              879            1,179         (506,572)         (173,120)
   Net realized gain (loss) on investments
      and foreign currency transactions ................            6,786           12,719       (4,875,569)         (829,380)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currency transactions ....................          (14,868)           1,039      (10,617,240)       (3,121,070)
                                                           --------------   --------------   --------------    --------------
   Net increase (decrease) in net assets resulting
      from operations ..................................           (7,203)          14,937      (15,999,381)       (4,123,570)
                                                           --------------   --------------   --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Institutional Class Shares:
      Net investment income ............................             (705)            (474)              --                --
      Net realized gains ...............................          (12,720)              --         (155,770)               --
   Investor Class Shares:
      Net investment income ............................               --               --               --                --
      Net realized gains ...............................               --               --               --                --
   C Class Shares:
      Net investment income ............................               --               --               --                --
      Net realized gains ...............................               --               --               --                --
                                                           --------------   --------------   --------------    --------------
   Total distributions to shareholders .................          (13,425)            (474)        (155,770)               --
                                                           --------------   --------------   --------------    --------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
      Proceeds from Shares issued ......................               --          200,000       23,273,102        45,415,979
      Issued to shareholders in reinvestment of
         distributions .................................           13,426              474          155,558                --
      Cost of Shares redeemed ..........................               --               --       (7,246,504)         (900,935)
                                                           --------------   --------------   --------------    --------------
      Increase (decrease) in net assets derived from
         Institutional Class Share transactions ........           13,426          200,474       16,182,156        44,515,044
                                                           --------------   --------------   --------------    --------------
   Investor Class Shares:
      Proceeds from Shares issued ......................              N/A              N/A              N/A               N/A
      Issued to shareholders in reinvestment of
         distributions .................................              N/A              N/A              N/A               N/A
      Cost of Shares redeemed ..........................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
      Increase (decrease) in net assets derived from
         Investor Class Share transactions .............              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
   C Class Shares:
      Proceeds from Shares issued ......................              N/A              N/A              N/A               N/A
      Issued to shareholders in reinvestment of
         distributions .................................              N/A              N/A              N/A               N/A
      Cost of Shares redeemed ..........................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
      Decrease in net assets derived from C Class
         Share transactions ............................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
Increase (decrease) in net assets derived from
   capital share transactions ..........................           13,426          200,474       16,182,156        44,515,044
                                                           --------------   --------------   --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................           (7,202)         214,937           27,005        40,391,474
                                                           --------------   --------------   --------------    --------------
NET ASSETS AT END OF PERIOD ............................   $      207,735   $      214,937   $   40,418,479    $   40,391,474
                                                           ==============   ==============   ==============    ==============
Undistributed net investment income (loss) .............   $          786   $          705   $           --    $           --
                                                           --------------   --------------   --------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Institutional Class Shares:
      Sold .............................................               --           16,000        2,840,978         4,793,178
      Issued to shareholders in reinvestment of
         distributions .................................            1,068               38           16,103                --
      Redeemed .........................................               --               --         (864,217)         (103,412)
                                                           --------------   --------------   --------------    --------------
         Total Institutional Class transactions ........            1,068           16,038        1,992,864         4,689,766
                                                           --------------   --------------   --------------    --------------
   Investor Class Shares:
      Sold .............................................              N/A              N/A              N/A               N/A
      Issued to shareholders in reinvestment of
         distributions .................................              N/A              N/A              N/A               N/A
      Redeemed .........................................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
         Total Investor Class transactions .............              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
   C Class Shares:
      Sold .............................................              N/A              N/A              N/A               N/A
      Issued to shareholders in reinvestment of
         distributions .................................              N/A              N/A              N/A               N/A
      Redeemed .........................................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
         Total C Class transactions ....................              N/A              N/A              N/A               N/A
                                                           --------------   --------------   --------------    --------------
Net increase (decrease) in capital shares ..............            1,068           16,038        1,992,864         4,689,766
                                                           ==============   ==============   ==============    ==============

----------

(a) On March 15, 2001 the Fund ceased offering C Class shares and all remaining C Class shares were redeemed.

(b) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(c) The Fund commenced investment operations on October 2, 2000.

(d) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.


50 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                                       International
                                                                   Small Cap Equity Fund           International Equity Fund(a)
                                                                Year Ended      Year Ended        Year ended        Year ended
                                                             August 31, 2002  August 31, 2001   August 31, 2002   August 31, 2001
                                                             ---------------  ---------------   ---------------   ---------------

NET ASSETS at beginning of period .........................   $   12,179,182   $   20,977,182    $    6,036,259    $   16,548,536
                                                              --------------   --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS:
   Net investment income (loss) ...........................          (61,174)          (2,215)           76,604             9,010
   Net realized gain (loss) on investments and
      foreign currency transactions .......................       (1,480,254)      (2,990,486)       (1,361,930)       (2,098,958)
   Net change in unrealized appreciation (depreciation)
      on investments and foreign currency transactions ....       (1,880,138)      (6,943,492)          758,436        (1,568,109)
                                                              --------------   --------------    --------------    --------------
   Net increase (decrease) in net assets resulting
      from operations .....................................       (3,421,566)      (9,936,193)         (526,890)       (3,658,057)
                                                              --------------   --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Institutional Class Shares:
      Net investment income ...............................               --               --           (48,507)               --
      Net realized gains ..................................               --         (846,932)               --          (719,726)
   Investor Class Shares:
      Net investment income ...............................               --               --                --                --
      Net realized gains ..................................               --               --                --                --
   C Class Shares:
      Net investment income ...............................               --               --                --                --
      Net realized gains ..................................               --               --                --            (8,731)
                                                              --------------   --------------    --------------    --------------
   Total distributions to shareholders ....................               --         (846,932)          (48,507)         (728,457)
                                                              --------------   --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
      Proceeds from Shares issued .........................        3,913,589        7,199,470         3,138,326        14,182,349
      Issued to shareholders in reinvestment of
         distributions ....................................               --          844,363            48,429           717,214
      Cost of Shares redeemed .............................       (3,323,529)      (6,058,708)       (8,001,795)      (20,941,396)
                                                              --------------   --------------    --------------    --------------
      Increase (decrease) in net assets derived from
         Institutional Class Share transactions ...........          590,060        1,985,125        (4,815,040)       (6,041,833)
                                                              --------------   --------------    --------------    --------------
   Investor Class Shares:
      Proceeds from Shares issued .........................              N/A              N/A               N/A               N/A
      Issued to shareholders in reinvestment of
         distributions ....................................              N/A              N/A               N/A               N/A
      Cost of Shares redeemed .............................              N/A              N/A               N/A               N/A
                                                              --------------   --------------    --------------    --------------
      Increase (decrease) in net assets derived from
         Investor Class Share transactions ................              N/A              N/A               N/A               N/A
                                                              --------------   --------------    --------------    --------------
   C Class Shares:
      Proceeds from Shares issued .........................              N/A              N/A               N/A             1,250
      Issued to shareholders in reinvestment of
         distributions ....................................              N/A              N/A               N/A             8,731
      Cost of Shares redeemed .............................              N/A              N/A               N/A           (93,911)
                                                              --------------   --------------    --------------    --------------
      Decrease in net assets derived from C Class
         Share transactions ...............................              N/A              N/A               N/A           (83,930)
                                                              --------------   --------------    --------------    --------------
Increase (decrease) in net assets derived from
      capital share transactions ..........................          590,060        1,985,125        (4,815,040)       (6,125,763)
                                                              --------------   --------------    --------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................       (2,831,506)      (8,798,000)       (5,390,437)      (10,512,277)
                                                              --------------   --------------    --------------    --------------
NET ASSETS AT END OF PERIOD ...............................   $    9,347,676   $   12,179,182    $      645,822    $    6,036,259
                                                              ==============   ==============    ==============    ==============
Undistributed net investment income (loss) ................   $      (12,531)  $       (5,702)   $        6,033    $      (18,053)
                                                              --------------   --------------    --------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Institutional Class Shares:
      Sold ................................................          375,279          443,062           320,337         1,048,682
      Issued to shareholders in reinvestment of
         distributions ....................................               --           51,549             4,569            48,757
      Redeemed ............................................         (319,397)        (389,218)         (780,543)       (1,483,520)
                                                              --------------   --------------    --------------    --------------
         Total Institutional Class transactions ...........           55,882          105,393          (455,637)         (386,081)
                                                              --------------   --------------    --------------    --------------
   Investor Class Shares:
      Sold ................................................              N/A              N/A               N/A               N/A
      Issued to shareholders in reinvestment of
         distributions ....................................              N/A              N/A               N/A               N/A
      Redeemed ............................................              N/A              N/A               N/A               N/A
                                                              --------------   --------------    --------------    --------------
         Total Investor Class transactions ................              N/A              N/A               N/A               N/A
                                                              --------------   --------------    --------------    --------------
   C Class Shares:
      Sold ................................................              N/A              N/A               N/A                78
      Issued to shareholders in reinvestment of
         distributions ....................................              N/A              N/A               N/A               601
      Redeemed ............................................              N/A              N/A               N/A            (7,530)
                                                              --------------   --------------    --------------    --------------
         Total C Class transactions .......................              N/A              N/A               N/A            (6,851)
                                                              --------------   --------------    --------------    --------------
Net increase (decrease) in capital shares .................           55,882          105,393          (455,637)         (392,932)
                                                              ==============   ==============    ==============    ==============

----------

(a) On March 15, 2001 the Fund ceased offering C Class shares and all remaining C Class shares were redeemed.

(b) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(c) The Fund commenced investment operations on October 2, 2000.

(d) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.


                                                  UNDISCOVERED MANAGERS FUNDS 51
                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

                                                                         BEHAVIORAL GROWTH FUND(C)
                                        -----------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL CLASS(1)
                                        -----------------------------------------------------------------------------------------
                                           YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                        AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000    AUGUST 31, 1999   AUGUST 31, 1998
                                        ---------------   ---------------    ---------------    ---------------   ---------------

NET ASSET VALUE, BEGINNING OF PERIOD ..  $        14.47    $        30.40     $        21.38     $        11.86    $        12.50
                                         --------------    --------------     --------------     --------------    --------------
Income from Investment Operations:
   Net investment income (loss) .......           (0.16)            (0.22)             (0.28)             (0.13)            (0.02)
   Net realized and unrealized gain
      (loss) on investments ...........           (2.10)           (14.57)              9.30               9.65             (0.62)
                                         --------------    --------------     --------------     --------------    --------------
   Total Income (Loss) from Investment
      Operations ......................           (2.26)           (14.79)              9.02               9.52             (0.64)
                                         --------------    --------------     --------------     --------------    --------------
Less Distributions:
   Dividends from net investment
      income ..........................            0.00              0.00               0.00               0.00              0.00
   Distributions from realized
      gains ...........................            0.00             (1.14)              0.00               0.00              0.00
                                         --------------    --------------     --------------     --------------    --------------
   Total Distributions ................            0.00             (1.14)              0.00               0.00              0.00
                                         --------------    --------------     --------------     --------------    --------------
Net increase (decrease) in net
   asset value ........................           (2.26)           (15.93)              9.02               9.52             (0.64)
                                         --------------    --------------     --------------     --------------    --------------
NET ASSET VALUE, END OF PERIOD ........  $        12.21    $        14.47     $        30.40     $        21.38    $        11.86
                                         ==============    ==============     ==============     ==============    ==============
TOTAL RETURN** ........................          (15.62)%          (49.63)%            42.19%             80.27%            (5.12)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...  $       64,968    $      106,195     $      263,268     $       94,075    $        5,254
Ratios to average net assets (+):
   Net investment income (loss)
      including reimbursement .........           (1.16)%           (1.16)%            (0.97)%            (0.72)%           (0.35)%*
   Operating expenses including
      reimbursement ...................            1.30%             1.30%              1.30%              1.30%             1.30%*
Portfolio turnover rate** .............              94%               97%                90%                72%               67%
   + The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
     Had such actions not been taken, the ratios would have been as follows:
     Net investment income (loss) ....            (1.35)%           (1.29)%            (1.11)%            (1.26)%           (5.08)%*
     Operating expenses ..............             1.49%             1.43%              1.44%              1.84%             6.03%*

----------

 *  Annualized

**  For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2) The Fund commenced investment operations on December 28, 1998.

(3) The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7) The Fund's Investor Class commenced investment operations on July 31, 1998.

(A) Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


52 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                                         BEHAVIORAL GROWTH FUND(C)
                                        -----------------------------------------------------------------------------------------
                                                                            INVESTOR CLASS(7)
                                        -----------------------------------------------------------------------------------------
                                           YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                        AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000    AUGUST 31, 1999   AUGUST 31, 1998
                                        ---------------   ---------------    ---------------    ---------------   ---------------

NET ASSET VALUE, BEGINNING OF PERIOD ...  $        14.32    $        30.21    $        21.31    $        11.85    $        14.74
                                          --------------    --------------    --------------    --------------    --------------
Income from Investment Operations:
   Net investment income (loss) ........           (0.21)            (0.28)            (0.38)            (0.20)             0.00(A)
   Net realized and unrealized gain
      (loss) on investments ............           (2.04)           (14.47)             9.28              9.66             (2.89)
                                          --------------    --------------    --------------    --------------    --------------
   Total Income (Loss) from
      Investment Operations ............           (2.25)           (14.75)             8.90              9.46             (2.89)
                                          --------------    --------------    --------------    --------------    --------------
Less Distributions:
    Dividends from net investment
       income ..........................            0.00              0.00              0.00              0.00              0.00
    Distributions from realized gains ..            0.00             (1.14)             0.00              0.00              0.00
                                          --------------    --------------    --------------    --------------    --------------
    Total Distributions ................            0.00             (1.14)             0.00              0.00              0.00
                                          --------------    --------------    --------------    --------------    --------------
Net increase (decrease) in net asset
   value ...............................           (2.25)           (15.89)             8.90              9.46             (2.89)
                                          --------------    --------------    --------------    --------------    --------------
NET ASSET VALUE, END OF PERIOD .........  $        12.07    $        14.32    $        30.21    $        21.31    $        11.85
                                          ==============    ==============    ==============    ==============    ==============
TOTAL RETURN** .........................          (15.71)%          (49.82)%           41.76%            79.83%           (19.61)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ....  $        6,301    $        8,114    $       19,077    $        4,590    $           40
Ratios to average net assets (+):
   Net investment income (loss)
      including reimbursement ..........           (1.51)%           (1.51)%           (1.32)%           (1.09)%           (0.35)%*
   Operating expenses including
      reimbursement ....................            1.65%             1.65%             1.65%             1.65%             1.30%*
Portfolio turnover rate** ..............              94%               97%               90%               72%               67%
   +  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:
      Net investment income (loss) .....           (1.70)%           (1.64)%           (1.49)%           (1.77)%           (5.43)%*
      Operating expenses ...............            1.84%             1.78%             1.82%             2.33%             6.38%*

----------

 *  Annualized

**  For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2) The Fund commenced investment operations on December 28, 1998.

(3) The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7) The Fund's Investor Class commenced investment operations on July 31, 1998.

(A) Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


                                                  UNDISCOVERED MANAGERS FUNDS 53
                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

                                                                      BEHAVIORAL VALUE FUND
                                               --------------------------------------------------------------------------
                                                                     INSTITUTIONAL CLASS(2)
                                               --------------------------------------------------------------------------
                                                  YEAR ENDED        YEAR ENDED            YEAR ENDED        PERIOD ENDED
                                               AUGUST 31, 2002    AUGUST 31, 2001      AUGUST 31, 2000    AUGUST 31, 1999
                                               ---------------    ---------------      ---------------    ---------------

NET ASSET VALUE, BEGINNING OF PERIOD ........   $        21.06     $        19.68       $        15.11     $        12.50
                                                --------------     --------------       --------------     --------------
Income from Investment Operations:
   Net investment income (loss) .............            (0.17)             (0.13)               (0.06)             (0.03)
   Net realized and unrealized gain
      (loss) on investments .................            (3.20)              1.51                 5.33               2.64
                                                --------------     --------------       --------------     --------------
   Total Income (Loss) from
      Investment Operations .................            (3.37)              1.38                 5.27               2.61
                                                --------------     --------------       --------------     --------------
Less Distributions:
   Dividends from net investment income .....             0.00               0.00                (0.06)              0.00
   Distributions from realized
      gains .................................            (0.27)             (0.00)(A)            (0.64)              0.00
                                                --------------     --------------       --------------     --------------
   Total Distributions ......................            (0.27)             (0.00)               (0.70)              0.00
                                                --------------     --------------       --------------     --------------
Net increase (decrease) in net
   asset value ..............................            (3.64)              1.38                 4.57               2.61
                                                --------------     --------------       --------------     --------------
NET ASSET VALUE, END OF PERIOD ..............   $        17.42     $        21.06       $        19.68     $        15.11
                                                ==============     ==============       ==============     ==============
TOTAL RETURN** ..............................           (16.16)%             7.03%               35.99%             20.88%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) .........   $       28,045     $       34,828       $       21,015     $        3,651
Ratios to average net assets (+):
   Net investment income (loss) including
      reimbursement .........................            (0.84)%            (0.66)%              (0.35)%            (0.35)%*
   Operating expenses including .............             1.40%              1.40%                1.40%              1.40%*
      reimbursement
Portfolio turnover rate** ...................               59%                36%                  54%                58%
   +  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:
      Net investment income (loss) ..........            (1.09)%            (0.95)%              (1.26)%            (6.84)%*
      Operating expenses ....................             1.65%              1.69%                2.31%              7.89%*

----------

 *  Annualized

**  For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2) The Fund commenced investment operations on December 28, 1998.

(3) The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7) The Fund's Investor Class commenced investment operations on July 31, 1998.

(A) Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


54 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements

                                                                               REIT FUND(C,D)
                                          ---------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL CLASS(4)
                                          ---------------------------------------------------------------------------------------
                                            YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                         AUGUST 31, 2002    AUGUST 31, 2001   AUGUST 31, 2000   AUGUST 31, 1999   AUGUST 31, 1998
                                         ---------------    ---------------   ---------------   ---------------   ---------------


NET ASSET VALUE, BEGINNING OF PERIOD ..   $        14.50     $        12.47    $        11.19    $        10.64    $        12.50
                                          --------------     --------------    --------------    --------------    --------------
Income from Investment Operations:
   Net investment income (loss) .......             0.50               0.52              0.51              0.53              0.20
   Net realized and unrealized gain
      (loss) on investments ...........             0.80               1.91              1.26              0.30             (2.06)
                                          --------------     --------------    --------------    --------------    --------------
   Total Income (Loss) from
      Investment Operations ...........             1.30               2.43              1.77              0.83             (1.86)
                                          --------------     --------------    --------------    --------------    --------------
Less Distributions:
   Dividends from net investment
      income ..........................            (0.41)             (0.40)            (0.49)            (0.28)             0.00
   Distributions from realized
      gains ...........................            (0.06)              0.00              0.00              0.00              0.00
                                          --------------     --------------    --------------    --------------    --------------
   Total Distributions ................            (0.47)             (0.40)            (0.49)            (0.28)             0.00
                                          --------------     --------------    --------------    --------------    --------------
Net increase (decrease) in net
   asset value ........................             0.83               2.03              1.28              0.55             (1.86)
                                          --------------     --------------    --------------    --------------    --------------
NET ASSET VALUE, END OF PERIOD ........   $        15.33     $        14.50    $        12.47    $        11.19    $        10.64
                                          ==============     ==============    ==============    ==============    ==============
TOTAL RETURN** ........................             9.27%             19.83%            17.18%             7.84%           (14.88)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...   $      128,456     $       79,460    $       44,558    $       22,355    $        9,122
Ratios to average net assets (+):
   Net investment income (loss)
      including reimbursement .........             3.40%              3.90%             4.51%             4.86%             4.85%*
   Operating expenses including
      reimbursement ...................             1.40%              1.40%             1.40%             1.40%             1.40%*
Portfolio turnover rate** .............               33%                29%               64%               67%               52%
   +  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:
      Net investment income (loss) ....             3.30%              3.67%             4.01%             4.28%             1.63%*
      Operating expenses ..............             1.50%              1.63%             1.90%             1.98%             4.62%*

----------

 *  Annualized

**  For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2) The Fund commenced investment operations on December 28, 1998.

(3) The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7) The Fund's Investor Class commenced investment operations on July 31, 1998.

(A) Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


                                                  UNDISCOVERED MANAGERS FUNDS 55
                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS


                                                                              SPECIAL SMALL CAP FUND
                                                   --------------------------------------------------------------------------------
                                                                              INSTITUTIONAL CLASS(5)
                                                   --------------------------------------------------------------------------------
                                                      YEAR ENDED       YEAR ENDED     YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                   AUGUST 31, 2002  AUGUST 31, 2001 AUGUST 1, 2000  AUGUST 31, 1999 AUGUST 31, 1998
                                                   ---------------  --------------- --------------  --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ............   $    15.22       $    14.09       $    12.83     $    10.40       $    12.50
                                                    ----------       ----------       ----------     ----------       ----------
Income from Investment Operations:
    Net investment income (loss) ................        (0.17)           (0.08)            0.06          (0.06)           (0.03)
    Net realized and unrealized gain
        (loss) on investments ...................        (0.69)            2.09             1.20           2.49            (2.07)
                                                    ----------       ----------       ----------     ----------       ----------
    Total Income (Loss) from Investment Operations       (0.86)            2.01             1.26           2.43            (2.10)
                                                    ----------       ----------       ----------     ----------       ----------
Less Distributions:
    Dividends from net investment income ........         0.00            (0.06)            0.00           0.00             0.00
    Distributions from realized gains ...........        (0.40)           (0.82)            0.00           0.00             0.00
                                                    ----------       ----------       ----------     ----------       ----------
    Total Distributions .........................        (0.40)           (0.88)            0.00           0.00             0.00
                                                    ----------       ----------       ----------     ----------       ----------

Net increase (decrease) in net asset value ......        (1.26)            1.13             1.26           2.43            (2.10)
                                                    ----------       ----------       ----------     ----------       ----------

NET ASSET VALUE, END OF PERIOD ..................   $    13.96       $    15.22       $    14.09     $    12.83       $    10.40
                                                    ==========       ==========       ==========     ==========       ==========

TOTAL RETURN** ..................................        (5.77)%          15.43%            9.82%         23.37%          (16.80)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) .............   $   11,080       $   21,300       $   19,268     $   16,078       $   11,286
Ratios to average net assets (+):
    Net investment income (loss) including
        reimbursement ...........................        (1.10)%          (0.70)%           0.44%         (0.52)%          (0.51)%*
    Operating expenses including reimbursement ..         2.20%            2.11%            1.20%          1.66%            1.70%*
Portfolio turnover rate** .......................           48%              21%              60%            42%               9%
    +   The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
        Net investment income (loss) ............        (1.44)%          (1.05)%           0.24%         (0.70)%          (3.13)%*
        Operating expenses ......................         2.54%            2.46%            1.40%          1.84%            4.32%*

----------

 *     Annualized

**     For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)    The Fund commenced investment operations on December 28, 1998.

(3)    The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)    The Fund's Investor Class commenced investment operations on July 31,
       1998.

(A)    Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


56 UNDISCOVERED MANAGERS FUNDS
                       See Notes to Financial Statements


                                                                          SMALL CAP VALUE FUND(C)
                                                           ------------------------------------------------------
                                                                          INSTITUTIONAL CLASS(5)
                                                           ------------------------------------------------------
                                                              YEAR ENDED       YEAR ENDED           YEAR ENDED
                                                           AUGUST 31, 2002   AUGUST 31, 2001     AUGUST 31, 2000
                                                           ---------------   ---------------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $     17.67       $     14.97         $     13.54
                                                            -----------       -----------         -----------

Income from Investment Operations:
    Net investment income (loss) ......................           (0.08)             0.00(A)             0.00(A)
    Net realized and unrealized gain
        (loss) on investments .........................           (0.16)             3.48                1.61
                                                            -----------       -----------         -----------
    Total Income (Loss) from Investment Operations.....           (0.24)             3.48                1.61
                                                            -----------       -----------         -----------
Less Distributions:
    Dividends from net investment income ..............            0.00              0.00                0.00
    Distributions from realized gains .................           (0.49)            (0.78)              (0.18)
                                                            -----------       -----------         -----------
    Total Distributions ...............................           (0.49)            (0.78)              (0.18)
                                                            -----------       -----------         -----------

Net increase (decrease) in net asset value.............           (0.73)             2.70                1.43)
                                                            -----------       -----------         -----------
NET ASSET VALUE, END OF PERIOD ........................     $     16.94       $     17.67         $     14.97
                                                            ===========       ===========         ===========

TOTAL RETURN** ........................................           (1.40)%           24.37%              12.08%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...................     $   108,157       $    73,217         $    29,171
Ratios to average net assets (+):
    Net investment income (loss) including
        reimbursement .................................           (0.45)%           (0.03)%              0.00%
    Operating expenses including reimbursement ........            1.40%             1.40%               1.40%
Portfolio turnover rate** .............................              31%               52%                 58%
    +   The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
        Net investment income (loss) ..................           (0.56)%           (0.32)%             (0.50)%
        Operating expenses ............................            1.51%             1.69%               1.90




                                                               SMALL CAP VALUE FUND(C)
                                                          --------------------------------
                                                                INSTITUTIONAL CLASS(5)
                                                          --------------------------------
                                                            YEAR ENDED      PERIOD ENDED
                                                          AUGUST 31, 1999  AUGUST 31, 1998
                                                          ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $    10.90       $    12.50
                                                            ----------       ----------
Income from Investment Operations:
    Net investment income (loss) ......................          (0.01)            0.00(A)
    Net realized and unrealized gain
        (loss) on investments .........................           2.72            (1.60)
                                                            ----------       ----------
    Total Income (Loss) from Investment Operations ....           2.71            (1.60)
                                                            ----------       ----------
Less Distributions:
    Dividends from net investment income ..............          (0.02)            0.00
    Distributions from realized gains .................          (0.05)            0.00
                                                            ----------       ----------
    Total Distributions ...............................          (0.07)            0.00
                                                            ----------       ----------
Net increase (decrease) in net asset value.............           2.64            (1.50)
                                                            ----------       ----------
NET ASSET VALUE, END OF PERIOD ........................     $    13.54       $    10.90
                                                            ==========       ==========

TOTAL RETURN** ........................................          24.89%          (12.80)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...................     $   20,038       $   13,849
Ratios to average net assets (+):
    Net investment income (loss) including
        reimbursement .................................          (0.11)%           0.15%*
    Operating expenses including reimbursement ........           1.40%            1.40%
Portfolio turnover rate** .............................             56%              10%
    +   The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
        Net investment income (loss) ..................          (0.85)%          (3.32)%
        Operating expenses ............................           2.14%            4.87%

----------

 *     Annualized

**     For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)    The Fund commenced investment operations on December 28, 1998.

(3)    The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)    The Fund's Investor Class commenced investment operations on July 31,
       1998.

(A)    Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

    PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


                                               UNDISCOVERED MANAGERS FUNDS 57
                        See Notes to Financial Statements

FINANCIAL HIGHLIGHTS


                                                                       SMALL CAP VALUE FUND(C)
                                                         ---------------------------------------------------
                                                                         INVESTOR CLASS(7)
                                                         ---------------------------------------------------
                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                         AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2000
                                                         ---------------   ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ...................  $     17.51       $     14.89       $     13.52
                                                          -----------       -----------       -----------
Income from Investment Operations:
    Net investment income (loss) .......................        (0.14)            (0.06)            (0.06)
    Net realized and unrealized gain (loss)
        on investments .................................        (0.16)             3.46              1.61
                                                          -----------       -----------       -----------
    Total Income (Loss) from Investment Operations .....        (0.30)             3.40              1.55
                                                          -----------       -----------       -----------
Less Distributions:
    Dividends from net investment income ...............         0.00              0.00              0.00
    Distributions from realized gains ..................        (0.49)            (0.78)            (0.18)
                                                          -----------       -----------       -----------
    Total Distributions ................................        (0.49)            (0.78)            (0.18)
                                                          -----------       -----------       -----------
Net increase (decrease) in net asset value .............        (0.79)             2.62              1.37
                                                          -----------       -----------       -----------
NET ASSET VALUE, END OF PERIOD .........................  $     16.72       $     17.51       $     14.89
                                                          ===========       ===========       ===========

TOTAL RETURN** .........................................        (1.76)%           23.94%            11.65%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ....................  $    26,335       $     8,922       $     5,179
Ratios to average net assets (+):
    Net investment income (loss) including
        reimbursement ..................................        (0.80)%           (0.38)%           (0.48)%
    Operating expenses including reimbursement .........         1.75%             1.75%             1.75%
Portfolio turnover rate** ..............................           31%               52%               58%
    +   The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
        Net investment income (loss) ...................        (0.91)%           (0.67)%           (1.10)%
        Operating expenses .............................         1.86%             2.04%             2.37%



                                                            SMALL CAP VALUE FUND(C)
                                                     -------------------------------------
                                                               INVESTOR CLASS(7)
                                                     -------------------------------------
                                                          YEAR ENDED       YEAR ENDED
                                                       AUGUST 31, 1999   AUGUST 31, 1998
                                                       ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............      $    10.91     $    13.45
                                                         ----------     ----------
Income from Investment Operations:
    Net investment income (loss) ..................           (0.07)          0.00(A)
    Net realized and unrealized gain (loss)
        on investments ............................            2.74          (2.54)
                                                         ----------     ----------
    Total Income (Loss) from Investment Operations             2.67          (2.54)
                                                         ----------     ----------
Less Distributions:
    Dividends from net investment income ..........           (0.01)          0.00
    Distributions from realized gains .............           (0.05)          0.00
                                                         ----------     ----------
    Total Distributions ...........................           (0.06)          0.00
                                                         ----------     ----------
Net increase (decrease) in net asset value ........            2.61          (2.54)
                                                         ----------     ----------
NET ASSET VALUE, END OF PERIOD ....................      $    13.52     $    10.91
                                                         ==========     ==========

TOTAL RETURN** ....................................           24.51%        (18.88)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...............      $      957     $       31
Ratios to average net assets (+):
    Net investment income (loss) including
        reimbursement .............................           (0.50)%         0.15%*
    Operating expenses including reimbursement ....            1.75%          1.40%*
Portfolio turnover rate** .........................              56%            10%
    +   The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
        Had such actions not been taken, the ratios would have been as follows:
        Net investment income (loss) ..............           (1.43)%        (3.67)%*
        Operating expenses ........................            2.68%          5.22%*

----------

  *    Annualized

 **    For periods less than one year, percentages are not annualized.

 (1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

 (2)   The Fund commenced investment operations on December 28, 1998.

 (3)   The Fund commenced investment operations on October 2, 2000.

 (4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

 (5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

 (6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

 (7)   The Fund's Investor Class commenced investment operations on July 31,
       1998.

 (A)   Represents less than $0.005 per share.

 (B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

 (C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

 (D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

 (E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.



     PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

58 UNDISCOVERED MANAGERS FUNDS
                       See Notes to Financial Statements


                                                                              MID CAP VALUE FUND(B)
                                               ------------------------------------------------------------------------------------
                                                                              INSTITUTIONAL CLASS(1)
                                               ------------------------------------------------------------------------------------
                                                 YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                               AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000  AUGUST 31, 1999   AUGUST 31, 1998
                                               ---------------  ---------------  ---------------  ---------------   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ........      $   13.29     $    12.50       $    12.48          $     9.76       $    12.50
                                                   ---------     ----------       ----------          ----------       ----------
Income from Investment Operations:
  Net investment income (loss) ..............           0.01           0.09             0.11                0.06             0.03
  Net realized and unrealized gain (loss)
    on investments ..........................          (0.41)          1.22             0.58                2.86            (2.77)
                                                   ---------     ----------       ----------          ----------       ----------
  Total Income (Loss) from Investment Operations       (0.40)          1.31             0.69                2.92            (2.74)
                                                   ---------     ----------       ----------          ----------       ----------
Less Distributions:
  Dividends from net investment income ......          (0.09)         (0.07)           (0.08)              (0.08)            0.00
                                                   ---------     ----------       ----------          ----------       ----------
  Distributions from realized gains .........          (0.40)         (0.45)           (0.59)              (0.12)            0.00
                                                   ---------     ----------       ----------          ----------       ----------
  Total Distributions .......................          (0.49)         (0.52)           (0.67)              (0.20)            0.00
                                                   ---------     ----------       ----------          ----------       ----------
Net increase (decrease) in net asset value ..          (0.89)          0.79             0.02                2.72            (2.74)
                                                   ---------     ----------       ----------          ----------       ----------
NET ASSET VALUE, END OF PERIOD ..............      $   12.40     $    13.29       $    12.50          $    12.48       $     9.76
                                                   =========     ==========       ==========          ==========       ==========
TOTAL RETURN** ..............................          (3.17)%        10.99%            5.99%              30.11%          (21.92)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) .........      $   6,118      $   6,003       $    5,381           $   1,628       $      925
Ratios to average net assets (+):
  Net investment income (loss) including
    reimbursement ...........................           0.08%          0.69%            1.10%               0.45%            0.58%
  Operating expenses including reimbursement.           1.30%          1.30%            1.30%               1.30%            1.30%*
Portfolio turnover rate** ...................             34%            42%             112%                 74%              74%
  + The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
    Had such actions not been taken, the ratios would have been as follows:
    Net investment income (loss) ...........           (1.12)%        (1.00)%          (1.45)%              (4.18)%        (15.16)%*
    Operating expenses .....................            2.50%          2.99%            3.85%                5.93%          17.04%*

----------

  *    Annualized

 **    For periods less than one year, percentages are not annualized.

 (1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

 (2)   The Fund commenced investment operations on December 28, 1998.

 (3)   The Fund commenced investment operations on October 2, 2000.

 (4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

 (5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

 (6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

 (7)   The Fund's Investor Class commenced investment operations on July 31,
       1998.

 (A)   Represents less than $0.005 per share.

 (B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

 (C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

 (D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

 (E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.


                                                  UNDISCOVERED MANAGERS FUNDS 59
                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS


                                                             MERGER & ACQUISITION FUND           SMALL CAP GROWTH FUND
                                                         --------------------------------   --------------------------------
                                                               INSTITUTIONAL CLASS(3)            INSTITUTIONAL CLASS(3)
                                                         --------------------------------   --------------------------------
                                                            YEAR ENDED      PERIOD ENDED       YEAR ENDED     PERIOD ENDED
                                                         AUGUST 31, 2002  AUGUST 31, 2001   AUGUST 31, 2002  AUGUST 31, 2001
                                                         ---------------  ---------------   ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $    13.40       $    12.50        $     8.61       $    12.50
                                                            ----------       ----------        ----------       ----------
Income from Investment Operations:
    Net investment income (loss) ......................           0.05             0.07             (0.09)           (0.08)
    Net realized and unrealized gain
        (loss) on investments .........................          (0.48)            0.86             (2.44)           (3.81)
                                                            ----------       ----------        ----------       ----------
    Total Income (Loss) from Investment Operations.....          (0.43)            0.93             (2.53)           (3.89)
                                                            ----------       ----------        ----------       ----------
Less Distributions:
    Dividends from net investment income ..............          (0.04)           (0.03)             0.00             0.00
    Distributions from realized gains .................          (0.79)            0.00             (0.03)            0.00
                                                            ----------       ----------        ----------       ----------
    Total Distributions ...............................          (0.83)           (0.03)            (0.03)            0.00
                                                            ----------       ----------        ----------       ----------
Net increase (decrease) in net asset value ............          (1.26)            0.90             (2.56)           (3.89)
                                                            ----------       ----------        ----------       ----------
NET ASSET VALUE, END OF PERIOD ........................     $    12.14       $    13.40        $     6.05       $     8.61
                                                            ==========       ==========        ==========       ==========
TOTAL RETURN** ........................................          (3.36)%           7.46%           (29.50)%         (31.12)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...................     $      208       $      215        $   40,418       $   40,391
Ratios to average net assets (+):
    Net investment income (loss)
        including reimbursement .......................           0.41%            0.62%*           (1.14)%          (0.88)%*
    Operating expenses including
        reimbursement .................................           1.30%            1.30%*            1.20%            1.20%*
Portfolio turnover rate** .............................            227%             250%              133%             127%
    + The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:

      Net investment income (loss) .......                      (20.23)%         (19.41)%*          (1.48)%          (1.51)%*
      Operating expenses ..................                      21.94%           21.33%*            1.54%            1.83%*

----------
 *     Annualized

**     For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)    The Fund commenced investment operations on December 28, 1998.

(3)    The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)    The Fund's Investor Class commenced investment operations on July 31,
       1998.

(A)    Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

       PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


60 UNDISCOVERED MANAGERS FUNDS
                        See Notes to Financial Statements


                                                                           INTERNATIONAL SMALL CAP EQUITY FUND
                                                         ---------------------------------------------------------------------
                                                                                  INSTITUTIONAL CLASS(6)
                                                         ---------------------------------------------------------------------
                                                            YEAR ENDED        YEAR ENDED         YEAR ENDED      PERIOD ENDED
                                                         AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000  AUGUST 31, 1999
                                                         ---------------   ---------------    ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $    12.18       $    23.46         $    15.13       $    12.50
                                                            ----------       ----------         ----------       ----------
Income from Investment Operations:
    Net investment income (loss) ......................          (0.06)            0.00(A)           (0.15)           (0.02)
    Net realized and unrealized gain
        (loss) on investments .........................          (3.26)          (10.29)              8.68             2.65
                                                            ----------       ----------         ----------       ----------
    Total Income (Loss) from Investment Operations ....          (3.32)          (10.29)              8.53             2.63
                                                            ----------       ----------         ----------       ----------
Less Distributions:
    Dividends from net investment income ..............           0.00             0.00               0.00             0.00
    Distributions from realized gains .................           0.00            (0.99)             (0.20)            0.00
                                                            ----------       ----------         ----------       ----------
    Total Distributions ...............................           0.00            (0.99)             (0.20)            0.00
                                                            ----------       ----------         ----------       ----------
Net increase (decrease) in net asset value ............          (3.32)          (11.28)              8.33             2.63
                                                            ----------       ----------         ----------       ----------
NET ASSET VALUE, END OF PERIOD ........................     $     8.86       $    12.18         $    23.46       $    15.13
                                                            ==========       ==========         ==========       ==========
TOTAL RETURN** ........................................         (27.26)%         (44.94)%            56.70%           21.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...................     $    9,348       $   12,179         $   20,977       $    6,768
Ratios to average net assets (+):
    Net investment income (loss)
        including reimbursement .......................          (0.58)%          (0.01)%            (0.65)%          (0.22)%*
    Operating expenses including
        reimbursement .................................           1.60%            1.60%              1.60%            1.60%*
Portfolio turnover rate** .............................             23%              26%                20%              52%
    + The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:

      Net investment income (loss) ....................          (1.13)%          (0.40)%            (1.23)%          (2.35)%*
      Operating expenses ..............................           2.15%            1.99%              2.18%            3.73%*





                                                                                INTERNATIONAL EQUITY FUND(C)
                                                         ---------------------------------------------------------------------
                                                                                  INSTITUTIONAL CLASS(6)
                                                         ---------------------------------------------------------------------
                                                            YEAR ENDED        YEAR ENDED         YEAR ENDED      PERIOD ENDED
                                                         AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000  AUGUST 31, 1999
                                                         ---------------   ---------------    ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $    11.32          $    17.87       $    14.13         $    12.50
                                                            ----------          ----------       ----------         ----------
Income from Investment Operations:
    Net investment income (loss) ......................           0.45                0.01             0.00(A)            0.09
    Net realized and unrealized gain
        (loss) on investments .........................          (3.13)              (5.30)            3.99               1.54
                                                            ----------          ----------       ----------         ----------
    Total Income (Loss) from Investment Operations ....          (2.68)              (5.29)            3.99               1.63
                                                            ----------          ----------       ----------         ----------
Less Distributions:
    Dividends from net investment income ..............          (0.30)               0.00            (0.25)              0.00
    Distributions from realized gains .................           0.00               (1.26)            0.00               0.00
                                                            ----------          ----------       ----------         ----------
    Total Distributions ...............................          (0.30)              (1.26)           (0.25)              0.00
                                                            ----------          ----------       ----------         ----------
Net increase (decrease) in net asset value ............          (2.98)              (6.55)            3.74               1.63
                                                            ----------          ----------       ----------         ----------
NET ASSET VALUE, END OF PERIOD ........................     $     8.34          $    11.32       $    17.87         $    14.13
                                                            ==========          ==========       ==========         ==========

TOTAL RETURN** ........................................         (24.26)%            (31.20)%          28.26%             13.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s) ...................     $      646          $    6,036       $   16,427         $    5,566
Ratios to average net assets (+):
    Net investment income (loss)
        including reimbursement .......................           4.30%               0.10%           (0.02)%             1.08%*
    Operating expenses including
        reimbursement .................................           1.45%(E)            1.45%            1.45%              1.45%*
Portfolio turnover rate** .............................            175%                 50%              24%                10%
    + The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
      Had such actions not been taken, the ratios would have been as follows:

      Net investment income (loss) ....................          (1.40)%             (0.90)%          (0.92)%            (1.07)%*
      Operating expenses ..............................           7.15%(E)            2.45%            2.35%              3.60%*

----------
 *     Annualized

**     For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)    The Fund commenced investment operations on December 28, 1998.

(3)    The Fund commenced investment operations on October 2, 2000.

(4) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(5) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(6) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(7)    The Fund's Investor Class commenced investment operations on July 31,
       1998.

(A)    Represents less than $0.005 per share.

(B) On December 27, 2000, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(C) On March 15, 2001, the Fund ceased offering C Class Shares and all remaining C Class Shares were redeemed.

(D) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor Class Shares were redeemed.

(E) The annualized operating expense ratios exclude interest expense. The annualized operating expense ratios including interest expense are 7.22% excluding reimbursement and 1.52% including reimbursement.

       PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


                                                  UNDISCOVERED MANAGERS FUNDS 61
                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
August 31, 2002


1. ORGANIZATION

Undiscovered Managers Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust currently consists of ten separately managed funds advised by Undiscovered Managers, LLC (the "Adviser"). The accompanying financial statements and financial highlights are those of Undiscovered Managers Behavioral Growth Fund ("Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund ("Behavioral Value Fund"), Undiscovered Managers REIT Fund ("REIT Fund"), Undiscovered Managers Special Small Cap Fund ("Special Small Cap Fund"), Undiscovered Managers Small Cap Value Fund ("Small Cap Value Fund"), Undiscovered Managers Mid Cap Value Fund ("Mid Cap Value Fund"), formerly Undiscovered Managers Hidden Value Fund, UM Merger & Acquisition Fund ("Merger & Acquisition Fund"), UM Small Cap Growth Fund ("Small Cap Growth Fund"), UM International Small Cap Equity Fund ("International Small Cap Equity Fund"), and UM International Equity Fund ("International Equity Fund"), each a "Fund," and collectively, the "Funds." Each Fund is a diversified fund except for Special Small Cap Fund and REIT Fund, which are non-diversified.

Behavioral Growth Fund, Behavioral Value Fund, Small Cap Value Fund, Small Cap Growth Fund and International Equity Fund are authorized to issue two classes of shares (Institutional Class shares and Investor Class shares). Currently only Behavioral Growth Fund and Small Cap Value Fund have Investor Class Shares outstanding. REIT Fund, Special Small Cap Fund, Mid Cap Value Fund, Merger & Acquisition Fund and International Small Cap Equity Fund are authorized to issue only Institutional Class shares. Each share of a particular Fund represents an interest in the assets of the relevant Fund and has identical dividend, liquidation and other rights as the other shares of the Fund, except that, in the case of a Fund with multiple classes of shares, certain expenses may be incurred by the one class of shares which may result in differences in dividend and liquidation values. Each share of a Fund has one vote, with fractional shares voting proportionally. On any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote will vote together irrespective of Fund or class unless the rights of a particular Fund or class would be adversely affected by the vote, in which case a separate vote of that Fund or class will be required to decide the question. Each class of shares bears its own proportional share of fund level expenses with the Investor Class shares also bearing a service and distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Domestic and foreign investments in securities which are traded on a recognized stock exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, or in the case of over-the-counter securities not traded on a recognized stock exchange or on the NASDAQ National Market System, at the last bid price. Short-term obligations that mature in sixty days or less are valued at amortized cost, which approximates market value. All other securities for which market quotations are not readily available (including restricted securities, if any) and all other assets are appraised at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Foreign Currency Translation: The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, commitments under forward foreign currency contracts, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of each business day, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on

62 UNDISCOVERED MANAGERS FUNDS
the respective dates of such transactions. The applicable Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates from the changes in the market price of securities. Unrealized gains and losses on other assets and liabilities, which result from changes in foreign exchange rates, have been included in net unrealized appreciation/ (depreciation) on foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses occurring between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of each Fund and the amounts actually received.

Forward Foreign Currency Exchange Contracts: International Small Cap Equity Fund and International Equity Fund may participate in forward currency exchange contracts, but such participation will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of the default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method on the date that security is sold. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Accordingly, no provisions for U.S. federal income taxes have been made in the accompanying financial statements.

Classes: For each Fund, any class-specific expenses are borne by the relevant class. Income, non-class specific expenses and realized and unrealized gains (losses) are allocated to the respective classes on the basis of relative net assets.

Expenses: The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated based upon the relative net assets of each Fund.

Cash: The Fund's uninvested cash balances are swept daily into an interest-bearing account at the custodial bank. Cash overdrafts are recorded as due to custodian on the statement of assets and liabilities and bear interest at a market rate.

Organization Costs: Organization costs are being amortized on a straight-line basis over five years for Behavioral Growth Fund, REIT Fund, Special Small Cap Fund, Small Cap Value Fund and Mid Cap Value Fund.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dis-


                                                  UNDISCOVERED MANAGERS FUNDS 63

NOTES TO FINANCIAL STATEMENTS
August 31, 2002


pose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The value of the collateral is monitored daily.

3. INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION AND OTHER FEES

For each Fund, the Trust and the Adviser are parties to a management agreement under which the Adviser provides services for a fee, computed daily and paid at least quarterly, at the following annual percentage rates based on the average daily net assets of each Fund: 0.95% for Behavioral Growth Fund, 1.05% for Behavioral Value Fund, 1.05% for REIT Fund, 0.65% to 1.65% (depending on the investment performance of the Fund) for Special Small Cap Fund, 1.05% for Small Cap Value Fund, 0.95% for Mid Cap Value Fund, 0.95% for Merger & Acquisition Fund, 0.95% for Small Cap Growth Fund, 1.15% for International Small Cap Equity Fund, and 0.95% for International Equity Fund.

The advisory fee rate for Special Small Cap Fund is determined by adding to (or subtracting from) 1.15%, one-fifth of the number of basis points by which the total return of the Fund (excluding expenses) during the one-year period ending at the end of a calendar quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such quarter. The advisory fee rate will not exceed an annual rate of 1.65% nor be less than the annual rate of 0.65%. For the year ended August 31, 2002, the advisory fee was accrued at the rate of 1.65%.

The Adviser has contractually agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class and Investor Class shares in order to limit such class' expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses) to the following annual percentage rates of the average daily net assets of such Fund's Institutional Class and Investor Class shares, subject to the obligation of each class of a Fund to repay the Adviser such class' deferred fees and expenses in future years, if any, when such class' expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses), fall below the stated percentage rate, but only to the extent that such repayment would not cause such class' expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses) in any such future year to exceed the stated percentage rate, and provided that such class is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred prior to December 28, 1999, the Fund's repayment obligations extend until two years after the end of the fiscal year in which the expenses were incurred): 1.30% and 1.65% for Behavioral Growth Fund's Institutional Class and Investor Class Shares, respectively; 1.40% for Behavioral Value Fund's Institutional Class shares; 1.40% for REIT Fund's Institutional Class Shares; the sum of 0.55% plus the advisory fee rate for the year in question for Special Small Cap Fund's Institutional Class shares; 1.40% and 1.75% for Small Cap Value Fund's Institutional Class and Investor Class shares, respectively; 1.30% for Mid Cap Value Fund's Institutional Class shares; 1.30% for Merger & Acquisition Fund's Institutional Class shares; 1.20% for Small Cap Growth Fund's Institutional Class shares; 1.60% for International Small Cap Equity Fund's Institutional Class shares; and 1.45% for International Equity Fund's Institutional Class shares.

For the year ended August 31, 2002, the Adviser reduced its fees and bore expenses pursuant to this contractual obligation. Such amounts are subject to recoupment through the end of the Trust's fiscal year ending August 31, 2005. Additionally, the Adviser reduced its fees and bore expenses pursuant to this obligation in prior years that are subject to recoupment through the Trust's fiscal years ending 2003 and 2004. Total amounts subject to recoupment as of August 31, 2002 are as follows: $609,097, $239,759, $374,851, $136,003,
$401,860, $246,483, $81,962, $272,429, $175,882, and $279,181, for Behavioral
Growth Fund, Behavioral Value Fund, REIT Fund, Special Small Cap Fund, Small Cap Value Fund, Mid Cap Value Fund, Merger & Acquisition Fund, Small Cap Growth Fund, International Small Cap Equity Fund, and International Equity Fund, respectively.


64 UNDISCOVERED MANAGERS FUNDS

The Adviser has entered into various sub-advisory agreements pursuant to which the Adviser shall pay each sub- adviser an annual fee at the following rates:




                                                               FEE RATE AS % OF FUND'S
FUND                          SUB-ADVISER                      AVERAGE DAILY NET ASSETS
Behavioral Growth Fund        Fuller & Thaler Asset            0.60% of the first $200 million
                              Management, Inc.                 0.55% of the next $100 million
                                                               0.50% in excess of $300 million

Behavioral Value Fund         Fuller & Thaler Asset            0.70% of the first $200 million
                              Management, Inc.                 0.65% of the next $100 million
                                                               0.60% in excess of $300 million

REIT Fund                     Bay Isle Financial LLC           0.70% of the first $200 million
                                                               0.65% of the next $100 million
                                                               0.60% in excess of $300 million

Special Small Cap Fund        Kestrel Investment
                              Management Corporation           0.30% - 1.30%*

Small Cap Value Fund          J.L. Kaplan Associates, LLC      0.70% of the first $200 million
                                                               0.65% of the next $100 million
                                                               0.60% in excess of $300 million

Mid Cap Value Fund            J.L. Kaplan Associates, LLC      0.60% of the first $200 million
                                                               0.55% of the next $100 million
                                                               0.50% in excess of $300 million

Merger & Acquisition Fund     J.L. Kaplan Associates, LLC      0.60% of the first $200 million
                                                               0.55% of the next $100 million
                                                               0.50% in excess of $300 million

Small Cap Growth Fund         Mazama Capital Management, Inc.  0.60% of the first $200 million
                                                               0.55% of the next $100 million
                                                               0.50% in excess of $300 million

International Small Cap       Nordea Investment Management     0.80% of the first $200 million
Equity Fund                   North America, Inc.              0.75% of the next $100 million
                                                               0.70% in excess of $300 million

International Equity Fund     Nordea Investment Management     0.60% of the first $200 million
                              North America, Inc.              0.55% of the next $100 million
                                                               0.50% in excess of $300 million


* Sub-advisory fee rate for the Special Small Cap Fund varies depending on the investment performance of the Fund.

The Trust and the Adviser have entered into an Administrative Services Agreement, pursuant to which the Adviser has agreed to provide each Fund all administrative services. Under the Administrative Services Agreement, each Fund pays the Adviser a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

The Trust has adopted a Service and Distribution Plan with respect to its Investor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Investor Class 12b-1 Plan"). Under the Investor Class

                                                  UNDISCOVERED MANAGERS FUNDS 65

NOTES TO FINANCIAL STATEMENTS
August 31, 2002



12b-1 Plan, the Trust may pay fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust, (ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Investor Class 12b-1 Plan with respect to each Fund authorized to issue Investor Class shares will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares.

Prior to its implementation of the Investor Class 12b-1 Plan, Behavioral Growth Fund and Small Cap Value Fund had a Shareholder Servicing Plan relating to Investor Class Shares (the "Shareholder Servicing Plan"). Pursuant to the Shareholder Servicing Plan, the Trust, on behalf of the Investor Class shares of each Fund, paid to the Adviser, as the shareholder servicing agent of the Investor Class shares of the Funds, or such other entity that from time to time acted as the shareholder servicing agent of such Investor Class shares (the "Servicing Agent"), a fee for services rendered and expenses borne by the Servicing Agent in connection with the provision of certain services provided to Investor Class shareholders, at an annual rate that did not to exceed 0.35% of a Fund's average daily net assets attributable to such Fund's Investor Class shares.

The Bank of New York is the custodian for all the Funds. PFPC Distributors, Inc. acts as the distributor for the Funds.

4. TRUSTEES' COMPENSATION

Certain officers of the Trust are affiliated with the Adviser. The Trust does not compensate any officers or any trustees who are affiliated with the Adviser. The Trust pays each unaffiliated trustee an annual retainer of $10,000. Each unaffiliated Trustee may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that would have resulted had the fees been invested in one or more of the Funds (selected in advance by the Trustee) on the normal payment date for such fees. This change in value is recorded as a decrease or increase in trustees' fees in the Statements of Operations. The Trust did not compensate any officer of the Trust during the Trust's fiscal year ended August 31, 2002.

5. INVESTMENT TRANSACTIONS

Aggregate purchases and proceeds from sales of investment securities (other than U.S. Government obligations and short-term investments) for the fiscal year ended August 31, 2002 are:



                                               AGGREGATE      PROCEEDS FROM
FUND                                           PURCHASES          SALES
Behavioral Growth Fund                       $ 87,488,253     $116,973,151
Behavioral Value Fund                          20,021,795       20,793,375
REIT Fund                                      75,411,851       33,278,778
Special Small Cap Fund                          6,937,892       16,122,994
Small Cap Value Fund                           86,367,906       32,348,710
Mid Cap Value Fund                              2,549,436        1,929,491
Merger  & Acquisition Fund                        454,473          505,914
Small Cap Growth Fund                          71,859,436       57,170,157
International Small Cap Equity Fund             2,453,026        2,381,669
International Equity Fund                       3,382,631        8,255,817


66 UNDISCOVERED MANAGERS FUNDS

The aggregate gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis, as of August 31, 2002, for each Fund are as follows:


FUND                                   TAX COST        APPRECIATION       (DEPRECIATION)      NET APP. (DEP.)
Behavioral Growth Fund             $   64,502,579     $   11,857,341     $   (6,023,264)     $    5,834,077
Behavioral Value Fund                  29,233,825          4,071,999         (6,516,816)         (2,444,817)
REIT Fund                             109,875,859         16,427,454           (762,345)         15,665,109
Special Small Cap Fund                 10,095,640          2,080,386         (1,363,331)            717,055
Small Cap Value Fund                  123,205,810         16,229,594        (12,211,264)          4,018,330
Mid Cap Value Fund                      5,756,951            950,054           (922,058)             27,996
Merger & Acquisition Fund                 220,110              4,179            (18,008)            (13,829)
Small Cap Growth Fund                  56,196,394          2,466,708        (19,612,968)        (17,146,260)
International Small Cap
    Equity Fund                        14,477,652            539,485         (6,161,350)         (5,621,865)
International Equity Fund                 704,733             44,909           (103,176)            (58,267)


6. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to all Funds, dividends from net investment income, if any, are distributed at least annually and net realized capital gains from investment transactions, if any, are normally distributed to shareholders annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees of the Trust. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and capital gain distributions are determined in accordance with income tax requirements, which may differ from GAAP. To the extent the differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These reclassifications have no effect upon net assets or net asset values.

For the year ended August 31, 2002, differences in book and tax accounting have been reclassified as follows:


                                                INCREASE/       INCREASE/(DECREASE)  INCREASE/(DECREASE)
                                               (DECREASE)       UNDISTRIBUTED NET      ACCUMULATED NET
                                             PAID-IN CAPITAL    INVESTMENT INCOME/   REALIZED GAIN/(LOSS)
FUND                                                               (LOSS)
Behavioral Growth Fund                       $   (1,117,138)     $    1,117,138      $           --
Behavioral Value Fund                              (290,790)            290,839                 (49)
REIT Fund                                            (4,644)              4,644                  --
Special Small Cap Fund                              822,885             163,209            (986,094)
Small Cap Value Fund                               (132,382)            582,661            (450,279)
Mid Cap Value Fund                                   (4,617)              3,619                 998
Merger & Acquisition Fund                                --                 (93)                 93
Small Cap Growth Fund                              (506,637)            506,572                  65
International Small Cap Equity Fund                 (63,806)             54,345               9,461
International Equity Fund                            30,442              (4,011)            (26,431)


                                                  UNDISCOVERED MANAGERS FUNDS 67

NOTES TO FINANCIAL STATEMENTS
August 31, 2002


As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis are as follows:



                                   UNDISTRIBUTED      POST-OCTOBER    UNDISTRIBUTED
                                     ORDINARY      FOREIGN EXCHANGE     LONG-TERM       CAPITAL LOSS
                                      INCOME             LOSS         CAPITAL GAIN      CARRYFORWARD
Behavioral Growth Fund             $         --     $         --      $         --     $(89,466,665)
Behavioral Value Fund                        --               --         2,076,170               --
REIT Fund                             3,007,140               --         1,749,009               --
Special Small Cap Fund                       --               --           470,135               --
Small Cap Value Fund                         --               --           271,584               --
Mid Cap Value Fund                       85,411               --                --               --
Merger & Acquisition Fund                13,433               --                --               --
Small Cap Growth Fund                        --               --                --       (1,537,502)
International Small Cap
    Equity Fund                              --           (9,265)               --       (3,564,740)
International Equity Fund                36,170          (26,871)               --       (2,936,552)



                                                                            TOTAL
                                                                        DISTRIBUTABLE
                                                        UNREALIZED         EARNINGS/
                                    POST-OCTOBER      APPRECIATION/   (ACCUMULATED FUND
                                   CAPITAL LOSSES    (DEPRECIATION)        LOSSES)
Behavioral Growth Fund             $ (4,297,260)     $  5,834,077      $(87,929,848)
Behavioral Value Fund                        --        (2,444,817)         (368,647)
REIT Fund                                    --        15,665,109        20,421,258
Special Small Cap Fund                       --           717,055         1,187,190
Small Cap Value Fund                         --         4,018,330         4,289,914
Mid Cap Value Fund                     (114,588)           27,996            (1,181)
Merger & Acquisition Fund                (5,769)          (13,829)           (6,165)
Small Cap Growth Fund                (1,088,322)      (17,146,260)      (19,772,084)
International Small Cap
    Equity Fund                        (949,076)       (5,620,033)      (10,143,114)
International Equity Fund              (452,558)          (57,489)       (3,437,300)

7. CAPITAL LOSS CARRYFORWARDS

Post-October losses represent losses realized on investment transactions from November 1, 2001 through August 31, 2002, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Funds intend to utilize provisions of the Federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

As of August 31, 2002, the following Funds had temporary book/tax differences attributable to capital loss carryforwards which are available to offset future capital gains, if any, as follows:


FUND                                                      LOSSES DEFERRED     YEAR OF EXPIRATION
Behavioral Growth Fund                                      $23,015,202              2009
                                                             66,451,463              2010
Small Cap Growth Fund                                         1,537,502              2010
International Small Cap Equity Fund                           3,564,740              2010
International Equity Fund                                         7,873              2009
                                                              2,928,679              2010

8. CONCENTRATION OF RISK

Small Companies: All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

Real Estate Investment Trusts: REIT Fund invests primarily in shares of real estate investment trusts. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

68 UNDISCOVERED MANAGERS FUNDS

Foreign Securities: International Equity and International Small Cap Equity Funds invest primarily in foreign securities. Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers. These risks include re-valuation of currencies, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Additionally, there may be less available information about a foreign corporate or government issuer than a U.S. issuer, and securities of many foreign companies and governments may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

9. TERMINATION OF CLASSES OF SHARES

On July 18, 2001, the Trustees approved a resolution that actions be taken to cease the sale of Investor Class Shares by REIT Fund. As of September 21, 2001, Investor Class Shares of REIT Fund were no longer offered and, on that date, all shares were redeemed.

10. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 are as follows:



                             ORDINARY       LONG-TERM
FUND                          INCOME       CAPITAL GAIN      TOTAL
Behavioral Growth Fund
2002                        $       --     $       --     $       --
2001                                --      9,832,822      9,832,822

Behavioral Value Fund
2002                                --        473,038        473,038
2001                                --          3,795          3,795

REIT Fund
2002                         2,302,185        418,911      2,721,096
2001                         1,658,043             --      1,658,043

Special Small Cap Fund
2002                                --        559,387        559,387
2001                            79,583      1,103,327      1,182,910

Small Cap Value Fund
2002                         2,417,196        214,594      2,631,790
2001                           473,869      1,592,648      2,066,517

Mid Cap Value Fund
2002                            74,282        149,251        223,533
2001                           174,708         40,171        214,879

Merger & Acquisition Fund
2002                            13,425             --         13,425
2001                               474             --            474

Small Cap Growth Fund
2002                           155,770             --        155,770
2001                                --             --             --

International Small
    Cap Equity Fund
2002                                --             --             --
2001                           617,457        229,475        846,932

International Equity Fund
2002                            48,507             --         48,507
2001                                --        728,457        728,457

                                                  UNDISCOVERED MANAGERS FUNDS 69

NOTES TO FINANCIAL STATEMENTS
August 31, 2002


Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:


FUND                                                           PERCENTAGE
Small Cap Value Fund                                             21.20%
Mid Cap Value Fund                                              100.00%
Merger & Acquisition Fund                                        15.54%
Small Cap Growth Fund                                            11.49%

11. SPECIAL MEETING OF SHAREHOLDERS (unaudited)

A Special Meeting of Shareholders of REIT Fund was held on April 5, 2002 to vote on the approval of a new Sub-Advisory Agreement relating to the Fund. The results are as follows:


                          VOTES FOR          VOTES AGAINST      ABSTENTIONS
REIT Fund               5,668,560.223          7,317.658        45,892.046


70 UNDISCOVERED MANAGERS FUNDS

TO THE TRUSTEES AND SHAREHOLDERS OF
UNDISCOVERED MANAGERS FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Undiscovered Managers Funds (the "Trust") comprising Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund, Undiscovered Managers Special Small Cap Fund, Undiscovered Managers Small Cap Value Fund, Undiscovered Managers Mid Cap Value Fund (formerly Undiscovered Managers Hidden Value Fund), UM Merger & Acquisition Fund, UM Small Cap Growth Fund, UM International Small Cap Equity Fund and UM International Equity Fund (the "Funds"), as of August 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Undiscovered Managers Funds as of August 31, 2002, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
October 18, 2002



                                                  UNDISCOVERED MANAGERS FUNDS 71

                           UNDISCOVERED MANAGERS FUNDS
                    ADDITIONAL TRUST INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.


                                                                                                                          OTHER
                                                                                                                      DIRECTORSHIPS
NAME, ADDRESS,       POSITION(S) HELD   LENGTH OF TIME   POSITION(S) PRINCIPAL OCCUPATION(S)        NUMBER OF FUNDS       HELD
AND AGE                  WITH TRUST        SERVED               DURING PAST FIVE YEARS              IN FUND COMPLEX    BY TRUSTEE

NON-INTERESTED TRUSTEES:
ROGER B. KEATING           Trustee       Since 1997     President of Time Warner Cable                     11             --
                                                        National Division since June 2002
Time Warner Cable                                       Senior Vice President, General Manager
National Division                                       of AOL Vertical Markets from
160 Inverness Drive West                                December 2000 to June 2002
Suite 300
Englewood, CO 80112                                     Chief Executive Officer of Zatso
Age: 41                                                 (formerly known as ReacTV) from
                                                        March 1998 to December 2000

                                                        Senior Vice President of Comcast Cable
                                                        from August 1993 to March 1998

MATTHEW J. KILEY           Trustee       Since 1997     President of Weyhill Group since April 2002        11             --
849 Foxfield Road                                       Self-employed from October 1999 to April 2002
Lower Gwynedd, PA 19002                                 Executive Vice President of Campus Services
Age: 40                                                 for ARAMARK Corporation from May 1998
                                                        to October 1999

                                                        Executive Vice President of Sports and
                                                        Entertainment and Vice President of Global
                                                        Food and Support Services at ARAMARK
                                                        Corporation  from September 1996 to May 1998

ROBERT P. SCHMERMUND       Trustee       Since 1997     Managing Director of Corporate Communications      11             --
America's Community Bankers                             for America's Community Bankers since January
900 19th Street NW                                      1993
Suite 400
Washington, DC 20006
Age: 47

INTERESTED TRUSTEES:
MARK P. HURLEY             Trustee       Since 1997     Chairman and Chief Executive Officer of            11             --
Undiscovered Managers, LLC                              Undiscovered Managers, LLC since February 2001
700 North Pearl Street                                  President and Chief Executive Officer of
Suite 1625                                              Undiscovered Managers, LLC from September
Dallas, Texas 75201                                     1997 to February 2001
Age: 44


OFFICERS:
MARK P. HURLEY             President     Since 1997     Chairman and Chief Executive Officer of            11             --
Undiscovered Managers, LLC                              Undiscovered Managers, LLC since February
700 North Pearl Street                                  2001
Suite 1625
Dallas, Texas 75201                                     President and Chief Executive Officer of
Age: 44                                                 Undiscovered Managers, LLC from September 1997
                                                        to February 2001


PATRICIA L. DUNCAN         Treasurer &   Secretary      Vice President of Undiscovered Managers,           --             --
Undiscovered Managers, LLC Secretary     since 2000     LLC since January 2000
700 North Pearl Street                   Treasurer      Registered Marketing Administrator of
Suite 1625                               since 2001     Undiscovered Managers, LLC from December
Dallas, Texas 75201                                     1997 to January 2000
Age: 40                                                 Executive Secretary at Prentiss Properties
                                                        from April 1994 to December 1997

The Statement of Information includes additional information about the Trust's Board of Trustees and is available, without charge, upon request by calling toll free (888) 242-3514.


72 UNDISCOVERED MANAGERS FUNDS

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


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                       700 NORTH PEARL STREET, SUITE 1625
                                DALLAS, TX 75201
                                 (888)-242-3514





                          www.undiscoveredmanagers.com

                                                                       UM-AR-802